Space 35, 7797 West Flagler Building, and
Space 33C
KBSFB: 18002112




                                                           12/1/92 SOG(BY) OFF
                                                               REVISED 1/30/95



                                      LEASE



                      KEYSTONE-MIAMI PROPERTY HOLDING CORP.

                                    Landlord







                   TIGER DIRECT, INC., a Delaware corporation

                                     Tenant

                                TABLE OF CONTENTS



Article
                                                                          Page
1.  USE AND RESTRICTIONS ON USE...............................................1
2.  TERM......................................................................1
3.  RENT......................................................................2
4.  RENT ADJUSTMENTS..........................................................2
5.  SECURITY DEPOSIT..........................................................4
6.  ALTERATIONS...............................................................4
7.  REPAIR....................................................................5
8.  LIENS.....................................................................5
9.  ASSIGNMENT AND SUBLETTING.................................................6
10. INDEMNIFICATION...........................................................7
11. INSURANCE.................................................................8
12. WAIVER OF SUBROGATION.....................................................8
13. SERVICES AND UTILITIES....................................................8
14. HOLDING OVER..............................................................9
15. SUBORDINATION.............................................................9
16. RULES AND REGULATIONS....................................................10
17. REENTRY BY LANDLORD......................................................10
18. DEFAULT..................................................................10
19. REMEDIES.................................................................11
20. TENANT'S BANKRUPTCY OR INSOLVENCY........................................13
21. QUIET ENJOYMENT..........................................................14
22. DAMAGE BY FIRE, ETC......................................................15
23. EMINENT DOMAIN...........................................................15
24. SALE BY LANDLORD.........................................................15
25. ESTOPPEL CERTIFICATES....................................................16
26. SURRENDER OF PREMISES....................................................16
27. NOTICES..................................................................16
28. TAXES PAYABLE BY TENANT..................................................17
29. RELOCATION OF TENANT.....................................................17
30. DEFINED TERMS AND HEADINGS...............................................17
31. TENANT'S AUTHORITY.......................................................18
32. COMMISSIONS..............................................................18
33. TIME AND APPLICABLE LAW..................................................18
34. SUCCESSORS AND ASSIGNS...................................................18
35. ENTIRE AGREEMENT.........................................................18
36. EXAMINATION NOT OPTION...................................................18
37. RECORDATION..............................................................19
38. LIMITATION OF LANDLORD'S LIABILITY.......................................19

     EXHIBIT A - PREMISES
     EXHIBIT B - INITIAL ALTERATIONS
     EXHIBIT C - RULES AND REGULATIONS
     EXHIBIT D - EXCLUSIVES AND RESTRICTIONS
     RIDER

                             GROSS (BY) OFFICE LEASE
                                 REFERENCE PAGE

BUILDING:                               7797 WEST FLAGLER BUILDING
                                        7797 WEST FLAGLER STREET, MIAMI, FLORIDA
                                        33144 (INCLUDING ALL LAND AND
                                        IMPROVEMENTS APPURTENANT THERETO)

LANDLORD:                               KEYSTONE-MIAMI PROPERTY
                                        HOLDING CORP., A FLORIDA CORPORATION

LANDLORD'S ADDRESS:                     FOR PAYMENT OF RENT:
                                        MALL OF THE AMERICAS
                                        P.O. BOX 75847
                                        CHICAGO, ILLINOIS 60675

                                        FOR NOTICES:
                                        7827-B WEST FLAGLER STREET
                                        MIAMI, FLORIDA 33144
                                        ATTENTION: AL DIAZ

                                        WITH A COPY TO:
                                        RREEF MANAGEMENT COMPANY
                                        875 N. MICHIGAN AVENUE, SUITE 4114
                                        CHICAGO, ILLINOIS 50511
                                        REGIONAL SHOPPING CENTER DIVISION

LEASE REFERENCE DATE:                   SEPTEMBER 17, 1998

TENANT:                                 TIGER DIRECT, INC., A DELAWARE
                                        CORPORATION

GUARANTOR:                              GLOBAL DIRECTMAIL CORP, A DELAWARE
                                        CORPORATION

TENANT'S ADDRESS:
(A) AS OF BEGINNING OF TERM:            7797 WEST FLAGLER STREET, 2ND FLOOR,
                                        MIAMI, FLORIDA 33144
                                        ATTENTION: GILBERT FIORENTINO

(B) PRIOR TO BEGINNING OF TERM:         8700 WEST FLAGLER STREET, 4TH FLOOR,
                                        MIAMI, FLORIDA 33174
                                        ATTENTION: GILBERT FIORENTINO

PREMISES IDENTIFICATION:                SUITE NUMBER 35 AND 33C
                                        (FOR OUTLINE OF PREMISES SEE EXHIBIT A)

PREMISES RENTABLE AREA:                 APPROXIMATELY 63,882 SQ. FT. ON THE
                                        SECOND FLOOR OF THE BUILDING, AS TO
                                        SUITE 35; AND APPROXIMATELY 3,000 SQ.
                                        FT. ON THE GROUND LEVEL AS TO SUITE 33C
                                        [SUBJECT TO ADJUSTMENT IN ACCORDANCE
                                        WITH SECTION 30 HEREOF AFTER COMPLETION
                                        OF LANDLORD'S WORK.]

                                        PREMISES SHALL ALSO INCLUDE (I) ALL OF
                                        THE GROUND FLOOR LOBBY OF THE BUILDING
                                        CONTAINING APPROXIMATELY 2,000
                                        ADDITIONAL SQUARE FEET OF RENTABLE AREA
                                        ("LOBBY"), PLUS (II) APPROXIMATELY 2,000
                                        SQUARE FEET OF ADDITIONAL, NON-
                                        AIRCONDITIONED, STORAGE AREA ("STORAGE
                                        AREA"). LOBBY SHALL BE USED EXCLUSIVELY
                                        BY TENANT AS A TYPICAL HIGH QUALITY
                                        OFFICE BUILDING LOBBY ONLY AND FOR NO
                                        OTHER PURPOSE OR USE; AND STORAGE AREA
                                        SHALL BE USED EXCLUSIVELY FOR STORAGE OF
                                        TENANT'S MATERIALS AND FOR NO OTHER
                                        PURPOSE OR USE.

                                        (FOR OUTLINE OF LOBBY AND STORAGE AREA
                                        SEE EXHIBIT A OR ATTACHMENT(S) THERETO)
                                        (COLLECTIVELY, THE PREMISES, CONSISTING
                                        OF THE SECOND FLOOR OF THE BUILDING, THE
                                        LOBBY, SUITE 33C, AND THE STORAGE AREA
                                        CONTAINING APPROXIMATELY 70,882 SQUARE
                                        FEET, SUBJECT TO THE TERMS AND
                                        PROVISIONS HEREOF)

[REFERENCE PAGE CONTINUES ON FOLLOWING PAGE; FOR ALL PURPOSES REFERENCES HEREIN TO THE "REFERENCE PAGE" SHALL BE DEEMED TO MEAN THIS AND THE FOLLOWING PAGE, COLLECTIVELY

SCHEDULED COMMENCEMENT DATE:            AUGUST 1, 1999

TERMINATION DATE:                       11:59 P.M. ON THE LAST DAY OF THE
                                        CONCLUSION OF A PERIOD OF TEN (10) YEARS
                                        AND SIX (6) MONTHS AFTER THE
                                        COMMENCEMENT DATE

TERM OF LEASE:                          10 YEARS, 6 MONTHS AND 0 DAYS, BEGINNING
                                        ON THE COM MENCEMENT DATE AND ENDING ON
                                        THE TERMINATION DATE (UNLESS SOONER
                                        TERMINATED PURSUANT TO THE LEASE)

INITIAL ANNUAL RENT (ARTICLE 3):        $401,292.00 PER YEAR, $33,441.00 PER
                                        MONTH, RESPECTING PREMISES (EXCLUDING
                                        LOBBY AND STORAGE AREA).

                                        PAYABLE IN RESPECT OF EACH OF THE FIRST
                                        SIX (6) CONSECUTIVE MONTHS DURING THE
                                        INITIAL TERM; AND THEREAFTER INCREASING
                                        AS SET FORTH IN THE RIDER TO THIS LEASE.
                                        [ALL OF THE ABOVE TOGETHER WITH ALL
                                        SALES TAXES THEREON] PLUS:

                                        $10,000.00 PER YEAR, $833.33 PER MONTH,
                                        RESPECTING STORAGE AREA, PAYABLE IN
                                        RESPECT OF EACH OF THE FIRST FIVE
                                        CONSECUTIVE 12-MONTH PERIODS DURING THE
                                        TERM, THEREAFTER INCREASING AS SET FORTH
                                        IN THE RIDER TO THIS LEASE. [ALL OF THE
                                        ABOVE TOGETHER WITH ALL SALES TAXES
                                        THEREON].

                                        NO ANNUAL RENT IS DEEMED ATTRIBUTABLE TO
                                        THE LOBBY.

INITIAL MONTHLY INSTALLMENT OF
ANNUAL RENT (ARTICLE 3):                [SEE ABOVE]

BASE YEAR (DIRECT EXPENSES):            2000

BASE YEAR (TAXES):                      TAXES FOR 2000

TENANT'S PROPORTIONATE SHARE:           100% (AS TO DIRECT EXPENSES); AND 10.3%
                                        AS TO TAXES

SECURITY DEPOSIT:                       NONE

ASSIGNMENT/SUBLETTING FEE:              $0 (NONE)

REAL ESTATE BROKER DUE COMMISSION:      ABOOD & ASSOCIATES, INC., C/O CAROL
                                        ELLIS-CUTLER LARKIN SCHMIDT WEIDENBAUM
                                        COMMERCIAL REAL ESTATE

THE REFERENCE PAGE INFORMATION IS INCORPORATED INTO AND MADE A PART OF THE LEASE. IN THE EVENT OF ANY CONFLICT BETWEEN ANY REFERENCE PAGE INFORMATION AND THE LEASE, THE LEASE SHALL CONTROL. THIS LEASE INCLUDES EXHIBITS A THROUGH D, AND RIDER, AND GUARANTY, ALL OF WHICH ARE ATTACHED AND INCORPORATED HEREIN AND MADE A PART OF THIS LEASE.

LANDLORD:                               TENANT:

KEYSTONE-MIAMI PROPERTY HOLDING CORP.,
A FLORIDA CORPORATION

BY:  RREEF MANAGEMENT COMPANY,          TIGER DIRECT, INC.,
A DELAWARE CORPORATION                  A DELAWARE CORPORATION


BY: /S/ AL DIAZ                         BY:    /S/ GILBERT FIORENTINO
    AL DIAZ, VICE PRESIDENT             TITLE: PRESIDENT    GILBERT FIORENTINO

    DATED:   9/17/98                    DATED:     9/13/98

BY: /S/ LEE LETCHFORD
   LEE LETCHFORD, SENIOR VP


DATED:  9/18/98

                                   L E A S E

     BY THIS LEASE LANDLORD LEASES TO TENANT AND TENANT LEASES FROM LANDLORD THE PREMISES IN THE BUILDING AS SET FORTH AND DESCRIBED ON THE REFERENCE PAGE. THE REFERENCE PAGE, INCLUDING ALL TERMS DEFINED THEREON, IS INCORPORATED AS PART OF THIS LEASE.

1.   USE AND RESTRICTIONS ON USE.

     1.1 SUITE 35 IS TO BE USED SOLELY FOR GENERAL OFFICE AND DISPLAY AND TRAINING PURPOSES BUT ALSO INCLUDING THE OPERATION OF A SO-CALLED "CALL CENTER", INVOLVING INSTALLED, DENSELY PACKED "CUBICLES" WITH PERSONNEL OPERATING TELEPHONES AND COMPUTER EQUIPMENT, IN THE ORDINARY COURSE OF TENANT'S CATALOGUE SALES OPERATIONS, PROVIDED THE LOBBY SHALL BE USED EXCLUSIVELY BY TENANT AS A TYPICAL HIGH QUALITY OFFICE BUILDING LOBBY AND FOR NO OTHER PURPOSE OR USE; AND STORAGE AREA SHALL BE USED EXCLUSIVELY FOR STORAGE OF TENANT'S MATERIALS AND FOR NO OTHER USE. SUITE 33C IS TO BE USED SOLELY FOR THE OPERATION OF A RETAIL CATALOGUE DISPLAY SHOWROOM, RESPECTING THE SALE AT RETAIL OF COMPUTERS AND COMPUTER-RELATED ACCESSORIES AND PERIPHERALS AS TYPICALLY OFFERED FOR SALE IN TENANT'S RETAIL SALES CATALOGUE AS OF THE DATE OF THIS LEASE AND AS SUCH CATALOGUE MAY CHANGE CHAIN-WIDE FROM TIME TO TIME SO LONG AS ANY SUCH CHANGE SHALL RESULT IN THE CATALOGUE PRIMARILY DEPICTING OR OFFERING FOR SALE COMPUTERS AND COMPUTER-RELATED ACCESSORIES AND PERIPHERALS AND PROVIDED NO SUCH CHANGE SHALL VIOLATE ANY THEN EXISTING EXCLUSIVES OR RESTRICTIVE COVENANTS GRANTED BY LANDLORD TO OTHER TENANTS OR OCCUPANTS OF THE SHOPPING CENTER WITHIN WHICH IS SITUATE THE BUILDING. TENANT SHALL NOT DO OR PERMIT ANYTHING TO BE DONE IN OR ABOUT THE PREMISES WHICH WILL IN ANY WAY OBSTRUCT OR INTERFERE WITH THE RIGHTS OF OTHER TENANTS OR OCCUPANTS OF THE BUILDING OR INJURE, ANNOY, OR DISTURB THEM OR ALLOW THE PREMISES TO BE USED FOR ANY IMPROPER, IMMORAL, UNLAWFUL, OR OBJECTIONABLE PURPOSE. TENANT SHALL NOT DO, PERMIT OR SUFFER IN, ON, OR ABOUT THE PREMISES THE SALE OF ANY ALCOHOLIC LIQUOR WITHOUT THE WRITTEN CONSENT OF LANDLORD FIRST OBTAINED, OR THE COMMISSION OF ANY WASTE. TENANT SHALL COMPLY WITH ALL GOVERNMENTAL LAWS, ORDINANCES AND REGULATIONS APPLICABLE TO THE USE OF THE PREMISES AND ITS OCCUPANCY AND SHALL PROMPTLY COMPLY WITH ALL GOVERNMENTAL ORDERS AND DIRECTIONS FOR THE CORRECTION, PREVENTION AND ABATEMENT OF ANY VIOLATIONS IN OR UPON, OR IN CONNECTION WITH, THE PREMISES, ALL AT TENANT'S SOLE EXPENSE. TENANT SHALL NOT DO OR PERMIT ANYTHING TO BE DONE ON OR ABOUT THE PREMISES OR BRING OR KEEP ANYTHING INTO THE PREMISES WHICH WILL IN ANY WAY INCREASE THE RATE OF, INVALIDATE OR PREVENT THE PROCURING OF ANY INSURANCE PROTECTING AGAINST LOSS OR DAMAGE TO THE BUILDING OR ANY OF ITS CONTENTS BY FIRE OR OTHER CASUALTY OR AGAINST LIABILITY FOR DAMAGE TO PROPERTY OR INJURY TO PERSONS IN OR ABOUT THE BUILDING OR ANY PART THEREOF.

     1.2 TENANT SHALL NOT, AND SHALL NOT DIRECT, SUFFER OR PERMIT ANY OF ITS AGENTS, CONTRACTORS, EMPLOYEES, LICENSEES OR INVITEES TO AT ANY TIME HANDLE, USE, MANUFACTURE, STORE OR DISPOSE OF IN OR ABOUT THE PREMISES OR THE BUILDING ANY (COLLECTIVELY "HAZARDOUS MATERIALS") FLAMMABLES, EXPLOSIVES, RADIOACTIVE MATERIALS, HAZARDOUS WASTES OR MATERIALS, TOXIC WASTES OR MATERIALS, OR OTHER SIMILAR SUBSTANCES, PETROLEUM PRODUCTS OR DERIVATIVES OR ANY SUBSTANCE SUBJECT TO REGULATION BY OR UNDER ANY FEDERAL, STATE AND LOCAL LAWS AND ORDINANCES RELATING TO THE PROTECTION OF THE ENVIRONMENT OR THE KEEPING, USE OR DISPOSITION OF ENVIRONMENTALLY HAZARDOUS MATERIALS, SUBSTANCES, OR WASTES, PRESENTLY IN EFFECT OR HEREAFTER ADOPTED, ALL AMENDMENTS TO ANY OF THEM, AND ALL RULES AND REGULATIONS ISSUED PURSUANT TO ANY OF SUCH LAWS OR ORDINANCES (COLLECTIVELY "ENVIRONMENTAL LAWS"), NOR SHALL TENANT SUFFER OR PERMIT ANY HAZARDOUS MATERIALS TO BE USED IN ANY MANNER NOT FULLY IN COMPLIANCE WITH ALL ENVIRONMENTAL LAWS, IN THE PREMISES OR THE BUILDING AND APPURTENANT LAND OR ALLOW THE ENVIRONMENT TO BECOME CONTAMINATED WITH ANY HAZARDOUS MATERIALS. NOTWITHSTANDING THE FOREGOING, AND SUBJECT TO LANDLORD'S PRIOR CONSENT, TENANT MAY HANDLE, STORE, USE OR DISPOSE OF PRODUCTS CONTAINING SMALL QUANTITIES OF HAZARDOUS MATERIALS (SUCH AS AEROSOL CANS CONTAINING INSECTICIDES, TONER FOR COPIERS, PAINTS, PAINT REMOVER AND THE LIKE) TO THE EXTENT CUSTOMARY AND NECESSARY FOR THE USE OF THE PREMISES FOR GENERAL OFFICE PURPOSES; AND FURTHERMORE TENANT MAY HANDLE, STORE, USE OR PROPERLY DISPOSE OF "DARKROOM CHEMICALS" (THAT IS, CHEMICALS ORDINARILY USED IN THE PROCESSING OF PHOTOGRAPHS AND RELATED "DARKROOM" PROCESSING ACTIVITIES RELATING TO TENANT'S BUSINESS OPERATIONS IN THE PREMISES); PROVIDED IN EITHER CASE THAT TENANT SHALL ALWAYS HANDLE, STORE, USE, AND DISPOSE OF ANY SUCH SMALL QUANTITIES OF DARKROOM CHEMICALS IN A SAFE AND LAWFUL MANNER AND NEVER ALLOW SAME TO CONTAMINATE THE PREMISES, BUILDING AND APPURTENANT LAND OR THE ENVIRONMENT. TENANT SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD EACH AND ALL OF THE LANDLORD ENTITIES (AS DEFINED IN ARTICLE 30) HARMLESS FROM AND AGAINST ANY AND ALL LOSS, CLAIMS, LIABILITY OR COSTS (INCLUDING COURT COSTS AND ATTORNEY'S
FEES) INCURRED BY REASON OF ANY ACTUAL OR ASSERTED FAILURE OF TENANT TO FULLY COMPLY WITH ALL APPLICABLE ENVIRONMENTAL LAWS, OR THE PRESENCE, HANDLING, USE OR DISPOSITION IN OR FROM THE PREMISES OF ANY HAZARDOUS MATERIALS (EVEN THOUGH PERMISSIBLE UNDER ALL APPLICABLE ENVIRONMENTAL LAWS OR THE PROVISIONS OF THIS LEASE), OR BY REASON OF ANY ACTUAL OR ASSERTED FAILURE OF TENANT TO KEEP, OBSERVE, OR PERFORM ANY PROVISION OF THIS SECTION 1.2.

2.   TERM.

     2.1 THE TERM OF THIS LEASE SHALL BEGIN ON THE DATE ("COMMENCEMENT DATE") WHICH SHALL BE THE LATER OF THE SCHEDULED COMMENCEMENT DATE AS SHOWN ON THE REFERENCE PAGE AND THE DATE THAT LANDLORD SHALL TENDER POSSESSION OF THE PREMISES TO TENANT. LANDLORD SHALL TENDER POSSESSION OF THE PREMISES WITH ALL THE WORK, IF ANY, TO BE PERFORMED BY LANDLORD PURSUANT TO EXHIBIT B TO THIS LEASE ("LANDLORD'S WORK") SUBSTANTIALLY COMPLETED. TENANT SHALL DELIVER A PUNCH LIST OF ITEMS NOT COMPLETED WITHIN 30 DAYS AFTER LANDLORD TENDERS POSSESSION OF THE PREMISES AND LANDLORD AGREES TO PROCEED WITH DUE DILIGENCE TO PERFORM ITS OBLIGATIONS REGARDING SUCH ITEMS. LANDLORD AND TENANT SHALL EXECUTE A MEMORANDUM SETTING FORTH THE ACTUAL COMMENCEMENT DATE AND TERMINATION DATE.

     2.2 TENANT AGREES THAT IN THE EVENT OF THE INABILITY OF LANDLORD TO DELIVER POSSESSION OF THE PREMISES ON THE SCHEDULED COMMENCEMENT DATE, LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGE RESULTING FROM SUCH INABILITY, BUT TENANT SHALL NOT BE LIABLE FOR ANY RENT UNTIL THE TIME WHEN LANDLORD CAN, AFTER NOTICE TO TENANT, DELIVER POSSESSION OF THE PREMISES TO TENANT. NO SUCH FAILURE TO GIVE POSSESSION ON THE SCHEDULED COMMENCEMENT DATE SHALL AFFECT THE OTHER OBLIGATIONS OF TENANT UNDER THIS LEASE, EXCEPT THAT IF LANDLORD IS UNABLE TO DELIVER POSSESSION OF THE PREMISES WITHIN SIX (6) MONTHS AFTER THE DATE ALL PERMITS REQUIRED FOR THE PROSECUTION OF LANDLORD'S WORK TO COMPLETION HAVE BEEN OBTAINED (OTHER THAN AS A RESULT OF STRIKES, SHORTAGES OF MATERIALS OR SIMILAR MATTERS BEYOND THE REASONABLE CONTROL OF LANDLORD AND TENANT IS NOTIFIED BY LANDLORD IN WRITING AS TO SUCH DELAY), TENANT SHALL HAVE THE OPTION TO TERMINATE THIS LEASE UNLESS SAID DELAY IS AS A RESULT OF: (A) TENANT'S FAILURE TO AGREE TO PLANS AND SPECIFICATIONS; (B) TENANT'S REQUEST FOR MATERIALS, FINISHES OR INSTALLATIONS OTHER THAN LANDLORD'S STANDARD EXCEPT THOSE, IF ANY, THAT LANDLORD SHALL HAVE EXPRESSLY AGREED TO FURNISH WITHOUT EXTENSION OF TIME AGREED BY LANDLORD; (C) TENANT'S MATERIAL CHANGE IN ANY PLANS OR SPECIFICATIONS; (D) PERFORMANCE OR COMPLETION BY A PARTY EMPLOYED BY TENANT; OR, (E) TENANT'S BREACH OR VIOLATION OF THE LEASE, OR TENANT'S FAILURE TO TIMELY AND PROPERLY RESPOND TO LANDLORD, PROVIDE INFORMATION, DRAWINGS OR OTHER SKETCHES, GIVE APPROVALS, OR OTHERWISE MAKE DETERMINATIONS AND SELECTIONS. IF ANY DELAY IS THE RESULT OF ANY OF THE FOREGOING, THE COMMENCEMENT DATE AND THE PAYMENT OF RENT UNDER THIS LEASE SHALL BE ACCELERATED BY THE NUMBER OF DAYS OF SUCH DELAY. LANDLORD SHALL DILIGENTLY PURSUE ALL SUCH PERMITS REQUIRED TO PERFORM LANDLORD'S WORK.

     2.3 IN THE EVENT LANDLORD SHALL PERMIT TENANT TO OCCUPY THE PREMISES PRIOR TO THE COMMENCEMENT DATE, SUCH OCCUPANCY SHALL BE SUBJECT TO ALL THE PROVISIONS OF THIS LEASE. SAID EARLY POSSESSION SHALL NOT ADVANCE THE TERMINATION DATE.

     2.4 SEE RIDER PROVISION R-1 RESPECTING THE POSSIBILITY OF A "DELAY RENT CREDIT" AS THEREIN DEFINED.

3.   RENT.

     3.1 TENANT AGREES TO PAY TO LANDLORD THE ANNUAL RENT IN EFFECT FROM TIME TO TIME BY PAYING THE MONTHLY INSTALLMENT OF RENT THEN IN EFFECT ON OR BEFORE THE FIRST DAY OF EACH FULL CALENDAR MONTH DURING THE TERM, EXCEPT THAT THE FIRST MONTH'S RENT SHALL BE PAID UPON THE EXECUTION OF THIS LEASE, AND EXCEPT THAT THE TERM SHALL BE DEEMED TO COMMENCE, FOR PURPOSES OF TENANT'S OBLIGATION TO PAY ALL ITEMS OF RENT HEREUNDER, ON THE EARLIER TO OCCUR OF THE COMMENCEMENT DATE OR THE DATE THAT LANDLORD WOULD HAVE TENDERED POSSESSION OF THE PREMISES TO TENANT BUT FOR PRE-CONSTRUCTION DELAYS PRIMARILY CAUSED BY TENANT. THE MONTHLY INSTALLMENT OF RENT IN EFFECT AT ANY TIME SHALL BE ONE-TWELFTH OF THE ANNUAL RENT IN EFFECT AT SUCH TIME. RENT FOR ANY PERIOD DURING THE TERM WHICH IS LESS THAN A FULL MONTH SHALL BE A PRORATED PORTION OF THE MONTHLY INSTALLMENT OF RENT BASED UPON A THIRTY (30) DAY MONTH. SAID RENT SHALL BE PAID TO LANDLORD, WITHOUT DEDUCTION OR OFFSET AND WITHOUT NOTICE OR DEMAND, AT THE LANDLORD'S ADDRESS, AS SET FORTH ON THE REFERENCE PAGE, OR TO SUCH OTHER PERSON OR AT SUCH OTHER PLACE AS LANDLORD MAY FROM TIME TO TIME DESIGNATE IN WRITING.

     3.2 TENANT RECOGNIZES THAT LATE PAYMENT OF ANY RENT OR OTHER SUM DUE UNDER THIS LEASE WILL RESULT IN ADMINISTRATIVE EXPENSE TO LANDLORD, THE EXTENT OF WHICH ADDITIONAL EXPENSE IS EXTREMELY DIFFICULT AND ECONOMICALLY IMPRACTICAL TO ASCERTAIN. TENANT THEREFORE AGREES THAT IF RENT OR ANY OTHER SUM IS NOT PAID WITHIN TEN (10) DAYS OF THE DATE WHEN DUE AND PAYABLE PURSUANT TO THIS LEASE, A LATE CHARGE SHALL BE IMPOSED IN AN AMOUNT EQUAL TO ONE HUNDRED ($100.00) DOLLARS PER MONTH OR FRACTION THEREOF. THE AMOUNT OF THE LATE CHARGE TO BE PAID BY TENANT SHALL BE REASSESSED AND ADDED TO TENANT'S OBLIGATION FOR EACH SUCCESSIVE MONTHLY PERIOD UNTIL PAID. THE PROVISIONS OF THIS SECTION 3.2 IN NO WAY RELIEVE TENANT OF THE OBLIGATION TO PAY RENT OR OTHER PAY MENTS ON OR BEFORE THE DATE ON WHICH THEY ARE DUE, NOR DO THE TERMS OF THIS SECTION 3.2 IN ANY WAY AFFECT LANDLORD'S REMEDIES PURSUANT TO ARTICLE 19 OF THIS LEASE IN THE EVENT SAID RENT OR OTHER PAYMENT IS UNPAID AFTER DATE DUE.

4.   RENT ADJUSTMENTS.

     4.1 FOR THE PURPOSE OF THIS ARTICLE 4, THE FOLLOWING TERMS ARE DEFINED AS
FOLLOWS: (AND SEE RIDER)

     4.1.1 LEASE YEAR: EACH CALENDAR YEAR FALLING PARTLY OR WHOLLY WITHIN THE TERM.

     4.1.2 DIRECT EXPENSES: ALL DIRECT COSTS OF OPERATION, MAINTENANCE, REPAIR AND MANAGE MENT OF THE SECOND LEVEL ONLY OF THE BUILDING AS WELL AS SUITE 33C (THAT IS, SUITES 35 AND 33C) AND THE ELEVATORS AND ESCALATORS EXCLUSIVELY SERVICING ACCESS TO SUITE 35 (THE "RELEVANT PREMISES"), AS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SIMILAR OFFICE BUILDINGS IN MIAMI-DADE COUNTY, FLORIDA, INCLUDING THE FOLLOWING COSTS BY WAY OF ILLUSTRATION, BUT NOT LIMITATION: WATER AND SEWER CHARGES TO COMMON AREAS [SEE
SECTION 13 HEREINBELOW RESPECTING TENANT'S PAYMENT FOR WATER AND SEWER CHARGES DIRECTLY ATTRIBUTABLE TO TENANT'S USE IN ITS PREMISES]; INSURANCE CHARGES OF OR RELATING TO ALL INSURANCE POLICIES AND ENDORSEMENTS DEEMED BY LANDLORD TO BE REASONABLY NECESSARY OR DESIRABLE AND RELATING IN ANY MANNER TO THE PROTECTION, PRESERVATION, OR OPERATION OF THE BUILDING OR ANY PART THEREOF; UTILITY COSTS [SUBJECT TO SECTION 13], INCLUDING, BUT NOT LIMITED TO, THE COST OF HEAT, LIGHT, POWER, STEAM, GAS, AND WASTE DISPOSAL [INCLUDING THE TRASH DUMPSTER REFERRED TO IN PARAGRAPH 17 OF EXHIBIT C TO THIS LEASE]; THE COST OF SECURITY AND ALARM SERVICES; WINDOW CLEANING COSTS; LABOR COSTS; COSTS AND EXPENSES OF MANAGING THE BUILDING INCLUDING MANAGEMENT FEES; AIR CONDITIONING MAINTENANCE COSTS; ELEVATOR MAINTENANCE FEES AND SUPPLIES; MATERIAL COSTS; EQUIPMENT COSTS INCLUDING THE COST OF MAINTENAN CE, REPAIR AND SERVICE AGREEMENTS AND RENTAL AND LEASING COSTS; PURCHASE COSTS OF EQUIPMENT OTHER THAN CAPITAL ITEMS; CURRENT RENTAL AND LEASING COSTS OF ITEMS WHICH WOULD BE AMORTIZABLE CAPITAL ITEMS IF PURCHASED; TOOL COSTS; LICENSES, PERMITS AND INSPECTION FEES; WAGES AND SALARIES; EMPLOYEE BENEFITS AND PAYROLL TAXES; ACCOUNTING AND LEGAL FEES; ANY SALES, USE OR SERVICE TAXES INCURRED IN CONNECTION THEREWITH; PARKING LOT MAINTENANCE AND OPERATION OF THE VICINITY PARKING AREA (DESCRIBED IN THE RIDER). DIRECT EXPENSES SHALL NOT INCLUDE DEPRECIATION OR AMORTIZATION OF THE BUILDING OR EQUIPMENT IN THE RELEVANT PREMISES IN THE BUILDING EXCEPT AS PROVIDED HEREIN, LOAN PRINCIPAL PAYMENTS, COSTS OF ALTERATIONS OF TENANTS' PREMISES, LEASING COMMISSIONS, INTEREST EXPENSES ON LONG-TERM BORROWINGS, ADVERTISING COSTS OR MANAGEMENT SALARIES FOR EXECUTIVE PERSONNEL OTHER THAN PERSONNEL LOCATED AT THE BUILDING, TO THE EXTENT INCLUDED IN THE RELEVANT PREMISES' PORTION OF DIRECT EXPENSES. IN ADDITION, LANDLORD SHALL BE ENTITLED TO AMORTIZE AND INCLUDE AS AN ADDITIONAL RENTAL ADJUSTMENT: (I) AN ALLOCABLE PORTION OF THE COST OF CAPITAL IMPROVEMENT ITEMS WHICH ARE REASONABLY CALCULATED TO REDUCE OPERATING EXPENSES; (II) FIRE SPRINKLERS AND SUPPRESSION SYSTEMS AND OTHER LIFE SAFETY SYSTEMS; AND (III) OTHER CAPITAL EXPENSES WHICH ARE REQUIRED UNDER ANY GOVERNMENTAL LAWS, REGULATIONS OR ORDINANCES WHICH WERE NOT APPLICABLE TO THE BUILDING AT THE TIME IT WAS CONSTRUCTED. ALL SUCH COSTS SHALL BE AMORTIZED OVER THE REASONABLE LIFE OF SUCH IMPROVEMENTS IN ACCORDANCE WITH SUCH REASONABLE LIFE AND AMOR TIZATION SCHEDULES AS SHALL BE DETERMINED BY LANDLORD IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE PARTIES ACKNOWLEDGE THAT SUITE 35 IS ON THE UPPER LEVEL OF A RETAIL ENCLOSED SHOPPING CENTER MALL PRIMARILY OPERATING (AS TO RETAIL IN-LINE TENANTS) ON THE GROUND LEVEL OF THE BUILDING OF WHICH SUITE 35 IS STRUCTURALLY A PART; AND SUITE 33C IS LOCATED WITHIN THE OVERALL SHOPPING CENTER PROPERTY ALTHOUGH WITHOUT A DIRECT ACCESS THROUGH A COMMON WALL INTO THE ENCLOSED GROUND LEVEL SHOPPING MALL. BECAUSE OF THE FOREGOING, LANDLORD MAINTAINS A "BIFURCATED" COMPUTATION OF DIRECT EXPENSES, SEPARATING OUT COMPONENTS (OR FRACTIONS THEREOF) WHICH ARE APPORTIONED 100% ONLY TO THE RELEVANT PREMISES, SUCH THAT TENANT'S PROPORTIONATE SHARE OF 100% AS IDENTIFIED ON THE REFERENCE PAGE SHALL BE AND REMAIN ACCURATE AND IS DEEMED TO MEAN 100% OF THE DIRECT EXPENSES SO APPORTIONED ONLY TO THE RELEVANT PREMISES. DIRECT EXPENSES SHALL NOT INCLUDE ANY PORTION OF THE INITIAL CONSTRUCTION COSTS OF SHOPPING CENTER IMPROVEMENTS, NOR SHALL DIRECT EXPENSES INCLUDE CAPITAL COSTS WHICH RELATE TO OTHER PORTIONS OF THE SHOPPING CENTER (OTHER THAN THE BUILDING).

     4.1.3 TAXES: REAL ESTATE TAXES AND ANY OTHER TAXES, CHARGES AND ASSESSMENTS WHICH ARE LEVIED WITH RESPECT TO THE BUILDING OR THE LAND APPURTENANT TO THE BUILDING, OR WITH RESPECT TO ANY IMPROVEMENTS, FIXTURES AND EQUIPMENT OR OTHER PROPERTY OF LANDLORD, REAL OR PERSONAL, LOCATED IN THE BUILDING AND USED IN CONNECTION WITH THE OPERATION OF THE BUILDING AND SAID LAND, ANY PAYMENTS TO ANY GROUND LESSOR IN REIMBURSEMENT OF TAX PAYMENTS MADE BY SUCH LESSOR; AND ALL FEES, EXPENSES AND COSTS INCURRED BY LANDLORD IN INVESTIGATING, PROTESTING, CONTESTING OR IN ANY WAY SEEKING TO REDUCE OR AVOID INCREASE IN ANY ASSESSMENTS, LEVIES OR THE TAX RATE PERTAINING TO ANY TAXES TO BE PAID BY LANDLORD IN ANY LEASE YEAR. TAXES SHALL NOT INCLUDE ANY CORPORATE FRANCHISE, OR ESTATE, INHERITANCE OR NET INCOME TAX, OR TAX IMPOSED UPON ANY TRANSFER BY LANDLORD OF ITS INTEREST IN THIS LEASE OR THE BUILDING.

     4.2 IF IN ANY LEASE YEAR, (I) DIRECT EXPENSES PAID OR INCURRED SHALL EXCEED DIRECT EXPENSES PAID OR INCURRED IN THE BASE YEAR (DIRECT EXPENSES) AND/OR (II) TAXES PAID OR INCURRED BY LANDLORD IN ANY LEASE YEAR SHALL EXCEED THE AMOUNT OF SUCH TAXES WHICH BECAME DUE AND PAYABLE IN THE BASE YEAR (TAXES), TENANT SHALL PAY AS ADDITIONAL RENT FOR SUCH LEASE YEAR TENANT'S PROPORTIONATE SHARE OF SUCH EXCESS.

     4.3 SUBJECT TO THE RIDER, THE ANNUAL DETERMINATION OF DIRECT EXPENSES SHALL BE MADE BY LANDLORD AND, IF CERTIFIED BY A NATIONALLY RECOGNIZED FIRM OF PUBLIC ACCOUNTANTS SELECTED BY LANDLORD, SHALL BE BINDING UPON LANDLORD AND TENANT. TENANT MAY REVIEW THE BOOKS AND RECORDS SUPPORTING SUCH DETERMINATION IN THE OFFICE OF LANDLORD, OR LANDLORD'S AGENT, DURING NORMAL BUSINESS HOURS, UPON GIVING LANDLORD FIVE (5) DAYS ADVANCE WRITTEN NOTICE WITHIN SIXTY (60) DAYS AFTER RECEIPT OF SUCH DETERMINATION, BUT IN NO EVENT MORE OFTEN THAN ONCE IN ANY ONE YEAR PERIOD. IN THE EVENT THAT DURING ALL OR ANY PORTION OF ANY LEASE YEAR, THE BUILDING IS NOT FULLY RENTED AND OCCUPIED LANDLORD MAY MAKE ANY APPROPRIATE ADJUSTMENT IN OCCUPANCY-RELATED DIRECT EXPENSES FOR SUCH YEAR FOR THE PURPOSE OF AVOIDING DISTORTION OF THE AMOUNT OF SUCH DIRECT EXPENSES TO BE ATTRIBUTED TO TENANT BY REASON OF VARIATION IN TOTAL OCCUPANCY OF THE BUILDING, BY EMPLOYING SOUND ACCOUNTING AND MANAGEMENT PRINCIPLES TO DETERMINE DIRECT EXPENSES THAT WOULD HAVE BEEN PAID OR INCURRED BY LANDLORD HAD THE BUILDING BEEN FULLY RENTED AND OCCUPIED, AND THE AMOUNT SO DETERMINED SHALL BE DEEMED TO HAVE BEEN DIRECT EXPENSES FOR SUCH LEASE YEAR. SEE RIDER.

     PRIOR TO THE ACTUAL DETERMINATION THEREOF FOR A LEASE YEAR, LANDLORD MAY FROM TIME TO TIME ESTIMATE TENANT'S LIABILITY FOR DIRECT EXPENSES AND/OR TAXES UNDER SECTION 4.2, ARTICLE 6 AND ARTICLE 29 FOR THE LEASE YEAR OR PORTION THEREOF. LANDLORD WILL GIVE TENANT WRITTEN NOTIFICATION OF THE AMOUNT OF SUCH ESTIMATE AND TENANT AGREES THAT IT WILL PAY, BY INCREASE OF ITS MONTHLY INSTALLMENTS OF RENT DUE IN SUCH LEASE YEAR, ADDITIONAL RENT IN THE AMOUNT OF SUCH ESTIMATE. ANY SUCH INCREASED RATE OF MONTHLY INSTALLMENTS OF RENT PURSUANT TO THIS SECTION 4.4 SHALL REMAIN IN EFFECT UNTIL FURTHER WRITTEN NOTIFICATION TO TENANT PURSUANT HERETO.

     WHEN THE ABOVE MENTIONED ACTUAL DETERMINATION OF TENANT'S LIABILITY FOR DIRECT EXPENSES AND/OR TAXES IS MADE FOR ANY LEASE YEAR AND WHEN TENANT IS SO NOTIFIED IN WRITING, THEN:

     IF THE TOTAL ADDITIONAL RENT TENANT ACTUALLY PAID PURSUANT TO SECTION 4.3 ON ACCOUNT OF DIRECT EXPENSES AND/OR TAXES FOR THE LEASE YEAR IS LESS THAN TENANT'S LIABILITY FOR DIRECT EXPENSES AND/OR TAXES, THEN TENANT SHALL PAY SUCH DEFICIENCY TO LANDLORD AS ADDITIONAL RENT IN ONE LUMP SUM WITHIN THIRTY (30) DAYS OF RECEIPT OF LANDLORD'S BILL THEREFOR; AND

     IF THE TOTAL ADDITIONAL RENT TENANT ACTUALLY PAID PURSUANT TO SECTION 4.3 ON ACCOUNT OF DIRECT EXPENSES AND/OR TAXES FOR THE LEASE YEAR IS MORE THAN TENANT'S LIABILITY FOR DIRECT EXPENSES AND/OR TAXES, THEN LANDLORD SHALL CREDIT THE DIFFERENCE AGAINST THE THEN NEXT DUE PAY MENTS TO BE MADE BY TENANT UNDER THIS ARTICLE 4. TENANT SHALL NOT BE ENTITLED TO A CREDIT BY REASON OF ACTUAL DIRECT EXPENSES AND/OR TAXES IN ANY LEASE YEAR BEING LESS THAN DIRECT EXPENSES AND/OR TAXES IN THE BASE YEAR (DIRECT EXPENSES AND/OR TAXES).

     IF THE COMMENCEMENT DATE IS OTHER THAN JANUARY 1 OR IF THE TERMINATION DATE IS OTHER THAN DECEMBER 31, TENANT'S LIABILITY FOR DIRECT EXPENSES AND TAXES FOR THE LEASE YEAR IN WHICH SAID DATE OCCURS SHALL BE PRORATED BASED UPON A THREE HUNDRED SIXTY-FIVE (365) DAY YEAR.

5.   SECURITY DEPOSIT.

     [INTENTIONALLY OMITTED].

6.   ALTERATIONS.

     6.1 EXCEPT FOR THOSE, IF ANY, SPECIFICALLY PROVIDED FOR IN EXHIBIT B TO THIS LEASE, TENANT SHALL NOT MAKE OR SUFFER TO BE MADE ANY ALTERATIONS, ADDITIONS, OR IMPROVEMENTS, INCLUDING, BUT NOT LIMITED TO, THE ATTACHMENT OF ANY FIXTURES OR EQUIPMENT IN, ON, OR TO THE PREMISES OR ANY PART THEREOF OR THE MAKING OF ANY IMPROVEMENTS AS REQUIRED BY ARTICLE 7, WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, WHICH CONSENT (EXCEPT AS TO STRUCTURAL MODIFICATIONS) SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. WHEN APPLYING FOR SUCH CONSENT, TENANT SHALL, IF REQUESTED BY LANDLORD, FURNISH COMPLETE PLANS AND SPECIFICATIONS FOR SUCH ALTERATIONS, ADDITIONS AND IMPROVEMENTS.

     6.2 IN THE EVENT LANDLORD CONSENTS TO THE MAKING OF ANY SUCH ALTERATION, ADDITION OR IMPROVEMENT BY TENANT, THE SAME SHALL BE MADE USING LANDLORD'S CONTRACTOR (UNLESS LANDLORD AGREES OTHERWISE) AT TENANT'S SOLE COST AND EXPENSE. IF TENANT SHALL EMPLOY ANY CONTRACTOR OTHER THAN LANDLORD'S CONTRACTOR AND SUCH OTHER CONTRACTOR OR ANY SUBCONTRACTOR OF SUCH OTHER CONTRACTOR SHALL EMPLOY ANY NON-UNION LABOR OR SUPPLIER, TENANT SHALL BE RESPONSIBLE FOR AND HOLD LANDLORD HARMLESS FROM ANY AND ALL DELAYS, DAMAGES AND EXTRA COSTS SUFFERED BY LANDLORD AS A RESULT OF ANY DISPUTE WITH ANY LABOR UNIONS CONCERNING THE WAGE, HOURS, TERMS OR CONDITIONS OF THE EMPLOYMENT OF ANY SUCH LABOR.

     6.3 ALL ALTERATIONS, ADDITIONS OR IMPROVEMENTS PROPOSED BY TENANT SHALL BE CONSTRUCTED IN ACCORDANCE WITH ALL GOVERNMENT LAWS, ORDINANCES, RULES AND REGULATIONS AND TENANT SHALL, PRIOR TO CONSTRUCTION, PROVIDE THE ADDITIONAL INSURANCE REQUIRED UNDER ARTICLE 11 IN SUCH CASE, AND ALSO ALL SUCH ASSURANCES TO LANDLORD, INCLUDING BUT NOT LIMITED TO, WAIVERS OF LIEN, SURETY COMPANY PERFORMANCE BONDS AND PERSONAL GUARANTIES OF INDIVIDUALS OF SUBSTANCE AS LANDLORD SHALL REQUIRE TO ASSURE PAYMENT OF THE COSTS THEREOF AND TO PROTECT LANDLORD AND THE BUILDING AND APPURTENANT LAND AGAINST ANY LOSS FROM ANY MECHANIC'S, MATERIALMEN'S OR OTHER LIENS. TENANT SHALL PAY IN ADDITION TO ANY SUMS DUE PURSUANT TO ARTICLE 4, ANY INCREASE IN REAL ESTATE TAXES ATTRIBUTABLE TO ANY SUCH ALTERATION, ADDITION OR IMPROVEMENT FOR SO LONG, DURING THE TERM, AS SUCH INCREASE IS ASCERTAINABLE; AT LANDLORD'S ELECTION SAID SUMS SHALL BE PAID IN THE SAME WAY AS SUMS DUE UNDER ARTICLE 4.

     6.4 ALL ALTERATIONS, ADDITIONS, AND IMPROVEMENTS IN, ON, OR TO THE PREMISES MADE OR INSTALLED BY TENANT, INCLUDING CARPETING, SHALL BE AND REMAIN THE PROPERTY OF TENANT DURING THE TERM BUT, EXCEPTING FURNITURE, FURNISHINGS, MOVABLE PARTITIONS OF LESS THAN FULL HEIGHT FROM FLOOR TO CEILING AND OTHER TRADE FIXTURES AND UPS BACKUP, TENANT INSTALLED SUPPLEMENTARY AIR CONDITIONING UNITS AND TENANT INSTALLED BACKUP GENERATORS AND GENERATOR BATTERIES, SHALL BECOME A PART OF THE REALTY AND BELONG TO LANDLORD WITHOUT COMPENSATION TO TENANT UPON THE EXPIRATION OR SOONER TERMINATION OF THE TERM, AT WHICH TIME TITLE SHALL PASS TO LANDLORD UNDER THIS LEASE AS BY A BILL OF SALE. THOSE ITEMS EXCEPTED IN THE FOREGOING SENTENCE, WHICH SHALL NOT BECOME A PART OF THE REALTY AND WHICH THEREFORE SHALL BELONG TO TENANT ("RETAINED ITEMS"), SHALL (I) BE REMOVED BY TENANT AT TENANT'S SOLE COST AND EXPENSE, PRIOR TO THE DATE ON WHICH TENANT IS REQUIRED HEREUNDER TO FULLY VACATE AND SURRENDER THE PREMISES (OR AT TENANT'S ELECTION, WITHIN FIVE (5) DAYS THEREAFTER, PROVIDED TENANT GIVES LANDLORD WRITTEN ADVANCE REASONABLE NOTICE OF ITS NEED TO REGAIN ACCESS TO THE PREMISES SOLELY FOR SUCH PURPOSES AFTER THE DATE TENANT HAS VACATED AND SURRENDERED THE PREMISES, IN WHICH EVENT LANDLORD SHALL REASONABLY MAKE THE PREMISES AVAILABLE DURING REASONABLE HOURS DURING SUCH FIVE (5) DAY PERIOD SO AS REASONABLY TO FACILITATE TENANT'S NEEDS TO CONTINUE WITH AND CONCLUDE ANY SUCH FURTHER REMOVAL, REPAIR AND RESTORATION); AND ANY SUCH REPAIR AND RESTORATION SHALL BE MADE BY TENANT AT TENANT'S SOLE COST AND EXPENSE RESPECTING ANY DAMAGED PORTIONS OF THE PREMISES THEREBY CAUSED; OR (II) IN THE ALTERNATIVE, AS TO ANY OR ALL OF SUCH RETAINED ITEMS, TENANT MAY ELECT AT SUCH TIME NOT TO REMOVE SAME, IN WHICH CASE, NOTWITHSTANDING THE PRECEDING PROVISIONS IN THIS SECTION 6.4, ANY SUCH RETAINED ITEMS SO LEFT AND THEREFORE ABANDONED BY TENANT, SHALL THEREBY BE AND BECOME THE PROPERTY OF LANDLORD, NOTWITHSTANDING ANY OTHER TERM OR PROVISION OF THIS LEASE, AT WHICH TIME TITLE SHALL PASS TO LANDLORD UNDER THIS LEASE AS BY A BILL OF SALE.

7.   REPAIR.

     7.1 LANDLORD SHALL HAVE NO OBLIGATION TO ALTER, REMODEL, IMPROVE, REPAIR, DECORATE OR PAINT THE PREMISES, EXCEPT AS SPECIFIED IN EXHIBIT B IF ATTACHED TO THIS LEASE AND EXCEPT THAT LANDLORD SHALL REPAIR AND MAINTAIN THE STRUCTURAL PORTIONS OF THE BUILDING, INCLUDING THE BASIC PLUMBING, AIR CONDITIONING, HEATING AND ELECTRICAL SYSTEMS INSTALLED OR FURNISHED BY LANDLORD. BY TAKING POSSESSION OF THE PREMISES, TENANT ACCEPTS THEM AS BEING IN GOOD ORDER, CONDITION AND REPAIR AND IN THE CONDITION IN WHICH LANDLORD IS OBLIGATED TO DELIVER THEM EXPRESSLY SUBJECT TO THE "HVAC" PROVISIONS OF THE RIDER, AND THE PUNCH LIST PROVISIONS OF THIS LEASE, AND THE "LATENT DEFECTS" PROVISIONS OF THIS LEASE MORE PARTICULARLY SET OUT IN SCHEDULE 1 TO EXHIBIT B TO THIS LEASE. IT IS HEREBY UNDERSTOOD AND AGREED THAT NO REPRESENTATIONS RESPECTING THE CONDITION OF THE PREMISES OR THE BUILDING HAVE BEEN MADE BY LANDLORD TO TENANT, EXCEPT AS SPECIFICALLY SET FORTH IN THIS LEASE, SUBJECT TO THE "HVAC" PROVISIONS OF THE RIDER, AND THE PUNCH LIST PROVISIONS OF THIS LEASE, AND THE "LATENT DEFECTS" PROVISIONS OF THIS LEASE. SEE RIDER. IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS UNDER THIS SECTION 7, (I) LANDLORD AGREES TO USE COMMERCIALLY REASONABLE EFFORTS NOT TO TAKE ANY ACTION WHICH WOULD MATERIALLY AND UNREASONABLY INTERFERE WITH ACCESS TO THE PREMISES, FROM WITHIN THE ENCLOSED MALL OR COMMON PARKING AREA ONLY; AND (II) LANDLORD AGREES TO EXERCISE COMMERCIALLY REASONABLE EFFORTS TO MINIMIZE INTERFERENCE WITH THE ONGOING OPERATION OF BUSINESS IN THE PREMISES FOR THE USES HEREIN PERMITTED, AND TO DILIGENTLY PROSECUTE ANY LANDLORD REPAIRS, AS PRACTICABLE UNDER THE CIRCUMSTANCES.

     7.2 TENANT SHALL, AT ALL TIMES DURING THE TERM, KEEP THE PREMISES IN GOOD CONDITION AND REPAIR EXCEPTING DAMAGE BY FIRE, OR OTHER CASUALTY, AND IN COMPLIANCE WITH ALL APPLICABLE GOVERNMENTAL LAWS, ORDINANCES AND REGULATIONS, PROMPTLY COMPLYING WITH ALL GOVERNMENTAL ORDERS AND DIRECTIVES FOR THE CORRECTION, PREVENTION AND ABATEMENT OF ANY VIOLATIONS OR NUISANCES IN OR UPON, OR CONNECTED WITH, THE PREMISES, ALL AT TENANT'S SOLE EXPENSE. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 7.2, TENANT SHALL NOT BE OBLIGATED TO COMPLY WITH LAWS, ORDINANCES, ORDERS OR REGULATIONS WHICH REQUIRE TENANT TO MAKE STRUCTURAL CHANGES TO THE PREMISES OR THE BUILDING IN WHICH THE PREMISES ARE LOCATED, NOR SHALL TENANT BE OBLIGATED TO MAKE STRUCTURAL OR OTHER CHANGES OUTSIDE OF THE PREMISES THE NEED FOR WHICH ARISES BY VIRTUE OF APPLICATION OF THE ADA (HEREAFTER DEFINED) NOR SHALL TENANT BE OBLIGATED TO EFFECTUATE FIRE CODE COMPLIANCE OUTSIDE OF THE PREMISES, UNLESS IN ANY SUCH CASE THE SAME ARISES OUT OF TENANT'S SPECIFIC MANNER OF USE OF THE PREMISES. NOTWITHSTANDING THE FOREGOING, THE PARTIES ACKNOWLEDGE THAT LANDLORD'S WORK WHEN COMPLETED SHALL BE DESIGNED AND CONSTRUCTED SO AS TO COMPLY WITH APPLICABLE LAW AND "CODE", INCLUDING ADA AND FIRE CODE REQUIREMENTS, AT TIME OF TENDER OF POSSESSION.

     7.3 LANDLORD SHALL NOT BE LIABLE FOR ANY FAILURE TO MAKE ANY REPAIRS OR TO PERFORM ANY MAINTENANCE UNLESS SUCH FAILURE SHALL PERSIST FOR AN UNREASONABLE TIME AFTER WRITTEN NOTICE OF THE NEED OF SUCH REPAIRS OR MAINTENANCE IS GIVEN TO LANDLORD BY TENANT.

     7.4 EXCEPT AS PROVIDED IN ARTICLE 22, THERE SHALL BE NO ABATEMENT OF RENT AND NO LIABILITY OF LANDLORD BY REASON OF ANY INJURY TO OR INTERFERENCE WITH TENANT'S BUSINESS ARISING FROM THE MAKING OF ANY REPAIRS, ALTERATIONS OR IMPROVEMENTS IN OR TO ANY PORTION OF THE BUILDING OR THE PREMISES OR TO FIXTURES, APPURTENANCES AND EQUIPMENT IN THE BUILDING. EXCEPT TO THE EXTENT, IF ANY, PROHIBITED BY LAW, TENANT WAIVES THE RIGHT TO MAKE REPAIRS AT LANDLORD'S EXPENSE UNDER ANY LAW, STATUTE OR ORDINANCE NOW OR HEREAFTER IN EFFECT. NOTHING CONTAINED IN THIS SECTION 7.4 SHALL EXEMPT LANDLORD FROM RESPONSIBILITY OR LIABILITY FOR ITS NEGLIGENCE OR INTENTIONAL, WRONGFUL ACT OR BREACH OF THE LEASE, AND TENANT SHALL NOT BE REQUIRED TO INDEMNIFY NOR HOLD LANDLORD HARMLESS OR WAIVE ANY CLAIMS IN RESPECT TO THE SAME; SUBJECT, NEVERTHELESS, TO THE "WAIVER OF SUBROGATION" PROVISION OF THIS LEASE.

     7.5 SEE RIDER PROVISION R-13.

8.   LIENS.

TENANT SHALL KEEP THE PREMISES, THE BUILDING AND APPURTENANT LAND AND TENANT'S LEASEHOLD INTEREST IN THE PREMISES FREE FROM ANY LIENS ARISING OUT OF ANY SERVICES, WORK OR MATERIALS PER FORMED, FURNISHED, OR CONTRACTED FOR BY TENANT, OR OBLIGATIONS INCURRED BY TENANT. IN THE EVENT THAT TENANT SHALL NOT, WITHIN TEN (10) DAYS FOLLOWING THE IMPOSITION OF ANY SUCH LIEN, EITHER CAUSE THE SAME TO BE RELEASED OF RECORD OR PROVIDE LANDLORD WITH INSURANCE AGAINST THE SAME ISSUED BY A MAJOR TITLE INSURANCE COMPANY OR SUCH OTHER PROTECTION AGAINST THE SAME AS LANDLORD SHALL ACCEPT, LANDLORD SHALL HAVE THE RIGHT TO CAUSE THE SAME TO BE RELEASED BY SUCH MEANS AS IT SHALL DEEM PROPER, INCLUDING PAYMENT OF THE CLAIM GIVING RISE TO SUCH LIEN. ALL SUCH SUMS PAID BY LANDLORD AND ALL EXPENSES INCURRED BY IT IN CONNECTION THEREWITH SHALL BE CONSIDERED ADDITIONAL RENT AND SHALL BE PAYABLE TO IT BY TENANT ON DEMAND. NOTWITHSTANDING ANY OTHER TERMS OF THIS LEASE, LANDLORD AND TENANT AGREE THAT THE INTEREST OF LANDLORD IN AND TO THE BUILDING, OR ANY PART THEREOF SHALL NOT BE SUBJECT TO LIENS FOR ANY WORK, LABOR, SERVICES, PERFORMED OR MATERIALS SUPPLIED, OR CLAIMED TO HAVE BEEN PERFORMED OR SUPPLIED, OR ANY OTHER LIEN COGNIZABLE UNDER APPLICABLE LAWS BY TENANT, OR TENANT'S CONTRACTORS, SUBCONTRACTORS (INCLUDING SUB- SUBCONTRACTORS), LABORERS AND MATERIAL SUPPLIERS SUPPLYING LABOR AND/OR MATERIALS FOR THE PREMISES.

9.   ASSIGNMENT AND SUBLETTING.

     9.1 TENANT SHALL NOT HAVE THE RIGHT TO ASSIGN OR PLEDGE THIS LEASE OR TO SUBLET THE WHOLE OR ANY PART OF THE PREMISES WHETHER VOLUNTARILY OR BY OPERATION OF LAW, OR PERMIT THE USE OR OCCUPANCY OF THE PREMISES BY ANYONE OTHER THAN TENANT, AND SHALL NOT MAKE, SUFFER OR PERMIT SUCH ASSIGNMENT, SUBLEASING OR OCCUPANCY WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, AND SAID RESTRICTIONS SHALL BE BINDING UPON ANY AND ALL ASSIGNEES OF THE LEASE AND SUBTENANTS OF THE PREMISES. NOTWITHSTANDING THE FOREGOING, TENANT MAY, WITHOUT LANDLORD'S ADVANCE CONSENT THERETO, SUBLET A PORTION OR ALL OF THE PREMISES TO A DIVISION AND/OR SUBSIDIARY OF GLOBAL DIRECTMAIL CORP (THE GUARANTOR OF THIS LEASE), PROVIDED TENANT IS NOT IN DEFAULT OR VIOLATION OF THE LEASE AT SUCH TIME, SUBJECT EXPRESSLY TO THE FOLLOWING: (I) A "DIVISION" SHALL MEAN A SPECIFIC OPERATING GROUP OR AGGREGATE OF PERSONNEL WITHIN (EMPLOYED BY) GLOBAL DIRECTMAIL CORP WHICH IS DESIGNATED BY GLOBAL DIRECTMAIL CORP AS A "DIVISION" BUT HAVING ITS OWN LEGAL ENTITY (WHICH IS WHOLLY OWNED BY GLOBAL DIRECT MAIL CORP) AS THE ASSIGNEE OR SUBTENANT; (II) "SUBSIDIARY" SHALL MEAN ANY CORPORATION OR ENTITY, THE VOTING CONTROL OF WHICH IS HELD AND OWNED BY GLOBAL DIRECTMAIL CORP, WHERE "CONTROL" SHALL MEAN THE ABILITY TO VOTE A MAJORITY OF THE VOTING COMMON STOCK THEREOF;
(IV) IN CASE OF A SUBLET TO A SUBSIDIARY OR DIVISION AS AFORESAID, SAME SHALL BE SUBJECT TO AND CONDITIONED UPON THE FOLLOWING: (1) AT THE TIME OF ANY SUCH SUBLETTING, THE SUBLESSEE SHALL OCCUPY THE PREMISES AND CONDUCT ITS BUSINESS IN ACCORDANCE WITH THE PERMITTED USE HEREIN, (2) THE SUBLEASE AND THE SUBTENANT'S OR DIVISION'S INTEREST THEREIN WILL IN ALL RESPECTS BE SUBJECT AND SUBORDINATE TO ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE AND THE SUBTENANT OR DIVISION THEREUNDER WILL AGREE TO BE BOUND BY AND TO PERFORM ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE ON TENANT'S PART TO BE PERFORMED HEREUNDER, EXCEPT THE PAYMENT OF RENT, ADDITIONAL RENTS AND OTHER CHARGES RESERVED HEREUNDER, WHICH TENANT SHALL CONTINUE TO PAY TO LANDLORD, AND SUCH WRITING SHALL BE DELIVERED TO LANDLORD BEARING THE ORIGINAL EXECUTIONS OF TENANT AND SUCH SUBSIDIARY OR DIVISION WITHIN SIXTY (60) DAYS AFTER THE DATE OF SUCH SUBLET, AND (3) NOTWITHSTANDING ANY SUCH SUBLETTING, TENANT WILL ACKNOWLEDGE IN WRITING THAT IT WILL NOT BE RELEASED OR DISCHARGED FROM ANY LIABILITY WHATSOEVER UNDER THIS LEASE AND WILL CONTINUE TO BE LIABLE THEREON WITH THE SAME FORCE AND EFFECT AS THOUGH NO SUBLET HAD BEEN MADE. SUBJECT TO THE PRECEDING PROVISIONS RESPECTING A DIVISION OR SUBSIDIARY OF GLOBAL DIRECTMAIL CORP, WHICH PROVISIONS SHALL CONTROL: IN THE EVENT TENANT DESIRES TO SUBLET, OR PERMIT SUCH OCCUPANCY OF, THE PREMISES, OR ANY PORTION THEREOF, OR ASSIGN THIS LEASE, TENANT SHALL GIVE WRITTEN NOTICE THEREOF TO LANDLORD AT LEAST SIXTY (60) DAYS BUT NO MORE THAN ONE HUNDRED EIGHTY (180) DAYS PRIOR TO THE PROPOSED COMMENCEMENT DATE OF SUCH SUBLETTING OR ASSIGNMENT, WHICH NOTICE SHALL SET FORTH THE NAME OF THE PROPOSED SUBTENANT OR ASSIGNEE, THE RELEVANT TERMS OF ANY SUBLEASE OR ASSIGNMENT AND COPIES OF FINANCIAL REPORTS AND OTHER RELEVANT FINANCIAL REPORTS AND OTHER RELEVANT FINANCIAL INFORMATION OF THE PROPOSED SUBTENANT OR ASSIGNEE.

     9.2 NOTWITHSTANDING ANY ASSIGNMENT OR SUBLETTING, PERMITTED OR OTHERWISE, TENANT SHALL AT ALL TIMES REMAIN DIRECTLY, PRIMARILY AND FULLY RESPONSIBLE AND LIABLE FOR THE PAYMENT OF THE RENT SPECIFIED IN THIS LEASE AND FOR COMPLIANCE WITH ALL OF ITS OTHER OBLIGATIONS UNDER THE TERMS, PROVISIONS AND COVENANTS OF THIS LEASE. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, IF THE PREMISES OR ANY PART OF THEM ARE THEN ASSIGNED OR SUBLET, LANDLORD, IN ADDITION TO ANY OTHER REMEDIES PROVIDED IN THIS LEASE OR PROVIDED BY LAW, MAY, AT ITS OPTION, COLLECT DIRECTLY FROM SUCH ASSIGNEE OR SUBTENANT ALL RENTS DUE AND BECOMING DUE TO TENANT UNDER SUCH ASSIGNMENT OR SUBLEASE AND APPLY SUCH RENT AGAINST ANY SUMS DUE TO LANDLORD FROM TENANT UNDER THIS LEASE, AND NO SUCH COLLECTION SHALL BE CONSTRUED TO CONSTITUTE A NOVATION OR RELEASE OF TENANT FROM THE FURTHER PERFORMANCE OF TENANT'S OBLIGATIONS UNDER THIS LEASE.

     9.3 [INTENTIONALLY OMITTED].

     9.4 [INTENTIONALLY OMITTED].

     9.5 NOTWITHSTANDING ANY OTHER PROVISION HEREOF, TENANT SHALL HAVE NO RIGHT TO MAKE (AND LANDLORD SHALL HAVE THE ABSOLUTE RIGHT TO REFUSE CONSENT TO) ANY ASSIGNMENT OF THIS LEASE OR SUBLEASE OF ANY PORTION OF THE PREMISES IF AT THE TIME OF EITHER TENANT'S NOTICE OF THE PROPOSED ASSIGNMENT OR SUBLEASE OR THE PROPOSED COMMENCEMENT DATE THEREOF, THERE SHALL EXIST ANY UNCURED DEFAULT OF TENANT OR MATTER WHICH WILL BECOME A DEFAULT OF TENANT WITH PASSAGE OF TIME UNLESS CURED, OR IF THE PROPOSED ASSIGNEE OR SUBLESSEE IS AN ENTITY: (A) WITH WHICH LANDLORD IS ALREADY IN NEGOTIATION AS EVIDENCED BY THE ISSUANCE OF A WRITTEN PROPOSAL FROM LANDLORD TO SUCH PARTY OR FROM SUCH PARTY TO LANDLORD OR AS EVIDENCED BY A LETTER OF INTENT BETWEEN LANDLORD AND SUCH PARTY [BUT WHERE THE PROPOSED ASSIGNEE OR SUBLESSEE PROPOSES TO TAKE AN ASSIGNMENT OF ALL OF THE PREMISES OR TO SUBLET ALL OF THE PREMISES, THIS ITEM (A) SHALL BE DEEMED INAPPLICABLE] [SUCH A WRITING FOR PURPOSES OF THIS SECTION 9.5(A) MAY BE EXECUTED ON BEHALF OF LANDLORD AND/OR SUCH PARTY BY AN AUTHORIZED AGENT, SUCH AS ITS COUNSEL, BROKER, OFFICER, DIRECTOR, AUTHORIZED EMPLOYEE OR OTHER AUTHORIZED AGENT]; (B) IS ALREADY AN OCCUPANT OF THE BUILDING UNLESS LANDLORD IS UNABLE TO PROVIDE THE AMOUNT OF SPACE REQUIRED BY SUCH OCCUPANT; (C) IS A GOVERNMENTAL AGENCY; (D) IS INCOMPATIBLE WITH THE CHARACTER OF OCCUPANCY OF THE BUILDING; OR
(E) WOULD SUBJECT THE PREMISES TO A USE WHICH WOULD: (I) INVOLVE INCREASED PERSONNEL OR WEAR UPON THE BUILDING; (II) VIOLATE ANY EXCLUSIVE RIGHT GRANTED TO ANOTHER TENANT OF THE BUILDING; (III) REQUIRE ANY ADDITION TO OR MODIFICATION OF THE PREMISES OR THE BUILDING IN ORDER TO COMPLY WITH BUILDING CODE OR OTHER GOVERNMENTAL REQUIREMENTS; OR, (IV) INVOLVE A VIOLATION OF SECTION 1.2. TENANT EXPRESSLY AGREES THAT LANDLORD SHALL HAVE THE RIGHT TO REFUSE CONSENT TO ANY SUCH ASSIGNMENT OR SUBLEASE AND THAT FOR THE PURPOSES OF ANY STATUTORY OR OTHER REQUIREMENT OF REASONABLENESS ON THE PART OF LANDLORD SUCH REFUSAL SHALL BE REASONABLE.

     9.6 UPON ANY REQUEST TO ASSIGN OR SUBLET, TENANT WILL PAY TO LANDLORD THE ASSIGNMENT/SUBLETTING FEE PLUS, ON DEMAND, A SUM EQUAL TO ALL OF LANDLORD'S REASONABLE COSTS, INCLUDING ATTORNEY'S FEES, INCURRED IN INVESTIGATING AND CONSIDERING ANY PROPOSED OR PURPORTED ASSIGNMENT OR PLEDGE OF THIS LEASE OR SUBLEASE OF ANY OF THE PREMISES, REGARDLESS OF WHETHER LANDLORD SHALL CONSENT TO, REFUSE CONSENT, OR DETERMINE THAT LANDLORD'S CONSENT IS NOT REQUIRED FOR, SUCH ASSIGNMENT, PLEDGE OR SUBLEASE. ANY PURPORTED SALE, ASSIGNMENT, MORTGAGE, TRANSFER OF THIS LEASE OR SUBLETTING WHICH DOES NOT COMPLY WITH THE PROVISIONS OF THIS ARTICLE 9 SHALL BE VOID.

     9.7

     A. IF TENANT IS A CORPORATION, PARTNERSHIP OR TRUST, ANY TRANSFER OR TRANSFERS OF OR CHANGE OR CHANGES WITHIN ANY TWELVE MONTH PERIOD IN THE NUMBER OF THE OUTSTANDING VOTING SHARES OF THE CORPORATION, THE GENERAL PARTNERSHIP INTERESTS IN THE PARTNERSHIP OR THE IDENTITY OF THE PERSONS OR ENTITIES CONTROLLING THE ACTIVITIES OF SUCH PARTNERSHIP OR TRUST RESULTING IN THE PERSONS OR ENTITIES OWNING OR CONTROLLING A MAJORITY OF SUCH SHARES, PARTNERSHIP INTERESTS OR ACTIVITIES OF SUCH PARTNERSHIP OR TRUST AT THE BEGINNING OF SUCH PERIOD NO LONGER HAVING SUCH OWNERSHIP OR CONTROL SHALL BE REGARDED AS EQUIVALENT TO AN ASSIGNMENT OF THIS LEASE TO THE PERSONS OR ENTITIES ACQUIRING SUCH OWNERSHIP OR CONTROL AND SHALL BE SUBJECT TO ALL THE PROVI SIONS OF THIS
ARTICLE 9 TO THE SAME EXTENT AND FOR ALL INTENTS AND PURPOSES AS THOUGH SUCH WERE AN ASSIGNMENT ("CHANGE IN CONTROL"). SUBJECT TO THE FOLLOWING CONDITIONS SET FORTH IN THIS SUBSECTION 9.7(B), AND PROVIDED TENANT IS NOT IN MONETARY DEFAULT HEREOF AND IS NOT IN DEFAULT OR VIOLATION OF ANY OTHER TERM OR PROVISION HEREOF BEYOND ANY THERETO APPLICABLE CURATIVE PERIOD, BUT NOTWITHSTANDING ANYTHING ELSE CONTAINED IN THIS LEASE TO THE CONTRARY, TENANT MAY, WITHOUT LANDLORD'S CONSENT, ASSIGN THIS LEASE (INCLUDING A CHANGE IN CONTROL) OR SUBLET TO (I) ANY "AFFILIATE" OF TENANT, OR (II) THE SURVIVING ENTITY IN THE EVENT OF A MERGER, CONSOLIDATION OR ACQUISITION OF TENANT, PROVIDED, HOWEVER, IN CONNECTION WITH SUCH ASSIGNMENT OR SUBLET UNDER 9.7(A)(I) OR 9.7(A)(II), THE "PARENT CORPORATION" OF TENANT [THAT IS, GLOBAL DIRECTMAIL CORP, WHICH OWNS ALL OF THE ISSUED AND OUTSTANDING STOCK OF TENANT] SHALL REMAIN THE PARTY PRIMARILY RESPONSIBLE FOR THE MANAGEMENT OF THE BUSINESS OF TENANT IN THE PREMISES AND ALL TIGER DIRECT OPERATIONS OF TENANT AND ITS AFFILIATES. THE TERM "AFFILIATE" FOR PURPOSES OF THIS LEASE, SHALL MEAN ANY PARTY WHICH IS CONTROLLED BY, CONTROLS, OR IS UNDER COMMON CONTROL WITH TENANT; THE TERM "CONTROL" SHALL MEAN THE ABILITY TO VOTE A MAJORITY OF THE VOTING COMMON STOCK.

     B. ANY SUCH ASSIGNMENT OR SUBLETTING AS PERMITTED HEREUNDER SHALL BE SUBJECT TO AND CONDITIONED UPON THE FOLLOWING: (1) AT THE TIME OF ANY SUCH PROPOSED ASSIGNMENT, TENANT SHALL NOT BE IN DEFAULT, (2) THE ASSIGNEE OR SUBLESSEE SHALL OCCUPY THE PREMISES AND CONDUCT ITS BUSINESS IN ACCORDANCE WITH THE PERMITTED USE AND TRADE NAME, (3) (A) IN THE CASE OF AN ASSIGNMENT, TENANT AND ITS ASSIGNEE SHALL EXECUTE, ACKNOWLEDGE AND DELIVER TO LANDLORD A FULLY EXECUTED COUNTERPART OF A WRITTEN ASSIGNMENT OF LEASE BY THE TERMS OF WHICH THIS LEASE, TOGETHER WITH ALL PREPAID RENTS AND RIGHTS TO THE SECURITY DEPOSIT, IF ANY, HEREUNDER, SHALL BE ASSIGNED TO THE ASSIGNEE AND THE ASSIGNEE WILL ACCEPT SAID RIGHTS AND OBLIGATIONS FOR THE BENEFIT OF LANDLORD, AND GUARANTOR SHALL JOIN IN THE EXECUTION THEREOF SO AS TO REAFFIRM THE CONTINUING OPERATION AND BINDING FULL FORCE AND EFFECT OF THE GUARANTY THEREAFTER, AND (B) IN THE CASE OF A SUBLETTING, THE SUBLEASE AND THE SUBTENANT'S INTEREST THEREIN WILL IN ALL RESPECTS BE SUBJECT AND SUBORDINATE TO ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE AND THE SUBTENANT THEREUNDER WILL AGREE TO BE BOUND BY AND TO PERFORM ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE ON TENANT'S PART TO BE PERFORMED HEREUNDER, EXCEPT THE PAYMENT OF RENT, ADDITIONAL RENTS AND OTHER CHARGES RESERVED HEREUNDER, WHICH TENANT SHALL CONTINUE TO PAY TO LANDLORD, AND (4) NOTWITHSTANDING ANY SUCH ASSIGNMENT OR SUBLETTING, TENANT AND GUARANTOR WILL ACKNOWLEDGE IN WRITING THAT IT WILL NOT BE RELEASED OR DISCHARGED FROM ANY LIABILITY WHATSOEVER UNDER THIS LEASE AND WILL CONTINUE TO BE LIABLE THEREON WITH THE SAME FORCE AND EFFECT AS THOUGH NO ASSIGNMENT HAD BEEN MADE; AND THE GUARANTOR SHALL JOIN IN THE EXECUTION OF SUCH ACKNOWLEDGMENT SO AS TO REAFFIRM THE CONTINUING OPERATION AND BINDING FULL FORCE AND EFFECT OF THE GUARANTY THEREAFTER. NOTHING CONTAINED IN THE LEASE SHALL RESTRICT THE SALE OF THE VOTING COMMON STOCK OF A CORPORATION, ALL OF THE VOTING COMMON STOCK OF WHICH IS REGISTERED WITH AND TRADED ON A NATIONAL SECURITIES EXCHANGE, INCLUDING NASDAQ AND OVER THE COUNTER, AND SUCH SALE SHALL NOT CONSTITUTE AN ASSIGNMENT HEREUNDER; NOR SHALL THE "CHANGE OF CONTROL" PROVISIONS BE APPLICABLE THERETO.

     9.8 ANY ASSIGNMENT, SUBLEASE OR OTHER TRANSFER OF TENANT'S INTEREST IN THIS LEASE (OTHER THAN AS SPECIFIED AND CONTROLLED BY THE PROVISIONS OF SECTION 9.7 ABOVE) SHALL BE SUBJECT TO LANDLORD'S ADVANCE WRITTEN CONSENT AND, IF GIVEN, NONETHELESS CONDITIONED UPON THE FOLLOWING: (I) TENANT AND ITS TRANSFEREE SHALL DELIVER TO LANDLORD A FULLY EXECUTED COUNTERPART OF A WRITTEN ASSIGNMENT OF LEASE OR SUBLEASE, AS THE CASE MAY BE, BY THE TERMS OF WHICH: (1) IN CASE OF AN ASSIGNMENT, TENANT WILL ASSIGN TO THE TRANSFEREE TENANT'S ENTIRE INTEREST IN THIS LEASE, TOGETHER WITH ALL PREPAID RENTS HEREUNDER, IF ANY, AND THE TRANSFEREE WILL ACCEPT SAID ASSIGNMENT AND ASSUME AND AGREE TO PERFORM, DIRECTLY FOR THE BENEFIT OF LANDLORD, ALL OF THE TERMS OF THIS LEASE ON TENANT'S PART TO BE PERFORMED, AND GUARANTOR SHALL JOIN IN THE EXECUTION THEREOF SO AS TO REAFFIRM THE CONTINUING OPERATION AND BINDING FULL FORCE AND EFFECT OF THE GUARANTY THEREAFTER; OR (2) IN CASE OF A SUBLETTING, THE SUBLEASE AND THE SUBLESSEE'S INTEREST THEREIN WILL IN ALL RESPECTS BE SUBJECT AND SUBORDINATE TO ALL OF THE TERMS OF THIS LEASE AND THE SUBLESSEE THEREUNDER WILL AGREE TO BE BOUND BY AND TO PERFORM ALL OF THE TERMS OF THIS LEASE ON TENANT'S PART TO BE PERFORMED HEREUNDER, EXCEPT THE PAYMENT OF RENTS, WHICH TENANT SHALL CONTINUE TO PAY TO LANDLORD (BUT FOR WHICH SUCH SUBLESSEE SHALL ALSO BE LIABLE); (II) NOTWITHSTANDING ANY SUCH TRANSFER, TENANT AND GUARANTOR WILL ACKNOWLEDGE IN WRITING THAT, NOTWITHSTANDING SUCH TRANSFER AND THE CONSENT OF LANDLORD THERETO, TENANT AND GUARANTOR WILL NOT BE RELEASED OR DISCHARGED FROM ANY LIABILITY WHATSOEVER UNDER THIS LEASE AND WILL CONTINUE TO BE LIABLE THEREON WITH THE SAME FORCE AND EFFECT AS THOUGH NO TRANSFER HAD BEEN MADE AND THE GUARANTOR SHALL JOIN IN THE EXECUTION OF SUCH ACKNOWLEDGMENT SO AS TO REAFFIRM THE CONTINUING OPERATION AND BINDING FULL FORCE AND EFFECT OF THE GUARANTY THEREAFTER. SUBJECT EXPRESSLY TO THE PROVISIONS OF SECTIONS 9.2, 9.5, 9.6, 9.7(B) AND 9.8 ABOVE, LANDLORD SHALL NOT UNREASONABLY DENY OR WITHHOLD ITS CONSENT TO ANY PROPOSED ASSIGNMENT OF THIS LEASE OR SUBLET OF A PORTION OF THE PREMISES.

10.  INDEMNIFICATION.

NONE OF THE LANDLORD ENTITIES SHALL BE LIABLE AND TENANT HEREBY WAIVES ALL CLAIMS AGAINST THEM FOR ANY DAMAGE TO ANY PROPERTY OR ANY INJURY TO ANY PERSON IN OR ABOUT THE PREMISES OR THE BUILDING BY OR FROM ANY CAUSE WHATSOEVER (INCLUDING WITHOUT LIMITING THE FOREGOING, RAIN OR WATER LEAKAGE OF ANY CHARACTER FROM THE ROOF, WINDOWS, WALLS, BASEMENT, PIPES, PLUMBING WORKS OR APPLIANCES, THE BUILDING NOT BEING IN GOOD CONDITION OR REPAIR, GAS, FIRE, OIL, ELECTRICITY OR THEFT), EXCEPT TO THE EXTENT CAUSED BY OR ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS AGENTS, EMPLOYEES OR CONTRACTORS. TENANT SHALL PROTECT, INDEMNIFY AND HOLD THE LANDLORD ENTITIES HARMLESS FROM AND AGAINST ANY AND ALL LOSS, CLAIMS, LIABILITY OR COSTS (INCLUDING COURT COSTS AND ATTORNEY'S FEES) INCURRED BY REASON OF (A) ANY DAMAGE TO ANY PROPERTY (INCLUDING BUT NOT LIMITED TO PROPERTY OF ANY LANDLORD ENTITY) OR ANY INJURY (INCLUDING BUT NOT LIMITED TO DEATH) TO ANY PERSON OCCURRING IN, ON OR ABOUT THE PREMISES OR THE BUILDING TO THE EXTENT THAT SUCH INJURY OR DAMAGE SHALL BE CAUSED BY OR ARISE FROM ANY ACTUAL OR ALLEGED ACT, NEGLECT, FAULT, OR OMISSION BY OR OF TENANT, ITS AGENTS, SERVANTS, EMPLOYEES, INVITEES, OR VISITORS TO MEET ANY STANDARDS IMPOSED BY ANY DUTY WITH RESPECT TO THE INJURY OR DAMAGE; (B) THE CONDUCT OR MANAGEMENT OF ANY WORK OR THING WHATSOEVER DONE BY THE TENANT IN OR ABOUT THE PREMISES OR FROM TRANSACTIONS OF THE TENANT CONCERNING THE PREMISES; (C) TENANT'S FAILURE TO COMPLY WITH ANY AND ALL GOVERNMENTAL LAWS, ORDINANCES AND REGULATIONS APPLICABLE TO THE CONDITION OR USE OF THE PREMISES OR ITS OCCUPANCY; OR (D) ANY BREACH OR DEFAULT ON THE PART OF TENANT IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF THE TENANT TO BE PERFORMED PURSUANT TO THIS LEASE. THE PROVISIONS OF THIS ARTICLE SHALL SURVIVE THE TERMINATION OF THIS LEASE WITH RESPECT TO ANY CLAIMS OR LIABILITY ACCRUING PRIOR TO SUCH TERMINATION.

11.  INSURANCE.

     11.1 TENANT SHALL KEEP IN FORCE THROUGHOUT THE TERM: (A) A COMMERCIAL GENERAL LIABILITY INSURANCE POLICY OR POLICIES TO PROTECT THE LANDLORD ENTITIES AGAINST ANY LIABILITY TO THE PUBLIC OR TO ANY INVITEE OF TENANT OR A LANDLORD ENTITY INCIDENTAL TO THE USE OF OR RESULTING FROM ANY ACCIDENT OCCURRING IN OR UPON THE PREMISES WITH A LIMIT OF NOT LESS THAN $1,000,000.00 PER OCCURRENCE AND NOT LESS THAN $2,000,000.00 IN THE ANNUAL AGGREGATE, OR SUCH LARGER AMOUNT AS LANDLORD MAY PRUDENTLY REQUIRE FROM TIME TO TIME, COVERING BODILY INJURY AND PROPERTY DAMAGE LIABILITY AND $1,000,000 PRODUCTS/COMPLETED OPERATIONS AGGREGATE; (B) BUSINESS AUTO LIABILITY COVERING OWNED, NON-OWNED AND HIRED VEHICLES WITH A LIMIT OF NOT LESS THAN $1,000,000 PER ACCIDENT; (C) INSURANCE PROTECTING AGAINST LIABILITY UNDER WORKER'S COMPENSATION LAWS WITH LIMITS AT LEAST AS REQUIRED BY STATUTE; (D) EMPLOYERS LIABILITY WITH LIMITS OF $500,000 EACH ACCIDENT, $500,000 DISEASE POLICY LIMIT, $500,000 DISEASE--EACH EMPLOYEE;
(E) ALL RISK OR SPECIAL FORM COVERAGE PROTECTING TENANT AGAINST LOSS OF OR DAMAGE TO TENANT'S ALTERATIONS, ADDITIONS, IMPROVEMENTS, CARPETING, FLOOR COVERINGS, PANELINGS, DECORATIONS, FIXTURES, INVENTORY AND OTHER BUSINESS PERSONAL PROPERTY SITUATED IN OR ABOUT THE PREMISES TO THE FULL REPLACEMENT VALUE OF THE PROPERTY SO INSURED; AND, (F) BUSINESS INTERRUPTION INSURANCE WITH LIMITS OF LIABILITY REPRESENTING LOSS OF AT LEAST APPROXIMATELY SIX MONTHS OF INCOME.

     11.2 EACH OF THE AFORESAID POLICIES SHALL (A) BE PROVIDED AT TENANT'S EXPENSE; (B) NAME THE LANDLORD AND THE BUILDING MANAGEMENT COMPANY, IF ANY, AS ADDITIONAL INSUREDS; (C) BE ISSUED BY AN INSURANCE COMPANY WITH A MINIMUM BEST'S RATING OF "A:VII" DURING THE TERM; AND (D) PROVIDE THAT SAID INSURANCE SHALL NOT BE CANCELED UNLESS THIRTY (30) DAYS PRIOR WRITTEN NOTICE (TEN DAYS FOR NON-PAYMENT OF PREMIUM) SHALL HAVE BEEN GIVEN TO LANDLORD; AND SAID POLICY OR POLICIES OR CERTIFICATES THEREOF SHALL BE DELIVERED TO LANDLORD BY TENANT UPON THE COMMENCEMENT DATE AND AT LEAST THIRTY (30) DAYS PRIOR TO EACH RENEWAL OF SAID INSURANCE.

     11.3 WHENEVER TENANT SHALL UNDERTAKE ANY ALTERATIONS, ADDITIONS OR IMPROVEMENTS IN,TO OR ABOUT THE PREMISES ("WORK") THE AFORESAID INSURANCE PROTECTION MUST EXTEND TO AND INCLUDE INJURIES TO PERSONS AND DAMAGE TO PROPERTY ARISING IN CONNECTION WITH SUCH WORK, WITHOUT LIMITATION INCLUDING LIABILITY UNDER ANY APPLICABLE STRUCTURAL WORK ACT, AND SUCH OTHER INSURANCE AS LANDLORD SHALL REQUIRE; AND THE POLICIES OF OR CERTIFICATES EVIDENCING SUCH INSURANCE MUST BE DELIVERED TO LANDLORD PRIOR TO THE COMMENCEMENT OF ANY SUCH WORK.

12.  WAIVER OF SUBROGATION.

SO LONG AS THEIR RESPECTIVE INSURERS SO PERMIT, TENANT AND LANDLORD HEREBY MUTUALLY WAIVE THEIR RESPECTIVE RIGHTS OF RECOVERY AGAINST EACH OTHER FOR ANY LOSS INSURED BY FIRE, EXTENDED COVERAGE, ALL RISKS OR OTHER INSURANCE NOW OR HEREAFTER EXISTING FOR THE BENEFIT OF THE RESPECTIVE PARTY BUT ONLY TO THE EXTENT OF THE NET INSURANCE PROCEEDS PAYABLE UNDER SUCH POLICIES. EACH PARTY SHALL OBTAIN ANY SPECIAL ENDORSEMENTS REQUIRED BY THEIR INSURER TO EVIDENCE COMPLIANCE WITH THE AFOREMENTIONED WAIVER.

13. SERVICES AND UTILITIES

     13.1 PROVIDED TENANT SHALL NOT BE IN DEFAULT UNDER THIS LEASE, AND SUBJECT TO THE OTHER PROVISIONS OF THIS LEASE, LANDLORD AGREES TO FURNISH TO THE PREMISES DURING ORDINARY BUSINESS HOURS ON GENERALLY RECOGNIZED BUSINESS DAYS (BUT EXCLUSIVE IN ANY EVENT OF SUNDAYS AND LEGAL HOLIDAYS), THE FOLLOWING SERVICES AND UTILITIES SUBJECT TO THE RULES AND REGULATIONS OF THE BUILDING PRESCRIBED FROM TIME TO TIME: (A) WATER SUITABLE FOR NORMAL OFFICE USE OF THE PREMISES; (B) HEAT AND AIR CONDITIONING TO COMMON AREAS AS REQUIRED IN LANDLORD'S JUDGMENT FOR THE USE AND OCCUPATION OF THE PREMISES; (C) [INTENTIONALLY OMITTED]; (D) ELEVATOR SERVICE BY NONATTENDED AUTOMATIC ELEVATORS; (E) SUCH WINDOW WASHING AS MAY FROM TIME TO TIME IN LANDLORD'S JUDGMENT BE REASONABLY REQUIRED; AND, (F) EQUIPMENT TO BRING TO TENANT'S METER, ELECTRICITY FOR LIGHTING, CONVENIENCE OUTLETS AND OTHER NORMAL OFFICE USE. NOTWITHSTANDING THE FOREGOING, LANDLORD AGREES TO FURNISH THE SERVICES DESCRIBED IN ITEMS (A), (B), AND (D), 24-HOURS PER DAY, 7-DAYS PER WEEK. TO THE EXTENT THAT TENANT IS NOT BILLED DIRECTLY BY A PUBLIC UTILITY, TENANT SHALL PAY, UPON DEMAND, AS ADDITIONAL RENT, FOR ALL ELECTRICITY AND WATER AND SEWER USAGE USED BY TENANT IN THE PREMISES. THE CHARGE SHALL BE AT THE RATES CHARGED FOR SUCH SERVICES BY THE LOCAL PUBLIC UTILITY. LANDLORD SHALL NOT BE LIABLE FOR, AND TENANT SHALL NOT BE ENTITLED TO, ANY ABATEMENT OR REDUCTION OF RENTAL BY REASON OF LANDLORD'S FAILURE TO FURNISH ANY OF THE FOREGOING, UNLESS SUCH FAILURE SHALL PERSIST FOR AN UNREASONABLE TIME AFTER WRITTEN NOTICE OF SUCH FAILURE IS GIVEN TO LANDLORD BY TENANT AND PROVIDED FURTHER THAT LANDLORD SHALL NOT BE LIABLE WHEN SUCH FAILURE IS CAUSED BY ACCIDENT, BREAKAGE, REPAIRS, LABOR DISPUTES OF ANY CHARACTER, ENERGY USAGE RESTRICTIONS OR BY ANY OTHER CAUSE, SIMILAR OR DISSIMILAR, BEYOND THE REASONABLE CONTROL OF LANDLORD; BUT SUBJECT TO THE FOLLOWING EXPRESS REMEDY. IF, DUE TO THE NEGLIGENT OR WILLFUL ACT OR OMISSION OF LANDLORD, ITS AGENTS OR EMPLOYEES, THERE SHALL BE AN INTERRUPTION OF UTILITIES SO THAT TENANT IS WHOLLY UNABLE IN THE EXERCISE OF REASONABLE JUDGMENT TO OPERATE BUSINESS IN SUITE 35 OR SUITE 33C OF THE PREMISES ("INOPERABLE CONDITION") FOR A PERIOD IN EXCESS OF THREE (3) DAYS AFTER WRITTEN NOTICE THEREOF TO LANDLORD, AS TENANT'S SOLE AND EXCLUSIVE REMEDIES: (I) THE BASE RENTAL AND TENANT'S SHARE OF DIRECT EXPENSES OTHERWISE PAYABLE UNDER THE LEASE PROPORTIONATELY ATTRIBUTABLE TO THE AFFECTED SPACE SHALL ABATE UNTIL SUCH UTILITIES ARE RESTORED SO AS TO PERMIT TENANT TO OPERATE BUSINESS IN THE PREMISES; AND (II) IF SUCH INOPERABLE CONDITION EXISTS FOR A CONTINUOUS PERIOD IN EXCESS OF FOURTEEN (14) DAYS AFTER SUCH WRITTEN NOTICE, THEN TENANT MAY ALSO SEEK ALL LEGAL AND EQUITABLE REMEDIES INCLUDING INJUNCTIVE RELIEF IN ANY COURT OF LAW OR EQUITY OF COMPETENT JURISDICTION; BUT (III) IF SUCH INOPERABLE CONDITION EXISTS FOR A CONTINUOUS PERIOD IN EXCESS OF THIRTY (30) DAYS AFTER SUCH WRITTEN NOTICE, THEN TENANT MAY TERMINATE THIS LEASE PROVIDED IN CASE OF ANY SUCH TERMINATION, TENANT SHALL NOT BE ENTITLED TO ANY DAMAGE OR EQUITABLE REMEDY OR RELIEF ARISING OUT OF OR RELATED TO SUCH INOPERABLE CONDITION CIRCUMSTANCE, AND ANY ACTION THERETOFORE COMMENCED BY TENANT AGAINST LANDLORD SHALL BE DISMISSED WITH PREJUDICE, AND LANDLORD SHALL BE DEEMED RELEASED FROM LIABILITY FOR ANY DAMAGE OR OTHER CLAIM ARISING OUT OF OR IN CONNECTION WITH SUCH INOPERABLE CONDITION CIRCUMSTANCE. LANDLORD SHALL USE REASONABLE EFFORTS TO REMEDY ANY INTERRUPTION IN THE FURNISHING OF SERVICES AND UTILITIES. SEE RIDER.

     13.2 SHOULD TENANT REQUIRE ANY ADDITIONAL WORK OR SERVICE, AS DESCRIBED ABOVE, INCLUDING SERVICES FURNISHED OUTSIDE ORDINARY BUSINESS HOURS SPECIFIED ABOVE, LANDLORD MAY, ON TERMS TO BE AGREED, UPON REASONABLE ADVANCE NOTICE BY TENANT, FURNISH SUCH ADDITIONAL SERVICE AND TENANT AGREES TO PAY LANDLORD SUCH CHARGES AS MAY BE AGREED UPON, INCLUDING ANY TAX IMPOSED THEREON, BUT IN NO EVENT AT A CHARGE LESS THAN LANDLORD'S ACTUAL COST PLUS OVERHEAD FOR SUCH ADDITIONAL SERVICE AND, WHERE APPROPRIATE, A REASONABLE ALLOWANCE FOR DEPRECIATION OF ANY SYSTEMS BEING USED TO PROVIDE SUCH SERVICE.

     13.3 WHEREVER HEAT-GENERATING MACHINES OR EQUIPMENT ARE USED BY TENANT IN THE PREMISES WHICH AFFECT THE TEMPERATURE OTHERWISE MAINTAINED BY THE AIR CONDITIONING SYSTEM, LANDLORD RESERVES THE RIGHT TO INSTALL SUPPLEMENTARY AIR CONDITIONING UNITS IN OR FOR THE BENEFIT OF THE PREMISES AND THE COST THEREOF, INCLUDING THE COST OF INSTALLATION AND THE COST OF OPERATIONS AND MAINTENANCE, SHALL BE PAID BY TENANT TO LANDLORD UPON DEMAND AS SUCH ADDITIONAL RENT. NOTWITHSTANDING THE FOREGOING, THE PARTIES ACKNOWLEDGE THAT ADDITIONAL ANTICIPATED HEAT GENERATED FROM THE OPERATION OF APPROXIMATELY 500 COMPACTED "CUBICLES" USED BY NUMEROUS PERSONNEL (TYPICALLY ONE (1) PER CUBICLE) FOR PURPOSES OF THE OPERATION OF A "CALL CENTER", AND THE CONCOMITANT PC COMPUTERS AND MONITORS AND PERIPHERALS (COLLECTIVELY, "DENSE OPERATION HEAT GENERATION"), WERE ALL TAKEN INTO ACCOUNT IN CONNECTION WITH THE ANTICIPATED HVAC UPGRADE AT LANDLORD'S COST (NOT TO BE CHARGED AGAINST OR PAID FOR FROM THE ALLOWANCE DESCRIBED IN SCHEDULE 1 TO EXHIBIT B TO THIS LEASE) AS REFERENCED IN RIDER PROVISION R-8 TO THIS LEASE; AND NO SUCH HEAT GENERATION RESULTING FROM SUCH DENSE OPERATION HEAT GENERATION SHALL BE DEEMED OR CONSTRUED TO GIVE RISE TO A RIGHT OF LANDLORD TO CHARGE COSTS FOR SUPPLEMENTARY AIR CONDITIONING UNITS OR ITS OPERATIONS OR MAINTENANCE, TO TENANT UNDER THIS SECTION 13.3.

     13.4 TENANT MAY, WITHOUT THE WRITTEN CONSENT OF LANDLORD, USE APPARATUS OR DEVICES IN THE PREMISES, WHICH MAY INCREASE THE AMOUNT OF ELECTRICITY OR WATER REASONABLY ANTICIPATED TO BE FURNISHED OR SUPPLIED FOR USE OF THE PREMISES AS HEREIN CONTEMPLATED, INCLUDING IN RESPECT OF THE DENSE OPERATION HEAT GENERATION OPERATION DESCRIBED ABOVE AND RESTROOM AND RELATED FACILITIES ORDINARILY AND REASONABLY ASSOCIATED WITH SUCH ANTICIPATED NUMBER OF PERSONNEL (HEREAFTER, "EXPECTED DENSE USE"), SO LONG AS SAME DO NOT CAUSE TENANT OR LANDLORD OR THE PREMISES OR SURROUNDING PROPERTY OR IMPROVEMENTS TO VIOLATE "CODE" OR OTHER LAWS OR OTHERWISE TO CREATE A FIRE HAZARD OR OTHER DANGEROUS CONDITION; BUT TENANT MAY NOT CONNECT WITH ELECTRIC CURRENT, EXCEPT THROUGH EXISTING ELECTRICAL OUTLETS IN THE PREMISES, OR WATER PIPES, ANY APPARATUS OR DEVICE FOR THE PURPOSES OF USING ELECTRICAL CURRENT OR WATER, OTHER THAN IN COMPLIANCE WITH APPLICABLE "CODE" AND LAW AND SO AS NOT TO CREATE A FIRE HAZARD OR OTHER DANGEROUS CONDITION. THE PARTIES ACKNOWLEDGE THAT THE ANTICIPATED WORK WILL INCLUDE CHANGES TO ELECTRICAL AND WATER SUPPLY AND RETURN SO AS TO PROPERLY ACCOMMODATE THE ANTICIPATED EXPECTED DENSE USE, ALL OF WHICH CHANGES SHALL BE DEEMED ITEMS OF "LANDLORD'S OBLIGATIONS" UNDER PARAGRAPH (B) OF SCHEDULE 1 TO EXHIBIT B TO THIS LEASE. TENANT AGREES TO PAY AS ADDITIONAL RENT TO LANDLORD PROMPTLY UPON DEMAND THEREFOR, THE COST OF ALL SUCH WATER AND ELECTRIC CURRENT CONSUMED FOR THE PREMISES (AS SHOWN BY METERS, IF ANY, OR, IF NONE, AS REASONABLY ESTIMATED BY LANDLORD) AT THE RATES CHARGED FOR SUCH SERVICES BY THE LOCAL PUBLIC UTILITY OR AGENCY, AS THE CASE MAY BE, FURNISHING THE SAME, PLUS ANY ADDITIONAL EXPENSE INCURRED IN KEEPING ACCOUNT OF THE WATER AND ELECTRIC CURRENT SO CONSUMED. IF NEW OR ADDITIONAL METERS ARE REQUIRED IN CONNECTION WITH THE FOREGOING, TENANT AT ITS SOLE COST AND EXPENSE SHALL PAY FOR THE INSTALLATION THEREOF.

14.  HOLDING OVER.

TENANT SHALL PAY LANDLORD FOR EACH DAY TENANT RETAINS POSSESSION OF THE PREMISES OR PART OF THEM AFTER TERMINATION OF THIS LEASE BY LAPSE OF TIME OR OTHERWISE AT THE RATE ("HOLDOVER RATE") WHICH SHALL BE 150% OF THE AMOUNT OF THE ANNUAL RENT FOR THE LAST PERIOD PRIOR TO THE DATE OF SUCH TERMINATION PLUS ALL RENT ADJUSTMENTS UNDER ARTICLE 4; PRORATED ON A DAILY BASIS, AND ALSO PAY ALL DAMAGES SUSTAINED BY LANDLORD BY REASON OF SUCH RETENTION. IF LANDLORD GIVES NOTICE TO TENANT OF LANDLORD'S ELECTION TO THAT EFFECT, SUCH HOLDING OVER SHALL CONSTITUTE RENEWAL OF THIS LEASE FOR A PERIOD FROM MONTH TO MONTH AT THE HOLDOVER RATE, BUT IF THE LANDLORD DOES NOT SO ELECT, NO SUCH RENEWAL SHALL RESULT NOTWITHSTANDING ACCEPTANCE BY LANDLORD OF ANY SUMS DUE HEREUNDER AFTER SUCH TERMINATION; AND INSTEAD, A TENANCY AT SUFFERANCE AT THE HOLDOVER RATE SHALL BE DEEMED TO HAVE BEEN CREATED. IN ANY EVENT, NO PROVISION OF THIS ARTICLE 14 SHALL BE DEEMED TO WAIVE LANDLORD'S RIGHT OF REENTRY OR ANY OTHER RIGHT UNDER THIS LEASE OR AT LAW.

NOTWITHSTANDING THE FOREGOING, PROVIDED TENANT IS NOT THEN IN MONETARY DEFAULT OR VIOLATION OF ANY TERM OR CONDITION OF THIS LEASE, AND PROVIDED TENANT IS NOT THEN IN MATERIAL NON-MONETARY DEFAULT OR VIOLATION OF ANY TERM OR CONDITION OF THIS LEASE, THEN, UPON WRITTEN NOTICE FROM TENANT TO LANDLORD GIVEN NO FEWER THAN 120 DAYS PRIOR TO THE TERMINATION DATE, THE TERM SHALL BE DEEMED EXTENDED, FOR SUCH ONE (1) OCCASION ONLY, FOR A PERIOD OF THIRTY (30) DAYS AFTER THE TERMINATION DATE, UPON THE SAME BASE RENT AND OTHER RENTS AND CHARGES OTHERWISE PAYABLE BY TENANT DURING THE LAST FULL MONTH OF THE TERM IMMEDIATELY PRECEDING THE TERMINATION DATE.

15.  SUBORDINATION.

WITHOUT THE NECESSITY OF ANY ADDITIONAL DOCUMENT BEING EXECUTED BY TENANT FOR THE PURPOSE OF EFFECTING A SUBORDINATION, THIS LEASE SHALL BE SUBJECT AND SUBORDINATE AT ALL TIMES TO GROUND OR UNDERLYING LEASES AND TO THE LIEN OF ANY MORTGAGES OR DEEDS OF TRUST NOW OR HEREAFTER PLACED ON, AGAINST OR AFFECTING THE BUILDING [COLLECTIVELY, "UNDERLYING INTEREST HOLDER"], LANDLORD'S INTEREST OR ESTATE IN THE BUILDING, OR ANY GROUND OR UNDERLYING LEASE [PROVIDED ONLY THAT SUCH UNDERLYING INTEREST HOLDER SHALL RECOGNIZE TENANT AND THIS LEASE AND AGREE TO BE BOUND BY ITS TERMS AS SUCCESSOR "LANDLORD" HEREUNDER (BUT NO SUCH RECOGNITION OR AGREEMENT TO BE BOUND SHALL BE REQUIRED WHERE TENANT IS THEN IN DEFAULT OR VIOLATION OF ANY TERM OR PROVISION OF THE LEASE)]; PROVIDED, HOWEVER, THAT IF THE LESSOR, MORTGAGEE, TRUSTEE, OR HOLDER OF ANY SUCH MORTGAGE OR DEED OF TRUST ELECTS TO HAVE TENANT'S INTEREST IN THIS LEASE BE SUPERIOR TO ANY SUCH INSTRUMENT, THEN, BY NOTICE TO TENANT, THIS LEASE SHALL BE DEEMED SUPERIOR, WHETHER THIS LEASE WAS EXECUTED BEFORE OR AFTER SAID INSTRUMENT. NOTWITHSTANDING THE FOREGOING, TENANT COVENANTS AND AGREES TO EXECUTE AND DELIVER UPON DEMAND SUCH FURTHER INSTRUMENTS EVIDENCING SUCH SUBORDINATION OR SUPERIORITY OF THIS LEASE AS MAY BE REQUIRED BY LANDLORD [PROVIDED THAT THE UNDERLYING INTEREST HOLDER SHALL RECOGNIZE TENANT AND THIS LEASE AND AGREE TO BE BOUND BY ITS TERMS AS SUCCESSOR "LANDLORD" HEREUNDER (BUT NO SUCH RECOGNITION OR AGREEMENT TO BE BOUND SHALL BE REQUIRED WHERE TENANT IS THEN IN DEFAULT OR VIOLATION OF ANY TERM OR PROVISION OF THE LEASE)]. LANDLORD REPRESENTS TO TENANT THAT, AS OF THE DATE OF FULL EXECUTION AND DELIVERY OF THIS LEASE, THERE IS NO REAL ESTATE MORTGAGE LIEN AGAINST THE FEE TITLE TO THE UNDERLYING LAND ON WHICH IS SITUATE THE BUILDING AND THE REMAINDER OF THE OVERALL SHOPPING CENTER WITHIN WHICH IS SITUATE THE PREMISES; AND IN THE FUTURE WHERE ANY SUCH REAL ESTATE MORTGAGE LIEN IS OR IS TO BE CREATED AND WHICH DOES OR SHALL ENCUMBER SUCH UNDERLYING FEE SIMPLE LAND, LANDLORD SHALL EXERCISE REASONABLE EFFORTS TO SEEK A FORM OF NON-DISTURBANCE AGREEMENT IN FAVOR OF TENANT, IN SUCH LENDER'S TYPICAL FORM.

16.  RULES AND REGULATIONS.

TENANT SHALL FAITHFULLY OBSERVE AND COMPLY WITH ALL THE RULES AND REGULATIONS AS SET FORTH IN EXHIBIT C TO THIS LEASE AND ALL REASONABLE MODIFICATIONS OF AND ADDITIONS TO THEM FROM TIME TO TIME PUT INTO EFFECT BY LANDLORD. LANDLORD SHALL NOT BE RESPONSIBLE TO TENANT FOR THE NONPERFORMANCE BY ANY OTHER TENANT OR OCCUPANT OF THE BUILDING OF ANY SUCH RULES AND REGULATIONS. LANDLORD AGREES THAT IT SHALL NOT ENFORCE SUCH RULES AND REGULATIONS AGAINST TENANT UNLESS THE SAME ARE REASONABLE AND UNIFORMLY ENFORCED AGAINST OTHER TENANTS, AS APPLICABLE; NOR SHALL ANY SUCH RULES AND REGULATIONS BE INCONSISTENT WITH OR CONTRARY TO THE TERMS AND PROVISIONS OF THIS LEASE. NO SUCH RULE OR REGULATION SHALL INCREASE TENANT'S BASE RENT DUE UNDER THIS LEASE. IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS UNDER THIS SECTION 16, LANDLORD AGREES TO EXERCISE COMMERCIALLY REASONABLE EFFORTS TO MINIMIZE INTERFERENCE WITH THE ONGOING OPERATION OF BUSINESS IN THE PREMISES FOR THE PERMITTED USES, AS PRACTICABLE UNDER THE CIRCUMSTANCES.

17.  REENTRY BY LANDLORD.

     17.1 LANDLORD RESERVES AND SHALL AT REASONABLE TIMES UPON PRIOR REASONABLE NOTICE [EXCEPT THAT IN CASE OF EMERGENCY, NO ADVANCE NOTICE SHALL BE REQUIRED AND THE FOLLOWING SHALL BE PERMITTED AT ANY TIME] HAVE THE RIGHT TO RE-ENTER THE PREMISES TO INSPECT THE SAME, TO SUPPLY ANY OTHER SERVICE TO BE PROVIDED BY LANDLORD TO TENANT UNDER THIS LEASE, TO SHOW SAID PREMISES TO PROSPECTIVE PURCHASERS, MORTGAGEES OR TENANTS, AND TO ALTER, IMPROVE OR REPAIR THE PREMISES AND ANY PORTION OF THE BUILDING, WITHOUT ABATEMENT OF RENT, AND MAY FOR THAT PURPOSE ERECT, USE AND MAINTAIN SCAFFOLDING, PIPES, CONDUITS AND OTHER NECESSARY STRUCTURES AND OPEN ANY WALL, CEILING OR FLOOR IN AND THROUGH THE BUILDING AND PREMISES WHERE REASONABLY REQUIRED BY THE CHARACTER OF THE WORK TO BE PERFORMED, PROVIDED ENTRANCE TO THE PREMISES SHALL NOT BE BLOCKED THEREBY, AND FURTHER PROVIDED THAT THE BUSINESS OF TENANT SHALL NOT BE INTERFERED WITH UNREASONABLY.

     17.2 LANDLORD SHALL HAVE THE RIGHT AT ANY TIME TO CHANGE THE ARRANGEMENT AND/OR LOCATIONS OF ENTRANCES [PROVIDED, AS TO THE ENTRANCE TO THE LOBBY:
CHANGES SHALL BE EXPRESSLY LIMITED TO THOSE ARISING OUT OF COSMETIC CHANGES, DESIGN CHANGES NOT NEGATIVELY AFFECTING DIMENSIONS OR FUNCTIONALITY, REPAIRS, AND MAINTENANCE THEREOF, AND NO LOCATION CHANGES THEREOF SHALL BE MATERIAL, MEANING THAT A MINOR SHIFT OF LOCATION IN CONNECTION WITH SUCH PERMITTED COSMETIC AND OTHER CHANGES SHALL NOT VIOLATE THESE PROVISIONS BUT NO OTHER MATERIAL MOVEMENT OF THE LOCATION THEREOF SHALL BE PERMITTED], OR PASSAGEWAYS, DOORS AND DOORWAYS [BUT AS TO PASSAGEWAYS, DOORS AND DOORWAYS, TO THE EXTENT ANY RELATE TO THE ENTRANCE TO THE LOBBY, EXPRESSLY SUBJECT TO THE FOREGOING LOBBY ENTRANCE CHANGE LIMITATIONS], AND CORRIDORS, WINDOWS, ELEVATORS, STAIRS, TOILETS OR OTHER PUBLIC PARTS OF THE BUILDING AND TO CHANGE THE NAME, NUMBER OR DESIGNATION BY WHICH THE BUILDING IS COMMONLY KNOWN [PROVIDED, WHERE A NEW COMMONLY KNOWN DESIGNATION OF NAME OR NUMBER FOR THE BUILDING IS MADE BY LANDLORD FOR PUBLIC USE AND REFERENCE TO THE BUILDING (AS OPPOSED TO A STRICTLY LANDLORD-INTERNAL DESIGNATION), THEN LANDLORD SHALL MAKE AVAILABLE TO TENANT A REIMBURSEMENT PAYMENT, NOT A RENTAL CREDIT, OF AN AMOUNT UP TO $1,500.00 TO OFFSET CERTAIN COSTS AND EXPENSES OF REPRINTING A SHORT-TERM SUPPLY OF STATIONERY REFLECTING SUCH NEW DESIGNATION, SUCH REIMBURSEMENT PAYABLE PROVIDED TENANT IS NOT IN DEFAULT OF THIS LEASE WITHIN THIRTY (30) DAYS AFTER WRITTEN NOTICE GIVEN UPON SUCH NEW STATIONERY, REQUESTING SUCH REIMBURSEMENT, ACCOMPANIED BY PAID RECEIPT(S) EVIDENCING TENANT'S HAVING INCURRED AT LEAST SUCH AMOUNT OF STATIONERY REPRINTING EXPENSES AS ARE SO REQUESTED. IN THE EVENT THAT LANDLORD DAMAGES ANY PORTION OF ANY WALL OR WALL COVERING, CEILING, OR FLOOR OR FLOOR COVERING WITHIN THE PREMISES, LANDLORD SHALL REPAIR OR REPLACE THE DAMAGED PORTION TO MATCH THE ORIGINAL AS NEARLY AS COMMERCIALLY REASONABLE BUT SHALL NOT BE REQUIRED TO REPAIR OR REPLACE MORE THAN THE PORTION ACTUALLY DAMAGED. IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS UNDER THIS SECTION 17.2, (I) LANDLORD AGREES TO USE COMMERCIALLY REASONABLE EFFORTS NOT TO TAKE ANY ACTION WHICH WOULD MATERIALLY AND UNREASONABLY INTERFERE WITH ACCESS TO THE PREMISES, FROM WITHIN THE ENCLOSED MALL OR COMMON PARKING AREA ONLY; AND (II) LANDLORD AGREES TO EXERCISE COMMERCIALLY REASONABLE EFFORTS TO MINIMIZE INTERFERENCE WITH THE ONGOING OPERATION OF BUSINESS IN THE PREMISES FOR THE USES HEREIN PERMITTED, AND TO DILIGENTLY PROSECUTE ANY LANDLORD REPAIRS, AS PRACTICABLE UNDER THE CIRCUMSTANCES, AND (III) LANDLORD AGREES TO USE ITS BEST EFFORTS TO REFRAIN FROM LOCATING WITHIN THE SALES AREA OF SUITE 33C, UNCONCEALED PIPES, CONDUITS, UTILITY LINES OR WIRES.

     17.3 TENANT HEREBY WAIVES ANY CLAIM FOR DAMAGES FOR ANY INJURY OR INCONVENIENCE TO OR INTER FERENCE WITH TENANT'S BUSINESS, ANY LOSS OF OCCUPANCY OR QUIET ENJOYMENT OF THE PREMISES, AND ANY OTHER LOSS OCCASIONED BY ANY ACTION OF LANDLORD AUTHORIZED BY THIS ARTICLE 17. TENANT AGREES TO REIMBURSE LANDLORD, ON DEMAND, AS ADDITIONAL RENT, FOR ANY EXPENSES WHICH LANDLORD MAY INCUR IN THUS EFFECTING COMPLIANCE WITH TENANT'S OBLIGATIONS UNDER THIS LEASE.

     FOR EACH OF THE AFORESAID PURPOSES, LANDLORD SHALL AT ALL TIMES HAVE AND RETAIN A KEY WITH WHICH TO UNLOCK ALL OF THE DOORS IN THE PREMISES, EXCLUDING TENANT'S VAULTS AND SAFES OR SPECIAL SECURITY AREAS (DESIGNATED IN ADVANCE), AND LANDLORD SHALL HAVE THE RIGHT TO USE ANY AND ALL MEANS WHICH LANDLORD MAY DEEM PROPER TO OPEN SAID DOORS IN AN EMERGENCY TO OBTAIN ENTRY TO ANY PORTION OF THE PREMISES. AS TO ANY PORTION TO WHICH ACCESS CANNOT BE HAD BY MEANS OF A KEY OR KEYS IN LANDLORD'S POSSESSION, LANDLORD IS AUTHORIZED TO GAIN ACCESS BY SUCH MEANS AS LANDLORD SHALL ELECT AND THE COST OF REPAIRING ANY DAMAGE OCCURRING IN DOING SO SHALL BE BORNE BY TENANT AND PAID TO LANDLORD AS ADDITIONAL RENT UPON DEMAND.

     NOTHING CONTAINED IN THIS SECTION 17.3 SHALL EXEMPT LANDLORD FROM RESPONSIBILITY OR LIABILITY FOR ITS NEGLIGENCE OR INTENTIONAL, WRONGFUL ACT OR BREACH OF THE LEASE, AND TENANT SHALL NOT BE REQUIRED TO INDEMNIFY NOR HOLD LANDLORD HARMLESS OR WAIVE ANY CLAIMS IN RESPECT TO THE SAME; SUBJECT, NEVERTHELESS, TO THE "WAIVER OF SUBROGATION" PROVISION OF THIS LEASE.

18.  DEFAULT.

     18.1 EXCEPT AS OTHERWISE PROVIDED IN ARTICLE 20, THE FOLLOWING EVENTS SHALL BE DEEMED TO BE EVENTS OF DEFAULT UNDER THIS LEASE:

     18.1.1 TENANT SHALL FAIL TO PAY WHEN DUE ANY SUM OF MONEY BECOMING DUE TO BE PAID TO LANDLORD UNDER THIS LEASE, WHETHER SUCH SUM BE ANY INSTALLMENT OF THE RENT RESERVED BY THIS LEASE, ANY OTHER AMOUNT TREATED AS ADDITIONAL RENT UNDER THIS LEASE, OR ANY OTHER PAYMENT OR REIMBURSEMENT TO LANDLORD REQUIRED BY THIS LEASE, WHETHER OR NOT TREATED AS ADDITIONAL RENT UNDER THIS LEASE, AND SUCH FAILURE SHALL CONTINUE FOR A PERIOD OF TEN (10) DAYS AFTER WRITTEN NOTICE THAT SUCH PAYMENT WAS NOT MADE WHEN DUE, BUT IF ANY SUCH NOTICE SHALL BE GIVEN, FOR THE TWELVE MONTH PERIOD COMMENCING WITH THE DATE OF SUCH NOTICE, THE FAILURE TO PAY WITHIN TEN (10) DAYS AFTER DUE ANY ADDITIONAL SUM OF MONEY BECOMING DUE TO BE PAID TO LANDLORD UNDER THIS LEASE DURING SUCH PERIOD SHALL BE AN EVENT OF DEFAULT, WITHOUT NOTICE.

     18.1.2 TENANT SHALL FAIL TO COMPLY WITH ANY TERM, PROVISION OR COVENANT OF THIS LEASE WHICH IS NOT PROVIDED FOR IN ANOTHER SECTION OF THIS ARTICLE AND SHALL NOT CURE SUCH FAILURE WITHIN TWENTY (20) DAYS (FORTHWITH, IF THE FAILURE INVOLVES A HAZARDOUS CONDITION) AFTER WRITTEN NOTICE OF SUCH FAILURE TO TENANT.

     18.1.3 TENANT SHALL FAIL TO VACATE THE PREMISES IMMEDIATELY UPON TERMINATION OF THIS LEASE, BY LAPSE OF TIME OR OTHERWISE, OR UPON TERMINATION OF TENANT'S RIGHT TO POSSESSION ONLY.

     18.1.4 TENANT SHALL BECOME INSOLVENT, ADMIT IN WRITING ITS INABILITY TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE, FILE A PETITION IN BANKRUPTCY OR A PETITION TO TAKE ADVANTAGE OF ANY INSOLVENCY STATUTE, MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, MAKE A TRANSFER IN FRAUD OF CREDITORS, APPLY FOR OR CONSENT TO THE APPOINTMENT OF A RECEIVER OF ITSELF OR OF THE WHOLE OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR FILE A PETITION OR ANSWER SEEKING REORGANIZATION OR ARRANGEMENT UNDER THE FEDERAL BANKRUPTCY LAWS, AS NOW IN EFFECT OR HEREAFTER AMENDED, OR ANY OTHER APPLICABLE LAW OR STATUTE OF THE UNITED STATES OR ANY STATE THEREOF.

     18.1.5 A COURT OF COMPETENT JURISDICTION SHALL ENTER AN ORDER, JUDGMENT OR DECREE ADJUDICATING TENANT BANKRUPT, OR APPOINTING A RECEIVER OF TENANT, OR OF THE WHOLE OR ANY SUBSTANTIAL PART OF ITS PROPERTY, WITHOUT THE CONSENT OF TENANT, OR APPROVING A PETITION FILED AGAINST TENANT SEEKING REORGANIZATION OR ARRANGEMENT OF TENANT UNDER THE BANKRUPTCY LAWS OF THE UNITED STATES, AS NOW IN EFFECT OR HEREAFTER AMENDED, OR ANY STATE THEREOF, AND SUCH ORDER, JUDGMENT OR DECREE SHALL NOT BE VACATED OR SET ASIDE OR STAYED WITHIN THIRTY (30) DAYS FROM THE DATE OF ENTRY THEREOF.

19.  REMEDIES.

     19.1 EXCEPT AS OTHERWISE PROVIDED IN ARTICLE 20, UPON THE OCCURRENCE OF ANY OF THE EVENTS OF DEFAULT DESCRIBED OR REFERRED TO IN ARTICLE 18, LANDLORD SHALL HAVE THE OPTION TO PURSUE ANY ONE OR MORE OF THE FOLLOWING REMEDIES WITHOUT ANY NOTICE OR DEMAND WHATSOEVER, CONCURRENTLY OR CONSECUTIVELY AND NOT
ALTERNATIVELY:

     19.1.1 LANDLORD MAY, AT ITS ELECTION, TERMINATE THIS LEASE OR TERMINATE TENANT'S RIGHT TO POSSESSION ONLY, WITHOUT TERMINATING THE LEASE.

     19.1.2 UPON ANY TERMINATION OF THIS LEASE, WHETHER BY LAPSE OF TIME OR OTHERWISE, OR UPON ANY TERMINATION OF TENANT'S RIGHT TO POSSESSION WITHOUT TERMINATION OF THE LEASE, TENANT SHALL SURRENDER POSSESSION AND VACATE THE PREMISES IMMEDIATELY, AND DELIVER POSSESSION THEREOF TO LANDLORD, AND TENANT HEREBY GRANTS TO LANDLORD FULL AND FREE LICENSE TO ENTER INTO AND UPON THE PREMISES IN SUCH EVENT AND TO REPOSSESS LANDLORD OF THE PREMISES AS OF LANDLORD'S FORMER ESTATE AND TO EXPEL OR REMOVE TENANT AND ANY OTHERS WHO MAY BE OCCUPYING OR BE WITHIN THE PREMISES AND TO REMOVE TENANT'S SIGNS AND OTHER EVIDENCE OF TENANCY AND ALL OTHER PROPERTY OF TENANT THEREFROM WITHOUT BEING DEEMED IN ANY MANNER GUILTY OF TRESPASS, EVICTION OR FORCIBLE ENTRY OR DETAINER, AND WITHOUT INCURRING ANY LIABILITY FOR ANY DAMAGE RESULTING THEREFROM, TENANT WAIVING ANY RIGHT TO CLAIM DAMAGES FOR SUCH RE-ENTRY AND EXPULSION, AND WITHOUT RELINQUISHING LANDLORD'S RIGHT TO RENT OR ANY OTHER RIGHT GIVEN TO LANDLORD UNDER THIS LEASE OR BY OPERATION OF LAW.

     19.1.3 UPON ANY TERMINATION OF THIS LEASE, WHETHER BY LAPSE OF TIME OR OTHERWISE, LANDLORD SHALL BE ENTITLED TO RECOVER AS DAMAGES, ALL RENT, INCLUDING ANY AMOUNTS TREATED AS ADDITIONAL RENT UNDER THIS LEASE, AND OTHER SUMS DUE AND PAYABLE BY TENANT ON THE DATE OF TERMINATION, PLUS AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, AN AMOUNT EQUAL TO THE SUM OF: (A) AN AMOUNT EQUAL TO THE THEN PRESENT VALUE OF THE RENT RESERVED IN THIS LEASE FOR THE RESIDUE OF THE STATED TERM OF THIS LEASE INCLUDING ANY AMOUNTS TREATED AS ADDITIONAL RENT UNDER THIS LEASE AND ALL OTHER SUMS PROVIDED IN THIS LEASE TO BE PAID BY TENANT, MINUS THE FAIR RENTAL VALUE OF THE PREMISES FOR SUCH RESIDUE; (B) THE VALUE OF THE TIME AND EXPENSE NECESSARY TO OBTAIN A REPLACEMENT TENANT OR TENANTS, AND THE ESTIMATED EXPENSES DESCRIBED IN SECTION 19.1.4 RELATING TO RECOVERY OF THE PREMISES, PREPARATION FOR RELETTING AND FOR RELETTING ITSELF; AND (C) THE COST OF PERFORMING ANY OTHER COVENANTS WHICH WOULD HAVE OTHERWISE BEEN PERFORMED BY TENANT.

     19.1.4 UPON ANY TERMINATION OF TENANT'S RIGHT TO POSSESSION ONLY WITHOUT TERMINATION OF THE LEASE:

     19.1.4.1 NEITHER SUCH TERMINATION OF TENANT'S RIGHT TO POSSESSION NOR LANDLORD'S TAKING AND HOLDING POSSESSION THEREOF AS PROVIDED IN SECTION 19.1.2 SHALL TERMINATE THE LEASE OR RELEASE TENANT, IN WHOLE OR IN PART, FROM ANY OBLIGATION, INCLUDING TENANT'S OBLIGA TION TO PAY THE RENT, INCLUDING ANY AMOUNTS TREATED AS ADDITIONAL RENT, UNDER THIS LEASE FOR THE FULL TERM, AND IF LANDLORD SO ELECTS TENANT SHALL PAY FORTHWITH TO LANDLORD THE SUM EQUAL TO THE ENTIRE AMOUNT OF THE RENT, INCLUDING ANY AMOUNTS TREATED AS ADDITIONAL RENT UNDER THIS LEASE, FOR THE REMAINDER OF THE TERM PLUS ANY OTHER SUMS PROVIDED IN THIS LEASE TO BE PAID BY TENANT FOR THE REMAINDER OF THE TERM.

     19.1.4.2 LANDLORD MAY, BUT NEED NOT, RELET THE PREMISES OR ANY PART THEREOF FOR SUCH RENT AND UPON SUCH TERMS AS LANDLORD, IN ITS SOLE DISCRETION, SHALL DETERMINE (INCLUDING THE RIGHT TO RELET THE PREMISES FOR A GREATER OR LESSER TERM THAN THAT REMAINING UNDER THIS LEASE, THE RIGHT TO RELET THE PREMISES AS A PART OF A LARGER AREA, AND THE RIGHT TO CHANGE THE CHARACTER OR USE MADE OF THE PREMISES). IN CONNECTION WITH OR IN PREPARATION FOR ANY RELETTING, LANDLORD MAY, BUT SHALL NOT BE REQUIRED TO, MAKE REPAIRS, ALTERATIONS AND ADDITIONS IN OR TO THE PREMISES AND REDECORATE THE SAME TO THE EXTENT LANDLORD DEEMS NECESSARY OR DESIRABLE, AND TENANT SHALL, UPON DEMAND, PAY THE COST THEREOF, TOGETHER WITH LANDLORD'S EXPENSES OF RELETTING, INCLUDING, WITHOUT LIMITATION, ANY COMMISSION INCURRED BY LANDLORD. IF LANDLORD DECIDES TO RELET THE PREMISES OR A DUTY TO RELET IS IMPOSED UPON LANDLORD BY LAW, LANDLORD AND TENANT AGREE THAT NEVERTHELESS LANDLORD SHALL AT MOST BE REQUIRED TO USE ONLY THE SAME EFFORTS LANDLORD THEN USES TO LEASE PREMISES IN THE BUILDING GENERALLY AND THAT IN ANY CASE THAT LANDLORD SHALL NOT BE REQUIRED TO GIVE ANY PREFERENCE OR PRIORITY TO THE SHOWING OR LEASING OF THE PREMISES OVER ANY OTHER SPACE THAT LANDLORD MAY BE LEASING OR HAVE AVAILABLE AND MAY PLACE A SUITABLE PROSPECTIVE TENANT IN ANY SUCH OTHER SPACE REGARDLESS OF WHEN SUCH OTHER SPACE BECOMES AVAILABLE. LANDLORD SHALL NOT BE REQUIRED TO OBSERVE ANY INSTRUCTION GIVEN BY TENANT ABOUT ANY RELETTING OR ACCEPT ANY TENANT OFFERED BY TENANT UNLESS SUCH OFFERED TENANT HAS A CREDIT-WORTHINESS ACCEPTABLE TO LANDLORD AND LEASES THE ENTIRE PREMISES UPON TERMS AND CONDITIONS INCLUDING A RATE OF RENT (AFTER GIVING EFFECT TO ALL EXPENDITURES BY LANDLORD FOR TENANT IMPROVEMENTS, BROKER'S COMMISSIONS AND OTHER LEASING COSTS) ALL NO LESS FAVORABLE TO LANDLORD THAN AS CALLED FOR IN THIS LEASE, NOR SHALL LANDLORD BE REQUIRED TO MAKE OR PERMIT ANY ASSIGNMENT OR SUBLEASE FOR MORE THAN THE CURRENT TERM OR WHICH LANDLORD WOULD NOT BE REQUIRED TO PERMIT UNDER THE PROVISIONS OF ARTICLE 9.

     19.1.4.3 UNTIL SUCH TIME AS LANDLORD SHALL ELECT TO TERMINATE THE LEASE AND SHALL THEREUPON BE ENTITLED TO RECOVER THE AMOUNTS SPECIFIED IN SUCH CASE IN
SECTION 19.1.3, TENANT SHALL PAY TO LANDLORD UPON DEMAND THE FULL AMOUNT OF ALL RENT, INCLUDING ANY AMOUNTS TREATED AS ADDITIONAL RENT UNDER THIS LEASE AND OTHER SUMS RESERVED IN THIS LEASE FOR THE REMAINING TERM, TOGETHER WITH THE COSTS OF REPAIRS, ALTERATIONS, ADDITIONS, REDECORATING AND LANDLORD'S EXPENSES OF RELETTING AND THE COLLECTION OF THE RENT ACCRUING THEREFROM (INCLUDING ATTORNEY'S FEES AND BROKER'S COMMISSIONS), AS THE SAME SHALL THEN BE DUE OR BECOME DUE FROM TIME TO TIME, LESS ONLY SUCH CONSIDERATION AS LANDLORD MAY HAVE RECEIVED FROM ANY RELETTING OF THE PREMISES; AND TENANT AGREES THAT LANDLORD MAY FILE SUITS FROM TIME TO TIME TO RECOVER ANY SUMS FALLING DUE UNDER THIS ARTICLE 19 AS THEY BECOME DUE. ANY PROCEEDS OF RELETTING BY LANDLORD IN EXCESS OF THE AMOUNT THEN OWED BY TENANT TO LANDLORD FROM TIME TO TIME SHALL BE CREDITED AGAINST TENANT'S FUTURE OBLIGATIONS UNDER THIS LEASE BUT SHALL NOT OTHERWISE BE REFUNDED TO TENANT OR INURE TO TENANT'S BENEFIT.

     19.2 LANDLORD MAY, AT LANDLORD'S OPTION, ENTER INTO AND UPON THE PREMISES IF LANDLORD DETERMINES IN ITS SOLE DISCRETION THAT TENANT IS NOT ACTING WITHIN A COMMERCIALLY REASONABLE TIME TO MAINTAIN, REPAIR OR REPLACE ANYTHING FOR WHICH TENANT IS RESPONSIBLE UNDER THIS LEASE AND CORRECT THE SAME, WITHOUT BEING DEEMED IN ANY MANNER GUILTY OF TRESPASS, EVICTION OR FORCIBLE ENTRY AND DETAINER AND WITHOUT INCURRING ANY LIABILITY FOR ANY DAMAGE OR INTERRUPTION OF TENANT'S BUSINESS RESULTING THEREFROM. IF TENANT SHALL HAVE VACATED THE PREMISES, LANDLORD MAY AT LANDLORD'S OPTION RE-ENTER THE PREMISES AT ANY TIME DURING THE LAST SIX MONTHS OF THE THEN CURRENT TERM OF THIS LEASE AND MAKE ANY AND ALL SUCH CHANGES, ALTERATIONS, REVISIONS, ADDITIONS AND TENANT AND OTHER IMPROVEMENTS IN OR ABOUT THE PREMISES AS LANDLORD SHALL ELECT, ALL WITHOUT ANY ABATEMENT OF ANY OF THE RENT OTHERWISE TO BE PAID BY TENANT UNDER THIS LEASE.

     19.3 IF, ON ACCOUNT OF ANY BREACH OR DEFAULT BY TENANT IN TENANT'S OBLIGATIONS UNDER THE TERMS AND CONDITIONS OF THIS LEASE, IT SHALL BECOME NECESSARY OR APPROPRIATE FOR LANDLORD TO EMPLOY OR CONSULT WITH AN ATTORNEY CONCERNING OR TO ENFORCE OR DEFEND ANY OF LANDLORD'S RIGHTS OR REMEDIES ARISING UNDER THIS LEASE, TENANT AGREES TO PAY ALL LANDLORD'S ATTORNEY'S FEES SO INCURRED. TENANT EXPRESSLY WAIVES ANY RIGHT TO: (A) TRIAL BY JURY; AND (B) SERVICE OF ANY NOTICE REQUIRED BY ANY PRESENT OR FUTURE LAW OR ORDINANCE APPLICABLE TO LANDLORDS OR TENANTS BUT NOT REQUIRED BY THE TERMS OF THIS LEASE.

     19.4 PURSUIT OF ANY OF THE FOREGOING REMEDIES SHALL NOT PRECLUDE PURSUIT OF ANY OF THE OTHER REMEDIES PROVIDED IN THIS LEASE OR ANY OTHER REMEDIES PROVIDED BY LAW (ALL SUCH REMEDIES BEING CUMULATIVE), NOR SHALL PURSUIT OF ANY REMEDY PROVIDED IN THIS LEASE CONSTITUTE A FORFEITURE OR WAIVER OF ANY RENT DUE TO LANDLORD UNDER THIS LEASE OR OF ANY DAMAGES ACCRUING TO LANDLORD BY REASON OF THE VIOLATION OF ANY OF THE TERMS, PROVISIONS AND COVENANTS CONTAINED IN THIS LEASE.

     19.5 NO ACT OR THING DONE BY LANDLORD OR ITS AGENTS DURING THE TERM SHALL BE DEEMED A TERMINATION OF THIS LEASE OR AN ACCEPTANCE OF THE SURRENDER OF THE PREMISES, AND NO AGREEMENT TO TERMINATE THIS LEASE OR ACCEPT A SURRENDER OF SAID PREMISES SHALL BE VALID, UNLESS IN WRITING SIGNED BY LANDLORD. NO WAIVER BY LANDLORD OF ANY VIOLATION OR BREACH OF ANY OF THE TERMS, PROVISIONS AND COVENANTS CONTAINED IN THIS LEASE SHALL BE DEEMED OR CONSTRUED TO CONSTITUTE A WAIVER OF ANY OTHER VIOLATION OR BREACH OF ANY OF THE TERMS, PROVISIONS AND COVENANTS CONTAINED IN THIS LEASE. LANDLORD'S ACCEPTANCE OF THE PAYMENT OF RENTAL OR OTHER PAYMENTS AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT SHALL NOT BE CONSTRUED AS A WAIVER OF SUCH DEFAULT, UNLESS LANDLORD SO NOTIFIES TENANT IN WRITING. FORBEARANCE BY LANDLORD IN ENFORCING ONE OR MORE OF THE REMEDIES PROVIDED IN THIS LEASE UPON AN EVENT OF DEFAULT SHALL NOT BE DEEMED OR CONSTRUED TO CONSTITUTE A WAIVER OF SUCH DEFAULT OR OF LANDLORD'S RIGHT TO ENFORCE ANY SUCH REMEDIES WITH RESPECT TO SUCH DEFAULT OR ANY SUBSEQUENT DEFAULT.

     19.6 TO SECURE THE PAYMENT OF ALL RENTALS AND OTHER SUMS OF MONEY BECOMING DUE FROM TENANT UNDER THIS LEASE, LANDLORD SHALL HAVE AND TENANT GRANTS TO LANDLORD A FIRST LIEN UPON THE LEASEHOLD INTEREST OF TENANT UNDER THIS LEASE, WHICH LIEN MAY BE ENFORCED IN EQUITY, AND A CONTINUING SECURITY INTEREST UPON ALL GOODS, WARES, EQUIPMENT, FIXTURES, FURNITURE, INVENTORY, ACCOUNTS, CONTRACT RIGHTS, CHATTEL PAPER AND OTHER PERSONAL PROPERTY OF TENANT SITUATED ON THE PREMISES, AND SUCH PROPERTY SHALL NOT BE REMOVED THEREFROM WITHOUT THE CONSENT OF LANDLORD UNTIL ALL ARREARAGES IN RENT AS WELL AS ANY AND ALL OTHER SUMS OF MONEY THEN DUE TO LANDLORD UNDER THIS LEASE SHALL FIRST HAVE BEEN PAID AND DISCHARGED. IN THE EVENT OF A DEFAULT UNDER THIS LEASE, LANDLORD SHALL HAVE, IN ADDITION TO ANY OTHER REMEDIES PROVIDED IN THIS LEASE OR BY LAW, ALL RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE, INCLUDING WITHOUT LIMITATION THE RIGHT TO SELL THE PROPERTY DESCRIBED IN THIS SECTION 19.6 AT PUBLIC OR PRIVATE SALE UPON FIVE (5) DAYS' NOTICE TO TENANT. TENANT SHALL EXECUTE ALL SUCH FINANCING STATEMENTS AND OTHER INSTRU MENTS AS SHALL BE DEEMED NECESSARY OR DESIRABLE IN LANDLORD'S DISCRETION TO PERFECT THE SECURITY INTEREST HEREBY CREATED.

     19.7 ANY AND ALL PROPERTY WHICH MAY BE REMOVED FROM THE PREMISES BY LANDLORD PURSUANT TO THE AUTHORITY OF THIS LEASE OR OF LAW, TO WHICH TENANT IS OR MAY BE ENTITLED, MAY BE HANDLED, REMOVED AND/OR STORED, AS THE CASE MAY BE, BY OR AT THE DIRECTION OF LANDLORD BUT AT THE RISK, COST AND EXPENSE OF TENANT, AND LANDLORD SHALL IN NO EVENT BE RESPONSIBLE FOR THE VALUE, PRESERVATION OR SAFEKEEPING THEREOF. TENANT SHALL PAY TO LANDLORD, UPON DEMAND, ANY AND ALL EXPENSES INCURRED IN SUCH REMOVAL AND ALL STORAGE CHARGES AGAINST SUCH PROPERTY SO LONG AS THE SAME SHALL BE IN LANDLORD'S POSSESSION OR UNDER LANDLORD'S CONTROL. ANY SUCH PROPERTY OF TENANT NOT RETAKEN BY TENANT FROM STORAGE WITHIN THIRTY (30) DAYS AFTER REMOVAL FROM THE PREMISES SHALL, AT LANDLORD'S OPTION, BE DEEMED CONVEYED BY TENANT TO LANDLORD UNDER THIS LEASE AS BY A BILL OF SALE WITHOUT FURTHER PAYMENT OR CREDIT BY LANDLORD TO TENANT.

20.  TENANT'S BANKRUPTCY OR INSOLVENCY.

     20.1 IF AT ANY TIME AND FOR SO LONG AS TENANT SHALL BE SUBJECTED TO THE PROVISIONS OF THE UNITED STATES BANKRUPTCY CODE OR OTHER LAW OF THE UNITED STATES OR ANY STATE THEREOF FOR THE PROTECTION OF DEBTORS AS IN EFFECT AT SUCH TIME (EACH A "DEBTOR'S LAW"):

     20.1.1 TENANT, TENANT AS DEBTOR-IN-POSSESSION, AND ANY TRUSTEE OR RECEIVER OF TENANT'S ASSETS (EACH A "TENANT'S REPRESENTATIVE") SHALL HAVE NO GREATER RIGHT TO ASSUME OR ASSIGN THIS LEASE OR ANY INTEREST IN THIS LEASE, OR TO SUBLEASE ANY OF THE PREMISES THAN ACCORDED TO TENANT IN ARTICLE 9, EXCEPT TO THE EXTENT LANDLORD SHALL BE REQUIRED TO PERMIT SUCH ASSUMPTION, ASSIGNMENT OR SUBLEASE BY THE PROVISIONS OF SUCH DEBTOR'S LAW. WITHOUT LIMITATION OF THE GENERALITY OF THE FOREGOING, ANY RIGHT OF ANY TENANT'S REPRESENTATIVE TO ASSUME OR ASSIGN THIS LEASE OR TO SUBLEASE ANY OF THE PREMISES SHALL BE SUBJECT TO THE CONDITIONS THAT: 20.1.1.1 SUCH DEBTOR'S LAW SHALL PROVIDE TO TENANT'S REPRESENTATIVE A RIGHT OF ASSUMPTION OF THIS LEASE WHICH TENANT'S REPRESENTATIVE SHALL HAVE TIMELY EXERCISED AND TENANT'S REPRESENTATIVE SHALL HAVE FULLY CURED ANY DEFAULT OF TENANT UNDER THIS LEASE.

     20.1.1.2 TENANT'S REPRESENTATIVE OR THE PROPOSED ASSIGNEE, AS THE CASE SHALL BE, SHALL HAVE DEPOSITED WITH LANDLORD AS SECURITY FOR THE TIMELY PAYMENT OF RENT AN AMOUNT EQUAL TO THE LARGER OF: (A) THREE MONTHS' RENT AND OTHER MONETARY CHARGES ACCRUING UNDER THIS LEASE; AND (B) ANY SUM SPECIFIED IN ARTICLE 5; AND SHALL HAVE PROVIDED LANDLORD WITH ADEQUATE OTHER ASSURANCE OF THE FUTURE PERFORMANCE OF THE OBLIGATIONS OF THE TENANT UNDER THIS LEASE. WITHOUT LIMITATION, SUCH ASSURANCES SHALL INCLUDE, AT LEAST, IN THE CASE OF ASSUMPTION OF THIS LEASE, DEMONSTRATION TO THE SATISFACTION OF THE LANDLORD THAT TENANT'S REPRESENTATIVE HAS AND WILL CONTINUE TO HAVE SUFFICIENT UNENCUMBERED ASSETS AFTER THE PAYMENT OF ALL SECURED OBLIGA TIONS AND ADMINISTRATIVE EXPENSES TO ASSURE LANDLORD THAT TENANT'S REPRESENTATIVE WILL HAVE SUFFICIENT FUNDS TO FULFILL THE OBLIGATIONS OF TENANT UNDER THIS LEASE; AND, IN THE CASE OF ASSIGNMENT, SUBMISSION OF CURRENT FINANCIAL STATEMENTS OF THE PROPOSED ASSIGNEE, AUDITED BY AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT REASONABLY ACCEPTABLE TO LANDLORD AND SHOWING A NET WORTH AND WORKING CAPITAL IN AMOUNTS DETERMINED BY LANDLORD TO BE SUFFICIENT TO ASSURE THE FUTURE PERFORMANCE BY SUCH ASSIGNEE OF ALL OF THE TENANT'S OBLIGATIONS UNDER THIS LEASE.

     20.1.1.3 THE ASSUMPTION OR ANY CONTEMPLATED ASSIGNMENT OF THIS LEASE OR SUBLEASING ANY PART OF THE PREMISES, AS SHALL BE THE CASE, WILL NOT BREACH ANY PROVISION IN ANY OTHER LEASE, MORTGAGE, FINANCING AGREEMENT OR OTHER AGREEMENT BY WHICH LANDLORD IS BOUND.

     20.1.1.4 LANDLORD SHALL HAVE, OR WOULD HAVE HAD ABSENT THE DEBTOR'S LAW, NO RIGHT UNDER ARTICLE 9 TO REFUSE CONSENT TO THE PROPOSED ASSIGNMENT OR SUBLEASE BY REASON OF THE IDENTITY OR NATURE OF THE PROPOSED ASSIGNEE OR SUBLESSEE OR THE PROPOSED USE OF THE PREMISES CONCERNED.

21.  QUIET ENJOYMENT.

LANDLORD REPRESENTS AND WARRANTS THAT IT HAS FULL RIGHT AND AUTHORITY TO ENTER INTO THIS LEASE AND THAT TENANT, WHILE PAYING THE RENTAL AND PERFORMING ITS OTHER COVENANTS AND AGREEMENTS CONTAINED IN THIS LEASE, SHALL PEACEABLY AND QUIETLY HAVE, HOLD AND ENJOY THE PREMISES FOR THE TERM WITHOUT HINDRANCE OR MOLESTATION FROM LANDLORD SUBJECT TO THE TERMS AND PROVISIONS OF THIS LEASE. LANDLORD SHALL NOT BE LIABLE FOR ANY INTERFERENCE OR DISTURBANCE BY OTHER TENANTS OR THIRD PERSONS, NOR SHALL TENANT BE RELEASED FROM ANY OF THE OBLIGATIONS OF THIS LEASE BECAUSE OF SUCH INTERFERENCE OR DISTURBANCE.

22.  DAMAGE BY FIRE, ETC.

     22.1 IN THE EVENT THE PREMISES OR THE BUILDING ARE DAMAGED BY FIRE OR OTHER CAUSE AND IN LANDLORD'S REASONABLE ESTIMATION SUCH DAMAGE CAN BE MATERIALLY RESTORED WITHIN NINETY (90) DAYS, LANDLORD SHALL FORTHWITH REPAIR THE SAME AND THIS LEASE SHALL REMAIN IN FULL FORCE AND EFFECT, EXCEPT THAT TENANT SHALL BE ENTITLED TO A PROPORTIONATE ABATEMENT IN RENT FROM THE DATE OF SUCH DAMAGE. SUCH ABATEMENT OF RENT SHALL BE MADE PRO RATA IN ACCORDANCE WITH THE EXTENT TO WHICH THE DAMAGE AND THE MAKING OF SUCH REPAIRS SHALL INTERFERE WITH THE USE AND OCCUPANCY BY TENANT OF THE PREMISES FROM TIME TO TIME. WITHIN FORTY-FIVE (45) DAYS FROM THE DATE OF SUCH DAMAGE, LANDLORD SHALL NOTIFY TENANT, IN WRITING, OF LANDLORD'S REASONABLE ESTIMATION OF THE LENGTH OF TIME WITHIN WHICH MATERIAL RESTORATION CAN BE MADE, AND LANDLORD'S DETERMINATION SHALL BE BINDING ON TENANT. FOR PURPOSES OF THIS LEASE, THE BUILDING OR PREMISES SHALL BE DEEMED "MATERIALLY RESTORED" IF THEY ARE IN SUCH CONDITION AS WOULD NOT PREVENT OR MATERIALLY INTERFERE WITH TENANT'S USE OF THE PREMISES FOR THE PURPOSE FOR WHICH IT WAS BEING USED IMMEDIATELY BEFORE SUCH DAMAGE.

     22.2 IF SUCH REPAIRS CANNOT, IN LANDLORD'S REASONABLE ESTIMATION, BE MADE WITHIN NINETY (90) DAYS, LANDLORD AND TENANT SHALL EACH HAVE THE OPTION OF GIVING THE OTHER, AT ANY TIME WITHIN SIXTY (60) DAYS AFTER SUCH DAMAGE, NOTICE TERMINATING THIS LEASE AS OF THE DATE OF SUCH DAMAGE. IN THE EVENT OF THE GIVING OF SUCH NOTICE, THIS LEASE SHALL EXPIRE AND ALL INTEREST OF THE TENANT IN THE PREMISES SHALL TERMINATE AS OF THE DATE OF SUCH DAMAGE AS IF SUCH DATE HAD BEEN ORIGINALLY FIXED IN THIS LEASE FOR THE EXPIRATION OF THE TERM. IN THE EVENT THAT NEITHER LANDLORD NOR TENANT EXERCISES ITS OPTION TO TERMINATE THIS LEASE, THEN LANDLORD SHALL REPAIR OR RESTORE SUCH DAMAGE, THIS LEASE CONTINUING IN FULL FORCE AND EFFECT, AND THE RENT HEREUNDER SHALL BE PROPORTIONATELY ABATED AS PROVIDED IN SECTION 22.1. 22.3 LANDLORD SHALL NOT BE REQUIRED TO REPAIR OR REPLACE ANY DAMAGE OR LOSS BY OR FROM FIRE OR OTHER CAUSE TO ANY PANELINGS, DECORATIONS, PARTITIONS, ADDITIONS, RAILINGS, CEILINGS, FLOOR COVERINGS, OFFICE FIXTURES OR ANY OTHER PROPERTY OR IMPROVEMENTS INSTALLED ON THE PREMISES OR BELONGING TO TENANT. ANY INSURANCE WHICH MAY BE CARRIED BY LANDLORD OR TENANT AGAINST LOSS OR DAMAGE TO THE BUILDING OR PREMISES SHALL BE FOR THE SOLE BENEFIT OF THE PARTY CARRYING SUCH INSURANCE AND UNDER ITS SOLE CONTROL.

     22.4 IN THE EVENT THAT LANDLORD SHOULD FAIL TO COMPLETE SUCH REPAIRS AND MATERIAL RESTORATION WITHIN SIXTY (60) DAYS AFTER THE DATE ESTIMATED BY LANDLORD THEREFOR AS EXTENDED BY THIS SECTION 22.4, TENANT MAY AT ITS OPTION AND AS ITS SOLE REMEDY TERMINATE THIS LEASE BY DELIVERING WRITTEN NOTICE TO LANDLORD, WITHIN FIFTEEN (15) DAYS AFTER THE EXPIRATION OF SAID PERIOD OF TIME, WHEREUPON THE LEASE SHALL END ON THE DATE OF SUCH NOTICE OR SUCH LATER DATE FIXED IN SUCH NOTICE AS IF THE DATE OF SUCH NOTICE WAS THE DATE ORIGINALLY FIXED IN THIS LEASE FOR THE EXPIRATION OF THE TERM; PROVIDED, HOWEVER, THAT IF CONSTRUCTION IS DELAYED BECAUSE OF CHANGES, DELETIONS OR ADDITIONS IN CONSTRUCTION REQUESTED BY TENANT, STRIKES, LOCKOUTS, CASUALTIES, ACTS OF GOD, WAR, MATERIAL OR LABOR SHORTAGES, GOVERNMENT REGULATION OR CONTROL OR OTHER CAUSES BEYOND THE REASONABLE CONTROL OF LANDLORD, THE PERIOD FOR RESTORATION, REPAIR OR REBUILDING SHALL BE EXTENDED FOR THE AMOUNT OF TIME LANDLORD IS SO DELAYED.

     22.5 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS RTICLE: (A) LANDLORD SHALL NOT HAVE ANY OBLIGATION WHATSOEVER TO REPAIR, RECONSTRUCT, OR RESTORE THE PREMISES WHEN THE DAMAGES RESULTING FROM ANY CASUALTY COVERED BY THE PROVISIONS OF THIS ARTICLE 22 OCCUR DURING THE LAST TWELVE (12) MONTHS OF THE TERM OR ANY EXTENSION THEREOF, BUT IF LANDLORD DETERMINES NOT TO REPAIR SUCH DAMAGES LANDLORD SHALL NOTIFY TENANT AND IF SUCH DAMAGES SHALL RENDER ANY MATERIAL PORTION OF THE PREMISES UNTENANTABLE TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE BY NOTICE TO LANDLORD WITHIN FIFTEEN (15) DAYS AFTER RECEIPT OF LANDLORD'S NOTICE; (B) IN THE EVENT THE HOLDER OF ANY INDEBTEDNESS SECURED BY A MORTGAGE OR DEED OF TRUST COVERING THE PREMISES OR BUILDING REQUIRES THAT ANY INSURANCE PROCEEDS BE APPLIED TO SUCH INDEBTEDNESS, THEN LANDLORD SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE BY DELIVERING WRITTEN NOTICE OF TERMINATION TO TENANT WITHIN FIFTEEN (15) DAYS AFTER SUCH REQUIREMENT IS MADE BY ANY SUCH HOLDER, WHEREUPON THIS LEASE SHALL END ON THE DATE OF SUCH DAMAGE AS IF THE DATE OF SUCH DAMAGE WERE THE DATE ORIGINALLY FIXED IN THIS LEASE FOR THE EXPIRATION OF THE TERM; AND (C) IN NO EVENT SHALL LANDLORD BE REQUIRED TO EXPEND FOR SUCH REPAIR AN AMOUNT IN EXCESS OF THE INSURANCE PROCEEDS RECEIVED BY LANDLORD HAVING FIRST DEDUCTED ANY PORTION PAID TO LANDLORD'S MORTGAGEE AS REQUIRED UNDER ANY MORTGAGE OR DEED OF TRUST.

     22.6 IN THE EVENT OF ANY DAMAGE OR DESTRUCTION TO THE BUILDING OR PREMISES BY ANY PERIL COVERED BY THE PROVISIONS OF THIS ARTICLE 22, IT SHALL BE TENANT'S RESPONSIBILITY TO PROPERLY SECURE THE PREMISES AND UPON NOTICE FROM LANDLORD TO REMOVE FORTHWITH, AT ITS SOLE COST AND EXPENSE, SUCH PORTION OF ALL OF THE PROPERTY BELONGING TO TENANT OR ITS LICENSEES FROM SUCH PORTION OR ALL OF THE BUILDING OR PREMISES AS LANDLORD SHALL REQUEST.

23.  EMINENT DOMAIN.

IF ALL OR ANY SUBSTANTIAL PART OF THE PREMISES SHALL BE TAKEN OR APPROPRIATED BY ANY PUBLIC OR QUASI-PUBLIC AUTHORITY UNDER THE POWER OF EMINENT DOMAIN, OR CONVEYANCE IN LIEU OF SUCH APPROPRIATION, EITHER PARTY TO THIS LEASE SHALL HAVE THE RIGHT, AT ITS OPTION, OF GIVING THE OTHER, AT ANY TIME WITHIN THIRTY (30) DAYS AFTER SUCH TAKING, NOTICE TERMINATING THIS LEASE, EXCEPT THAT TENANT MAY ONLY TERMINATE THIS LEASE BY REASON OF TAKING OR APPROPRIATION, IF SUCH TAKING OR APPROPRIATION SHALL BE SO SUBSTANTIAL AS TO MATERIALLY INTERFERE WITH TENANT'S USE AND OCCUPANCY OF THE PREMISES. IF NEITHER PARTY TO THIS LEASE SHALL SO ELECT TO TERMINATE THIS LEASE, THE RENTAL THEREAFTER TO BE PAID SHALL BE ADJUSTED ON A FAIR AND EQUITABLE BASIS UNDER THE CIRCUMSTANCES. IN ADDITION TO THE RIGHTS OF LANDLORD ABOVE, IF ANY SUBSTANTIAL PART OF THE BUILDING SHALL BE TAKEN OR APPROPRIATED BY ANY PUBLIC OR QUASI-PUBLIC AUTHORITY UNDER THE POWER OF EMINENT DOMAIN OR CONVEYANCE IN LIEU THEREOF, AND REGARDLESS OF WHETHER THE PREMISES OR ANY PART THEREOF ARE SO TAKEN OR APPROPRIATED, LANDLORD SHALL HAVE THE RIGHT, AT ITS SOLE OPTION, TO TERMINATE THIS LEASE. LANDLORD SHALL BE ENTITLED TO ANY AND ALL INCOME, RENT, AWARD, OR ANY INTEREST WHATSOEVER IN OR UPON ANY SUCH SUM, WHICH MAY BE PAID OR MADE IN CONNECTION WITH ANY SUCH PUBLIC OR QUASI-PUBLIC USE OR PURPOSE, AND TENANT HEREBY ASSIGNS TO LANDLORD ANY INTEREST IT MAY HAVE IN OR CLAIM TO ALL OR ANY PART OF SUCH SUMS, OTHER THAN ANY SEPARATE AWARD WHICH MAY BE MADE WITH RESPECT TO TENANT'S TRADE FIXTURES AND MOVING EXPENSES OR OTHER DAMAGES PROPERLY CLAIMED BY TENANT, PROVIDED (I) TENANT SHALL MAKE NO CLAIM FOR THE VALUE OF ANY UNEXPIRED TERM AND (II) NO SUCH CLAIM BY TENANT SHALL HAVE THE EFFECT OF REDUCING THE AWARD OTHERWISE AVAILABLE TO LANDLORD.

24.  SALE BY LANDLORD.

IN EVENT OF A SALE OR CONVEYANCE BY LANDLORD OF THE BUILDING, THE SAME SHALL OPERATE TO RELEASE LANDLORD FROM ANY FUTURE LIABILITY UPON ANY OF THE COVENANTS OR CONDITIONS, EXPRESSED OR IMPLIED, CONTAINED IN THIS LEASE IN FAVOR OF TENANT, AND IN SUCH EVENT TENANT AGREES TO LOOK SOLELY TO THE RESPONSIBILITY OF THE SUCCESSOR IN INTEREST OF LANDLORD IN AND TO THIS LEASE. EXCEPT AS SET FORTH IN THIS ARTICLE 24, THIS LEASE SHALL NOT BE AFFECTED BY ANY SUCH SALE AND TENANT AGREES TO ATTORN TO THE PURCHASER OR ASSIGNEE. IF ANY SECURITY HAS BEEN GIVEN BY TENANT TO SECURE THE FAITHFUL PERFORMANCE OF ANY OF THE COVENANTS OF THIS LEASE, LANDLORD MAY TRANSFER OR DELIVER SAID SECURITY, AS SUCH, TO LANDLORD'S SUCCESSOR IN INTEREST AND THEREUPON LANDLORD SHALL BE DISCHARGED FROM ANY FURTHER LIABILITY WITH REGARD TO SAID SECURITY.

25.  ESTOPPEL CERTIFICATES.

WITHIN TEN (10) DAYS FOLLOWING ANY WRITTEN REQUEST WHICH LANDLORD MAY MAKE FROM TIME TO TIME, TENANT SHALL EXECUTE AND DELIVER TO LANDLORD OR MORTGAGEE OR PROSPECTIVE MORTGAGEE A SWORN STATEMENT CERTIFYING: (A) THE DATE OF COMMENCEMENT OF THIS LEASE; (B) THE FACT THAT THIS LEASE IS UNMODIFIED AND IN FULL FORCE AND EFFECT (OR, IF THERE HAVE BEEN MODIFICATIONS TO THIS LEASE, THAT THIS LEASE IS IN FULL FORCE AND EFFECT, AS MODIFIED, AND STATING THE DATE AND NATURE OF SUCH MODIFICATIONS); (C) THE DATE TO WHICH THE RENT AND OTHER SUMS PAYABLE UNDER THIS LEASE HAVE BEEN PAID; (D) THE FACT THAT THERE ARE NO CURRENT DEFAULTS UNDER THIS LEASE BY EITHER LANDLORD OR TENANT EXCEPT AS SPECIFIED IN TENANT'S STATEMENT; AND (E) SUCH OTHER MATTERS AS MAY BE REQUESTED BY LANDLORD. LANDLORD AND TENANT INTEND THAT ANY STATEMENT DELIVERED PURSUANT TO THIS ARTICLE 25 MAY BE RELIED UPON BY ANY MORTGAGEE, BENEFICIARY OR PURCHASER AND TENANT SHALL BE LIABLE FOR ALL LOSS, COST OR EXPENSE RESULTING FROM THE FAILURE OF ANY SALE OR FUNDING OF ANY LOAN CAUSED BY ANY MATERIAL MISSTATEMENT CONTAINED IN SUCH ESTOPPEL CERTIFICATE. TENANT IRREVOCABLY AGREES THAT IF TENANT FAILS TO EXECUTE AND DELIVER SUCH CERTIFICATE WITHIN SUCH TEN (10) DAY PERIOD LANDLORD OR LANDLORD'S BENEFICIARY OR AGENT MAY EXECUTE AND DELIVER SUCH CERTIFICATE ON TENANT'S BEHALF, AND THAT SUCH CERTIFICATE SHALL BE FULLY BINDING ON TENANT.

26.  SURRENDER OF PREMISES.

     26.1 TENANT SHALL, AT LEAST THIRTY (30) DAYS BEFORE THE LAST DAY OF THE TERM, ARRANGE TO MEET LANDLORD FOR A JOINT INSPECTION OF THE PREMISES. IN THE EVENT OF TENANT'S FAILURE TO ARRANGE SUCH JOINT INSPECTION TO BE HELD PRIOR TO VACATING THE PREMISES, LANDLORD'S INSPECTION AT OR AFTER TENANT'S VACATING THE PREMISES SHALL BE CONCLUSIVELY DEEMED CORRECT FOR PURPOSES OF DETERMINING TENANT'S RESPONSIBILITY FOR REPAIRS AND RESTORATION.

     26.2 AT THE END OF THE TERM OR ANY RENEWAL OF THE TERM OR OTHER SOONER TERMINATION OF THIS LEASE, TENANT WILL PEACEABLY DELIVER UP TO LANDLORD POSSESSION OF THE PREMISES, TOGETHER WITH ALL IMPROVEMENTS OR ADDITIONS UPON OR BELONGING TO THE SAME, BY WHOMSOEVER MADE, IN THE SAME CONDITIONS RECEIVED OR FIRST INSTALLED, BROOM CLEAN AND FREE OF ALL DEBRIS, EXCEPTING ONLY ORDINARY WEAR AND TEAR AND DAMAGE BY FIRE OR OTHER CASUALTY. TENANT MAY, AND AT LANDLORD'S REQUEST SHALL, AT TENANT'S SOLE COST, REMOVE UPON TERMINATION OF THIS LEASE, ANY AND ALL FURNITURE, FURNISHINGS, MOVABLE PARTITIONS OF LESS THAN FULL HEIGHT FROM FLOOR TO CEILING, TRADE FIXTURES AND OTHER PROPERTY INSTALLED BY TENANT, TITLE TO WHICH SHALL NOT BE IN OR PASS AUTOMATICALLY TO LANDLORD UPON SUCH TERMINATION, REPAIRING ALL DAMAGE CAUSED BY SUCH REMOVAL. PROPERTY NOT SO REMOVED SHALL, UNLESS REQUESTED TO BE REMOVED, BE DEEMED ABANDONED BY THE TENANT AND TITLE TO THE SAME SHALL THEREUPON PASS TO LANDLORD UNDER THIS LEASE AS BY A BILL OF SALE. ALL OTHER ALTERATIONS, ADDITIONS AND IMPROVEMENTS IN, ON OR TO THE PREMISES SHALL BE DEALT WITH AND DISPOSED OF AS PROVIDED IN ARTICLE 6 HEREOF.

     26.3 ALL OBLIGATIONS OF TENANT UNDER THIS LEASE NOT FULLY PERFORMED AS OF THE EXPIRATION OR EARLIER TERMINATION OF THE TERM SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THE TERM. IN THE EVENT THAT TENANT'S FAILURE TO PERFORM PREVENTS LANDLORD FROM RELEASING THE PREMISES, TENANT SHALL CONTINUE TO PAY RENT PURSUANT TO THE PROVISIONS OF ARTICLE 14 UNTIL SUCH PERFORMANCE IS COMPLETE. UPON THE EXPIRATION OR EARLIER TERMINATION OF THE TERM, TENANT SHALL PAY TO LANDLORD THE AMOUNT, AS ESTIMATED BY LANDLORD, NECESSARY TO REPAIR AND RESTORE THE PREMISES AS PROVIDED IN THIS LEASE AND/OR TO DISCHARGE TENANT'S OBLIGATION FOR UNPAID AMOUNTS DUE OR TO BECOME DUE TO LANDLORD. ALL SUCH AMOUNTS SHALL BE USED AND HELD BY LANDLORD FOR PAYMENT OF SUCH OBLIGATIONS OF TENANT, WITH TENANT BEING LIABLE FOR ANY ADDITIONAL COSTS UPON DEMAND BY LANDLORD, OR WITH ANY EXCESS TO BE RETURNED TO TENANT AFTER ALL SUCH OBLIGATIONS HAVE BEEN DETERMINED AND SATISFIED. ANY OTHERWISE UNUSED SECURITY DEPOSIT SHALL BE CREDITED AGAINST THE AMOUNT PAYABLE BY TENANT UNDER THIS LEASE.

27.  NOTICES.

ANY NOTICE OR DOCUMENT REQUIRED OR PERMITTED TO BE DELIVERED UNDER THIS LEASE SHALL BE ADDRESSED TO THE INTENDED RECIPIENT, SHALL BE TRANSMITTED PERSONALLY, BY FULLY PREPAID REGISTERED OR CERTIFIED UNITED STATES MAIL RETURN RECEIPT REQUESTED, OR BY REPUTABLE INDEPENDENT CONTRACT DELIVERY SERVICE FURNISHING A WRITTEN RECORD OF ATTEMPTED OR ACTUAL DELIVERY, AND SHALL BE DEEMED TO BE DELIVERED WHEN TENDERED FOR DELIVERY TO THE ADDRESSEE AT ITS ADDRESS SET FORTH ON THE REFERENCE PAGE, OR AT SUCH OTHER ADDRESS AS IT HAS THEN LAST SPECIFIED BY WRITTEN NOTICE DELIVERED IN ACCORDANCE WITH THIS ARTICLE 27, OR IF TO TENANT AT EITHER ITS AFORESAID ADDRESS OR ITS LAST KNOWN REGISTERED OFFICE OR HOME OF A GENERAL PARTNER OR INDIVIDUAL OWNER, WHETHER OR NOT ACTUALLY ACCEPTED OR RECEIVED BY THE ADDRESSEE.

28.  TAXES PAYABLE BY TENANT.

IN ADDITION TO RENT AND OTHER CHARGES TO BE PAID BY TENANT UNDER THIS LEASE, TENANT SHALL REIMBURSE TO LANDLORD, UPON DEMAND, ANY AND ALL TAXES PAYABLE BY LANDLORD (OTHER THAN NET INCOME TAXES) WHETHER OR NOT NOW CUSTOMARY OR WITHIN THE CONTEMPLATION OF THE PARTIES TO THIS LEASE: (A) UPON, ALLOCABLE TO, OR MEASURED BY OR ON THE GROSS OR NET RENT PAYABLE UNDER THIS LEASE, INCLUDING WITHOUT LIMITATION ANY GROSS INCOME TAX OR EXCISE TAX LEVIED BY THE STATE, ANY POLITICAL SUBDIVISION THEREOF, OR THE FEDERAL GOVERNMENT WITH RESPECT TO THE RECEIPT OF SUCH RENT; (B) UPON OR WITH RESPECT TO THE POSSESSION, LEASING, OPERATION, MANAGEMENT, MAINTENANCE, ALTERATION, REPAIR, USE OR OCCUPANCY OF THE PREMISES OR ANY PORTION THEREOF, INCLUDING ANY SALES, USE OR SERVICE TAX IMPOSED AS A RESULT THEREOF; (C) UPON OR MEASURED BY THE TENANT'S GROSS RECEIPTS OR PAYROLL OR THE VALUE OF TENANT'S EQUIPMENT, FURNITURE, FIXTURES AND OTHER PERSONAL PROPERTY OF TENANT OR LEASEHOLD IMPROVEMENTS, ALTERATIONS OR ADDITIONS LOCATED IN THE PREMISES; OR (D) UPON THIS TRANSACTION OR ANY DOCUMENT TO WHICH TENANT IS A PARTY CREATING OR TRANSFERRING ANY INTEREST OF TENANT IN THIS LEASE OR THE PREMISES. IN ADDITION TO THE FOREGOING, TENANT AGREES TO PAY, BEFORE DELINQUENCY, ANY AND ALL TAXES LEVIED OR ASSESSED AGAINST TENANT AND WHICH BECOME PAYABLE DURING THE TERM HEREOF UPON TENANT'S EQUIPMENT, FURNITURE, FIXTURES AND OTHER PERSONAL PROPERTY OF TENANT LOCATED IN THE PREMISES.

29.  RELOCATION OF TENANT.

     [INTENTIONALLY OMITTED]

30.  DEFINED TERMS AND HEADINGS.

THE ARTICLE HEADINGS SHOWN IN THIS LEASE ARE FOR CONVENIENCE OF REFERENCE AND SHALL IN NO WAY DEFINE, INCREASE, LIMIT OR DESCRIBE THE SCOPE OR INTENT OF ANY PROVISION OF THIS LEASE. ANY INDEMNIFICATION OR INSURANCE OF LANDLORD SHALL APPLY TO AND INURE TO THE BENEFIT OF ALL THE FOLLOWING "LANDLORD ENTITIES", BEING LANDLORD, LANDLORD'S INVESTMENT MANAGER, AND THE TRUSTEES, BOARDS OF DIRECTORS, OFFICERS, GENERAL PARTNERS, BENEFICIARIES, STOCKHOLDERS, EMPLOYEES AND AGENTS OF EACH OF THEM. ANY OPTION GRANTED TO LANDLORD SHALL ALSO INCLUDE OR BE EXER CISABLE BY LANDLORD'S TRUSTEE, BENEFICIARY, AGENTS AND EMPLOYEES, AS THE CASE MAY BE. IN ANY CASE WHERE THIS LEASE IS SIGNED BY MORE THAN ONE PERSON, THE OBLIGATIONS UNDER THIS LEASE SHALL BE JOINT AND SEVERAL. THE TERMS "TENANT" AND "LANDLORD" OR ANY PRONOUN USED IN PLACE THEREOF SHALL INDICATE AND INCLUDE THE MASCULINE OR FEMININE, THE SINGULAR OR PLURAL NUMBER, INDIVIDUALS, FIRMS OR CORPORATIONS, AND EACH OF THEIR RESPECTIVE SUCCESSORS, EXECUTORS, ADMINISTRATORS AND PERMITTED ASSIGNS, ACCORDING TO THE CONTEXT HEREOF. SUBJECT TO THE PROVISIONS OF THE RIDER WHICH SHALL CONTROL, THE TERM "RENTABLE AREA" SHALL MEAN THE RENTABLE AREA OF THE PREMISES OR THE BUILDING AS CALCULATED BY THE LANDLORD ON THE BASIS OF THE PLANS AND SPECIFICATIONS OF THE BUILDING (THERE SHALL BE NO "COMMON AREA FACTOR" IN THE COMPUTATION OF "RENTABLE AREA"). TENANT HEREBY ACCEPTS AND AGREES TO BE BOUND BY THE FIGURES FOR THE RENTABLE SPACE FOOTAGE OF THE PREMISES AND TENANT'S PROPORTIONATE SHARE SHOWN ON THE REFERENCE PAGE. HOWEVER, LANDLORD RESERVES THE RIGHT TO REMEASURE THE PREMISES AT ANY TIME PRIOR TO THE END OF THE FIRST FULL LEASE YEAR AND IF SUCH REMEASUREMENT INDICATES A SQUARE FOOTAGE AMOUNT DIFFERENT THAN SPECIFIED ON THE REFERENCE PAGE, THE PARTIES AGREE THAT THE ANNUAL RENT, PROPORTIONATE SHARE AND OTHER CHARGES, RIGHTS AND OBLIGATIONS DETERMINED WITH REFERENCE TO THE RENTABLE SPACE OF THE PREMISES SHALL BE ADJUSTED TO REFLECT SUCH CORRECTED SQUARE FOOTAGE AMOUNT. IF EITHER PARTY SO ELECTS, SUCH ADJUSTMENTS SHALL BE REFLECTED IN A LEASE AMENDMENT EXECUTED BY BOTH LANDLORD AND TENANT. SEE RIDER.

31.  TENANT'S AUTHORITY.

IF TENANT SIGNS AS A CORPORATION EACH OF THE PERSONS EXECUTING THIS LEASE ON BEHALF OF TENANT REPRESENTS AND WARRANTS THAT TENANT HAS BEEN AND IS QUALIFIED TO DO BUSINESS IN THE STATE IN WHICH THE BUILDING IS LOCATED, THAT THE CORPORATION HAS FULL RIGHT AND AUTHORITY TO ENTER INTO THIS LEASE, AND THAT ALL PERSONS SIGNING ON BEHALF OF THE CORPORATION WERE AUTHORIZED TO DO SO BY APPROPRIATE CORPORATE ACTIONS. IF TENANT SIGNS AS A PARTNERSHIP, TRUST OR OTHER LEGAL ENTITY, EACH OF THE PERSONS EXECUTING THIS LEASE ON BEHALF OF TENANT REPRESENTS AND WARRANTS THAT TENANT HAS COMPLIED WITH ALL APPLICABLE LAWS, RULES AND GOVERNMENTAL REGULATIONS RELATIVE TO ITS RIGHT TO DO BUSINESS IN THE STATE AND THAT SUCH ENTITY ON BEHALF OF THE TENANT WAS AUTHORIZED TO DO SO BY ANY AND ALL APPROPRIATE PARTNERSHIP, TRUST OR OTHER ACTIONS. TENANT AGREES TO FURNISH PROMPTLY UPON REQUEST A CORPORATE RESOLUTION, PROOF OF DUE AUTHORIZATION BY PARTNERS, OR OTHER APPROPRIATE DOCUMENTATION EVIDENCING THE DUE AUTHORIZATION OF TENANT TO ENTER INTO THIS LEASE.

32.  COMMISSIONS.

EACH OF THE PARTIES REPRESENTS AND WARRANTS TO THE OTHER THAT IT HAS NOT DEALT WITH ANY BROKER OR FINDER IN CONNECTION WITH THIS LEASE, EXCEPT AS DESCRIBED ON THE REFERENCE PAGE (BROKERS NOTED ON THE REFERENCE PAGE ARE HEREIN REFERRED TO COLLECTIVELY AS THE "ACKNOWLEDGED BROKERS"). THE PARTIES EACH REPRESENT AND WARRANT TO THE OTHER THAT NEITHER HAS ENGAGED OR OTHERWISE ACCEPTED, SOLICITED OR RETAINED THE SERVICES OF A REAL ESTATE BROKER OR OTHER FINDER OR PARTY ENTITLED IN ANY WAY TO A COMMISSION OR FEE FOR SERVICES SIMILAR TO THOSE PROVIDED BY A REAL ESTATE BROKER (HEREIN "ANOTHER BROKER"), OTHER THAN THE ACKNOWLEDGED BROKERS IN CONNECTION WITH THIS LEASE TRANSACTION AND NO REAL ESTATE BROKER OR ANOTHER BROKER OTHER THAN THE ACKNOWLEDGED BROKERS ARE ENTITLED TO A COMMISSION OR OTHER FEE IN CONNECTION HEREWITH. LANDLORD ACKNOWLEDGES ITS RESPONSIBILITY THROUGH SEPARATE WRITTEN AGREEMENTS TO PAY COMMISSION TO THE ACKNOWLEDGED BROKERS IN RESPECT OF THIS LEASE, AND IN RESPECT OF ANY FUTURE COMMISSION WHICH MIGHT ARISE BECAUSE OF THE EXPANSION RIGHTS NOTED IN RIDER PROVISION R-7 TO THIS LEASE. THE FOREGOING "SEPARATE WRITTEN AGREEMENTS" ARE MORE PARTICULARLY DESCRIBED AS: "AUTHORIZATION TO LEASE AGREEMENT" BY AND BETWEEN LANDLORD AND ABOOD & ASSOCIATES, INC. DATED OCTOBER 29, 1997 AND "ADDENDUM TO AUTHORIZATION TO LEASE AGREEMENT" DATED MAY 7, 1998 BY AND BETWEEN LANDLORD AND ABOOD & ASSOCIATES, INC. EACH PARTY (AN "OFFENDING PARTY") AGREES TO INDEMNIFY AND HOLD THE OTHER PARTY (THE "HARMED PARTY") HARMLESS FROM AND AGAINST ALL COSTS, DAMAGES, COMMISSIONS AND ATTORNEYS' FEES (THROUGH ALL APPELLATE LEVELS) INCURRED BY THE HARMED PARTY IN CONNECTION WITH A BREACH OF THIS SECTION 32 OR A FALSE STATEMENT IN THIS SECTION 32 MADE BY SUCH OFFENDING PARTY.

33.  TIME AND APPLICABLE LAW.

TIME IS OF THE ESSENCE OF THIS LEASE AND ALL OF ITS PROVISIONS. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE BUILDING IS LOCATED.

34.  SUCCESSORS AND ASSIGNS.

SUBJECT TO THE PROVISIONS OF ARTICLE 9, THE TERMS, COVENANTS AND CONDITIONS CONTAINED IN THIS LEASE SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE HEIRS, SUCCESSORS, EXECUTORS, ADMINISTRATORS AND ASSIGNS OF THE PARTIES TO THIS LEASE.

35.  ENTIRE AGREEMENT.

THIS LEASE, TOGETHER WITH ITS EXHIBITS, CONTAINS ALL AGREEMENTS OF THE PARTIES TO THIS LEASE AND SUPERSEDES ANY PREVIOUS NEGOTIATIONS. THERE HAVE BEEN NO REPRESENTATIONS MADE BY THE LANDLORD OR UNDERSTANDINGS MADE BETWEEN THE PARTIES OTHER THAN THOSE SET FORTH IN THIS LEASE AND ITS EXHIBITS. THIS LEASE MAY NOT BE MODIFIED EXCEPT BY A WRITTEN INSTRUMENT DULY EXECUTED BY THE PARTIES TO THIS LEASE.

36.  EXAMINATION NOT OPTION.

SUBMISSION OF THIS LEASE SHALL NOT BE DEEMED TO BE A RESERVATION OF THE PREMISES. LANDLORD SHALL NOT BE BOUND BY THIS LEASE UNTIL IT HAS RECEIVED A COPY OF THIS LEASE DULY EXECUTED BY TENANT AND HAS DELIVERED TO TENANT A COPY OF THIS LEASE DULY EXECUTED BY LANDLORD, AND UNTIL SUCH DELIVERY LANDLORD RESERVES THE RIGHT TO EXHIBIT AND LEASE THE PREMISES TO OTHER PROSPECTIVE TENANTS. NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, LANDLORD MAY WITHHOLD DELIVERY OF POSSESSION OF THE PREMISES FROM TENANT UNTIL SUCH TIME AS TENANT HAS PAID TO LANDLORD ANY SECURITY DEPOSIT REQUIRED BY ARTICLE 5, THE FIRST MONTH'S RENT AS SET FORTH IN ARTICLE 3 AND ANY SUM OWED PURSUANT TO THIS LEASE.

37.  RECORDATION.

TENANT SHALL NOT RECORD OR REGISTER THIS LEASE OR A SHORT FORM MEMORANDUM HEREOF WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, AND THEN SHALL PAY ALL CHARGES AND TAXES INCIDENT SUCH RECORDING OR REGISTRATION.

38.  LIMITATION OF LANDLORD'S

LIABILITY. REDRESS FOR ANY CLAIM AGAINST LANDLORD UNDER THIS LEASE SHALL BE LIMITED TO AND ENFORCEABLE ONLY AGAINST AND TO THE EXTENT OF LANDLORD'S INTEREST IN THE BUILDING. THE OBLIGATIONS OF LANDLORD UNDER THIS LEASE ARE NOT INTENDED TO AND SHALL NOT BE PERSONALLY BINDING ON, NOR SHALL ANY RESORT BE HAD TO THE PRIVATE PROPERTIES OF, ANY OF ITS TRUSTEES OR BOARD OF DIRECTORS AND OFFICERS, AS THE CASE MAY BE, ITS INVESTMENT MANAGER, THE GENERAL PARTNERS THEREOF, OR ANY BENEFICIARIES, STOCKHOLDERS, EMPLOYEES, OR AGENTS OF LANDLORD OR THE INVESTMENT MANAGER.

LANDLORD:
KEYSTONE-MIAMI PROPERTY HOLDING CORP.,
A FLORIDA CORPORATION

BY:  RREEF MANAGEMENT COMPANY,
     A DELAWARE CORPORATION


     BY: /S/ AL DIAZ                    /S/ ROSA TORRES-LARA
         ---------------------------   ---------------------------------------
         AL DIAZ, VICE PRESIDENT       WITNESS (PRINT & SIGN) ROSA TORRES LARA
         DATED:   9/17, 1998
                                       /S/ SUSAN S. SALMAN
                                       ---------------------------------------
                                       WITNESS (PRINT & SIGN)  SUSAN S. SALMAN

     BY: /S/ LEE LETCHFORD             /S/ MARY WULFING
         --------------------------    ---------------------------------------
         LEE LETCHFORD, SENIOR VP      WITNESS (PRINT & SIGN)  MARY WULFING
         DATED:  9-18-, 1998
                                       /S/ PHILIP HENDERSON
                                       ---------------------------------------
                                       WITNESS (PRINT & SIGN)  PHILIP HODGKINSON
         [CORPORATE SEAL]

TENANT:
TIGER DIRECT, INC., A DELAWARE CORPORATION


BY:  /S/ GILBERT FIORENTINO            /S/  DAN BROWN
     -----------------------------     ---------------------------------------
     [PRINT & SIGN]                    WITNESS (PRINT & SIGN)    DAN BROWN
     GILBERT FIORENTINO, PRESIDENT
                                       /S/  CARL FIORENTINO
                                       ---------------------------------------
                                       WITNESS (PRINT & SIGN)  CARL FIORENTINO
  [CORPORATE SEAL]

                                    EXHIBIT A

                         ATTACHED TO AND MADE A PART OF
                        LEASE BEARING THE LEASE REFERENCE
                       DATE OF SEPTEMBER 17, 1998 BETWEEN
                         KEYSTONE-MIAMI PROPERTY HOLDING
                             CORP., AS LANDLORD, AND
              TIGER DIRECT, INC., A DELAWARE CORPORATION, AS TENANT

                                    PREMISES

EXHIBIT A IS DIAGRAMMATIC AND INTENDED ONLY TO SHOW THE GENERAL LAYOUT OF THE PREMISES AS OF THE BEGINNING OF THE TERM OF THIS LEASE. IT DOES NOT IN ANY WAY SUPERSEDE ANY OF LANDLORD'S RIGHTS SET FORTH IN SECTION 17.2 WITH RESPECT TO ARRANGEMENTS AND/OR LOCATIONS OF PUBLIC PARTS OF THE BUILDING AND CHANGES IN SUCH ARRANGEMENTS AND/OR LOCATIONS. IT IS NOT TO BE SCALED; ANY MEASUREMENTS OR DISTANCES SHOWN SHOULD BE TAKEN AS APPROXIMATE. TO THE EXTENT (IF SO) THAT EXHIBIT A PURPORTS TO REFLECT ANY OTHER TENANTS IN THE BUILDING OR ADJACENT AREAS, SAME SHALL NOT BE DEEMED A REPRESENTATION OF EXISTING OR FUTURE TENANCIES.

                                  SEE ATTACHED

                                    EXHIBIT B

                         ATTACHED TO AND MADE A PART OF
                        LEASE BEARING THE LEASE REFERENCE
                       DATE OF SEPTEMBER 17, 1998 BETWEEN
                         KEYSTONE-MIAMI PROPERTY HOLDING
                             CORP., AS LANDLORD AND
              TIGER DIRECT, INC., A DELAWARE CORPORATION, AS TENANT

                               INITIAL ALTERATIONS

LANDLORD SHALL PARTITION AND PREPARE THE PREMISES IN ACCORDANCE WITH THE PLANS AND SPECIFICATIONS PREPARED BY

___X___     LANDLORD'S ARCHITECT

_______     TENANT'S ARCHITECT

AND APPROVED BY LANDLORD. LANDLORD SHALL NOT BE REQUIRED TO INSTALL ANY PARTITIONS OR IMPROVEMENTS WHICH ARE NOT IN CONFORMITY WITH THE PLANS AND SPECIFICATIONS FOR THE BUILDING OR WHICH ARE NOT APPROVED BY LANDLORD OR LANDLORD'S ARCHITECT. LANDLORD SHALL BEAR THE EXPENSE OF INSTALLING ONLY THOSE ITEMS AND MAKING ONLY SUCH IMPROVEMENTS AS ARE BUILDING STANDARD IMPROVEMENTS AND "ADDITIONAL IMPROVEMENTS" AS NOTED IN SCHEDULE 1 ATTACHED AND MADE A PART HEREOF; AND THE COST OF ALL INSTALLATIONS OR IMPROVEMENTS IN EXCESS OF THE BUILDING STANDARD IMPROVEMENTS AND THE ADDITIONAL IMPROVEMENTS WHICH ARE TO BE MADE BY LANDLORD SHALL BE PAID BY TENANT, AS ADDITIONAL RENT HEREUNDER, IN ACCORDANCE WITH THE TERMS HEREOF, EXPRESSLY SUBJECT TO THE TERMS AND CONDITIONS OF SCHEDULE 1 HERETO. FAILURE BY TENANT TO PAY ANY SUMS DESCRIBED IN THIS EXHIBIT B, AS MODIFIED BY SCHEDULE 1, IN FULL WITHIN TEN (10) DAYS AFTER TENANT'S RECEIPT OF AN INVOICE THEREFOR WILL CONSTITUTE FAILURE TO PAY RENT WHEN DUE AND AN EVENT OF DEFAULT BY TENANT HEREUNDER, GIVING RISE TO ALL REMEDIES AVAILABLE TO LANDLORD UNDER THIS LEASE OR OTHERWISE FOR NONPAYMENT OF RENT. IT IS STIPULATED THAT TIME IS OF THE ESSENCE IN CONNECTION WITH TENANT'S COMPLIANCE WITH THE TERMS OF THIS EXHIBIT B AND THE ATTACHED SCHEDULE 1.

IN ADDITION, LANDLORD AGREES OR ACKNOWLEDGES THAT:

A. BIDS, SELECTION OF CONTRACTOR. LANDLORD WILL OBTAIN AT LEAST THREE (3) COMPETITIVE BIDS FROM LICENSED CONTRACTORS BEFORE SELECTING FROM AMONG THOSE BIDS, THE CONTRACTOR TO PERFORM WORK HEREUNDER. LANDLORD NEED NOT NECESSARILY IN EVERY INSTANCE SELECT THE LOWEST BID; BUT LANDLORD SHALL EXERCISE REASONABLE JUDGMENT IN FACTORING THE AMOUNT OF THE BID INTO OTHER RELEVANT AND REASONABLE CONSIDERATIONS IN THE SELECTION OF THE CONTRACTOR; AND SUBJECT TO LANDLORD'S COMPLIANCE WITH THE FOREGOING SELECTION PROCESS, TENANT SHALL NOT UNREASONABLY OBJECT TO THE CONTRACTOR SO SELECTED. WHERE LANDLORD AND TENANT NONETHELESS CANNOT AGREE ON WHICH CONTRACTOR AMONG THE BIDS OBTAINED SHALL BE SELECTED, EACH SHALL PRESENT THEIR PERSPECTIVE TO THE ARCHITECT, WHO SHALL SELECT THE CONTRACTOR IN THE EXERCISE OF FAIR AND UNBIASED JUDGMENT, AFTER TAKING INTO ACCOUNT THE AMOUNT OF THE BIDS AND ALL OTHER FACTORS REASONABLY INCLUDED AMONG THE RELEVANT CONSIDERATIONS IN MAKING SUCH DETERMINATION, INCLUDING THE PERSPECTIVE OF LANDLORD AND TENANT PRESENTED TO THE ARCHITECT AS AFORESAID; AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL PARTIES.

B. USE OF ALLOWANCE. THE PARTIES ACKNOWLEDGE THAT, SUBJECT TO ITS AVAILABILITY (THAT IS, UP TO THE AMOUNT OF ALLOWANCE OTHERWISE HEREUNDER MADE AVAILABLE BY LANDLORD), THE COSTS OF THE FOLLOWING ITEMS MAY BE REIMBURSED FROM THE
ALLOWANCE: TENANT'S UPS BACKUP SYSTEM, ELECTRICAL WIRING, SECURITY SYSTEM, AND CONSTRUCTION OF THE PARKING CANOPY AS DESCRIBED IN RIDER PROVISION R-10(C)(III), AND ANY OTHER ITEM, THE COST OF WHICH IS EXPRESSLY PROVIDED ELSEWHERE IN THIS LEASE AS AN ITEM WHICH MAY BE REIMBURSED FROM THE ALLOWANCE.

SEE SCHEDULE 1, ATTACHED AND MADE A PART HEREOF.

                            SCHEDULE 1 TO EXHIBIT B

LANDLORD'S WORK:

(A) ALLOWANCE. THE PARTIES ACKNOWLEDGE THAT NOTWITHSTANDING THE PROVISIONS IN EXHIBIT B, LANDLORD SHALL PAY AS HEREIN PROVIDED A SUM TOWARD THE LANDLORD'S WORK UP TO $1,471,404.00 ASSUMING THE PREMISES RENTABLE AREA [EXCLUDING THE LOBBY AND EXCLUDING THE STORAGE AREA; THAT IS INCLUDING ONLY SUITE 35 AND SUITE 33C RENTABLE AREA] IS 66,882 SQUARE FEET [THAT IS, THE PRODUCT OF $22.00 AND 66,882 SQUARE FEET OF RENTABLE AREA] (THE "IMPROVEMENT COST" OR "ALLOWANCE") PROVIDED HOWEVER, THAT IN THE EVENT OF ADJUSTMENT OF THE SQUARE FOOTAGE OF SUITES 35 AND/OR 33C] FROM AN AGGREGATE OF 66,882 SQUARE FEET OF RENTABLE AREA SET OUT IN THE LEASE REFERENCE PAGE, PURSUANT TO ARTICLE 30 OF THE LEASE, THEN THE IMPROVEMENT COST SHALL BE COMPUTED BASED UPON THE ADJUSTED SQUARE FEET OF RENTABLE AREA OF SUITES 35 AND 33C, AS APPLICABLE; THAT IS, $22.00 MULTIPLIED BY SUCH ADJUSTED SQUARE FOOTAGE. THE PARTIES AGREE THAT THE COST OF LANDLORD'S WORK SHALL BE PAID FOR AS FOLLOWS: FIRST, BY LANDLORD UP TO A MAXIMUM EXPENDITURE OF THE IMPROVEMENT COST, AND SECOND, BY TENANT, FOR ALL COSTS AND EXPENSES ACTUALLY AND TO BE INCURRED BY LANDLORD IN PERFORMING ALL OF THE LANDLORD'S WORK, INCLUDING THE COSTS OF DESIGN PROFESSIONALS, INCLUDING LANDLORD'S ARCHITECT AND ENGINEER, AND LANDLORD'S CONTRACTOR; PROVIDED, HOWEVER, CERTAIN ITEMS OF WORK HEREAFTER DEFINED AS "LANDLORD'S OBLIGATIONS" SHALL BE PAID FOR BY LANDLORD AND SHALL NOT BE PAID FOR BY APPLICATION TO ANY PORTION OF THE ALLOWANCE. NOTWITHSTANDING ANYTHING ELSE HEREIN CONTAINED, PRIOR TO, AND AS AN EXPRESS CONDITION TO, LANDLORD'S OBLIGATION TO COMMENCE ANY OF SUCH LANDLORD'S WORK, LANDLORD SHALL ADVISE TENANT OF THE TOTAL ESTIMATED COST TO PERFORM ALL OF THE LANDLORD'S WORK, AND TENANT SHALL PAY IN ADVANCE TO LANDLORD ANY OF SUCH COSTS WHICH EXCEED THE IMPROVEMENT COST. FURTHERMORE, SHOULD THE FOREGOING ESTIMATE PROVE TO BE LOW, AT SUCH TIME AS LANDLORD DETERMINES SUCH TO BE TRUE (TAKING INTO ACCOUNT ANY ADDITIONAL FUNDS PREVIOUSLY COLLECTED IN ACCORDANCE HEREWITH TOWARD SUCH ESTIMATED EXCESS) TENANT SHALL WITHIN FIVE (5) DAYS PAY ANY ADDITIONAL EXPENSES OF WHICH LANDLORD NOTIFIES TENANT, WHICH ARE REQUIRED TO COMPLETE LANDLORD'S WORK; AND IN SUCH EVENT, WHILE LANDLORD AWAITS ANY EXCESS PAYMENT SO REQUIRED, LANDLORD MAY CEASE AND DESIST FROM PERFORMING THE LANDLORD'S WORK UNTIL SUCH FUNDS ARE PAID IN FULL. ALL ITEMS OF LANDLORD'S WORK, WHETHER PAID FOR BY LANDLORD AS AFORESAID OR NOT, SHALL BE AND BECOME THE PROPERTY OF LANDLORD UPON EXPIRATION OR EARLIER TERMINATION OF THE LEASE AND SHALL REMAIN ON THE PREMISES AT ALL TIMES DURING THE TERM. TENANT SHALL NOT BE ENTITLED TO PAYMENT OR RENT REDUCTION OR ANY OTHER ABATEMENT, BACK-CHARGE, OR OFF-SET AGAINST RENT OR CHARGES OTHERWISE DUE FROM TENANT UNDER THE LEASE IN RESPECT OF ANY PORTION OF THE IMPROVEMENT COST WHICH IS NOT USED BY LANDLORD TOWARD COMPLETION OF LANDLORD'S WORK; ALL OF WHICH UNUSED IMPROVEMENT COST SHALL BE IRRELEVANT. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT LANDLORD SHALL HAVE NO OBLIGATION TO "SET ASIDE" OR "FUND" ANY PORTION OR ALL OF THE IMPROVEMENT COST AND NO SUCH "SET ASIDE" IS CONTEMPLATED, NO "POOL" OR "ESCROW" OR "ACCOUNT" OF FUNDS SHALL OR SHALL BE DEEMED TO EXIST BY VIRTUE HEREOF, AND, OTHER THAN AS EXPRESSLY HEREIN PROVIDED IN RESPECT OF THE WILLINGNESS OF LANDLORD TO PAY FOR CERTAIN OF THE LANDLORD'S WORK HEREUNDER UP TO THE IMPROVEMENT COST FROM LANDLORD'S CURRENT OPERATING BUDGET, TENANT SHALL HAVE NO RIGHTS OR INTERESTS WHATSOEVER IN THE IMPROVEMENT COST. WHERE THE SQUARE FOOTAGE ADJUSTMENT REFERENCED ABOVE OCCURS AFTER LANDLORD HAS COMPLETED ALL LANDLORD'S WORK AND AFTER A DETERMINATION HAS BEEN MADE AS TO WHETHER TENANT OWES ANY EXCESS EXPENSES BEYOND THE IMPROVEMENT COST, AND WHERE BY VIRTUE OF THE ADJUSTMENT IT IS DETERMINED THAT IN FACT TENANT OWED LESS (OR NONE) OF THE EXCESS IMPROVEMENT COST, THEN, PROVIDED TENANT IS NOT IN DEFAULT OR VIOLATION OF ANY TERM OR CONDITION OF THE LEASE AT SUCH TIME, AND PROVIDED TENANT HAS ALREADY IN FACT OVERPAID SUCH EXCESS AMOUNT TO LANDLORD, THEN LANDLORD SHALL REFUND SUCH OVERPAYMENT TO TENANT WITHIN THIRTY (30) DAYS OF SUCH DETERMINATION OR AT LANDLORD'S ELECTION, LANDLORD SHALL PERMIT TENANT AN ABATEMENT AGAINST ITS REGULARLY ACCRUING RENTAL CHARGES UNDER THIS LEASE TO THE FULL AMOUNT OF SUCH OVERPAYMENT. WHERE BY VIRTUE OF SUCH SQUARE FOOTAGE ADJUSTMENT A DETERMINATION IS MADE THAT TENANT OWES ADDITIONAL EXCESS COSTS, TENANT SHALL PAY SAME TO LANDLORD ON THE EARLIER TO OCCUR OF THIRTY (30) DAYS AFTER NOTICE THEREOF OR TOGETHER WITH TENANT'S NEXT PAYABLE PERIODIC RENT.

(B) LANDLORD'S WORK. LANDLORD'S WORK SHALL CONSIST OF BUILDING STANDARD IMPROVEMENTS [DETAILS AND SPECIFICATIONS FOR WHICH ARE AVAILABLE FROM LANDLORD'S ARCHITECT, UPON REQUEST] AND ITEMS OF ADDITIONAL WORK, HEREAFTER DESCRIBED. THE ITEMS OF ADDITIONAL WORK SHALL BE THOSE ITEMS ULTIMATELY INCLUDED IN THE DRAWINGS, PLANS AND SPECIFICATIONS FOR LANDLORD'S WORK ULTIMATELY PREPARED BY LANDLORD'S ARCHITECT AND APPROVED BY TENANT, IN THE TIME AND MANNER HEREIN PROVIDED; BUT SHALL EXCLUDE THE CONSTRUCTION OF THE PARKING CANOPY [SEE CONTROLLING PROVISIONS IN THE RIDER, AT R-10(C)(III)]. "LANDLORD'S OBLIGATIONS" [THAT IS, ITEMS OF WORK WHICH ARE NOT PAID FOR OUT OF THE ALLOWANCE], ARE AS
FOLLOWS: (I) RENOVATION, AND ADDITION [TO THE EXTENT REQUIRED BY LAW OR "CODE"] OF EXISTING OR NEW [TO THE EXTENT REQUIRED BY LAW OR "CODE"] COMMON AREA RESTROOMS INCLUDING COMPLIANCE WITH THE REQUIREMENTS OF THE AMERICANS WITH DISABILITIES ACT OF 1990 AND RELATED REGULATIONS AND GUIDELINES PROMULGATED THEREUNDER ("ADA"), (II) CORRECTION OF ANY PRE-EXISTING CONDITION TO SATISFY BUILDING "CODE" COMPLIANCE REQUIREMENTS, (III) FIRE CODE COMPLIANCE (INCLUDING SPRINKLERS), (IV) IMPACT FEES, (V) BELL SOUTH OR LANDLORD'S INSTALLATION OF FIBER OPTIC TELEPHONE WIRING BROUGHT TO THE PREMISES, CONFORMING TO THE "DS 3 NIMELY FIBER ACCESS" STANDARD OR TYPE AND (VI) STRUCTURAL ALTERATIONS REQUIRED TO ACCOMMODATE TENANT'S USE. THE PARTIES ACKNOWLEDGE THAT LANDLORD SHALL DESIGN TO "CODE" AND THE DESIGN SHALL TAKE INTO ACCOUNT THE DENSE OPERATION HEAT GENERATION USE ANTICIPATED BY TENANT IN SUITE 35. FURTHERMORE, DESIGN SHALL ACCOMMODATE AND LANDLORD SHALL PERMIT, SUBJECT TO THE FOLLOWING, INSTALLATION OF TENANT'S 200 GALLON SALT WATER FISH TANK (COSTS OF THE TANK AND ITS INSTALLATION ARE NOT TO BE PAID FROM THE ALLOWANCE); PROVIDED, NO SUCH TANK OR INSTALLATION SHALL BE PERMITTED WHERE TO DO SO WOULD BREACH OR VIOLATE THE STRUCTURAL INTEGRITY OF THE BUILDING OR OTHERWISE GIVE RISE TO A WEIGHT LOAD WHICH IS NOT PROPERLY AND SAFELY DISTRIBUTED IN ACCORDANCE WITH THE ENGINEERED TOLERANCES OF THE BUILDING AND ITS STRUCTURE AND IN ACCORDANCE WITH "CODE" AND LAW. THE PARTIES ACKNOWLEDGE THAT SO LONG AS LANDLORD'S WORK PROCEEDS AND IS COMPLETED AND SUITES 35 AND 33C OF THE PREMISES ARE TENDERED AS HEREIN CONTEMPLATED, SUCH THAT AT TIME OF TENDER, THE PREMISES COMPLY WITH THEN APPLICABLE EXISTING LAW AND "CODE", THEN, ANY CHANGES IN LAW OR "CODE" THEREAFTER, INCLUDING IN RESPECT OF ADA COMPLIANCE THEREAFTER LEGISLATED OR MADE APPLICABLE BY LAW, SHALL NOT GIVE RISE TO A FUTURE OBLIGATION OF LANDLORD TO PERFORM ANY FURTHER WORK IN THE PREMISES; AND TO THE EXTENT SAME SHALL GIVE RISE TO FUTURE ADA COMPLIANCE OR OTHER "CODE" OR LAW COMPLIANCE IN THE LOBBY OR COMMON AREAS, THE COSTS THEREOF SHALL BE INCLUDED TO THE EXTENT PERMITTED IN THIS LEASE IN DIRECT EXPENSES. AT ALL TIMES DURING AND AFTER CONSTRUCTION OF THE LANDLORD'S WORK, TENANT AGREES TO COMPLY WITH ALL APPLICABLE PROVISIONS OF THE LEASE.

(C) COOPERATION / COORDINATION / TIME FRAMES.

SPACE PLAN. ALL PLANS AND DRAWINGS REQUIRED SHALL BE PREPARED IN ACCORDANCE WITH THE SCHEDULE INDICATED BELOW. LANDLORD'S ARCHITECT, IN CONSULTATION WITH LANDLORD'S ENGINEER(S), SHALL PREPARE DETAILED SPACE PLANS SUFFICIENT TO CONVEY THE ARCHITECTURAL DESIGN OF THE PREMISES (THE "SPACE PLAN"). THE SPACE PLAN SHALL BE PROMPTLY APPROVED AND SIGNED BY TENANT AND FORWARDED TO LANDLORD IN THE TIME AND MANNER HEREIN PROVIDED.

CRITICAL DELIVERY ITEMS. THE SPACE PLAN SHALL INCLUDE, WITHOUT LIMITATION, THE SPACE PLAN REQUIREMENTS REASONABLY DESIGNATED BY TENANT AFTER APPROPRIATE CONSULTATION WITH LANDLORD'S PROFESSIONALS, INCLUDING LANDLORD'S ARCHITECT AND CONTRACTOR. TENANT SHALL PREPARE AND DELIVER TO LANDLORD NO LATER THAN THE "SPACE PLAN DELIVERY DATE" (DEFINED BELOW) DETAILED INFORMATION WITH RESPECT TO THE FOLLOWING ITEMS ("CRITICAL DELIVERY ITEMS"), TOGETHER WITH TENANT'S AUTHORIZATION TO LANDLORD TO MAKE ALL NECESSARY PURCHASES, DELIVERY ARRANGEMENTS, ETC., RELATIVE TO SUCH ITEMS:

1. SPECIAL ELECTRICAL/DATA PROCESSING REQUIREMENTS--RAISED OR CELLULAR FLOORS, ELEVATORING, RAMPING AND FLOOR-TO-CEILING INTERIOR GLASS

2. HVAC REQUIREMENTS--SPECIAL DUCTWORK

3. SPECIAL SPRINKLER REQUIREMENTS AND SPRINKLER HEAD LOCATIONS

4. SPECIAL TELEPHONE/COMMUNICATION REQUIREMENTS

5. SPECIAL PLUMBING REQUIREMENTS--EXECUTIVE RESTROOMS, SINKS, KITCHENETTES

6. SPECIAL SECURITY REQUIREMENTS--STAIRS, ELEVATOR, FLOOR ENTRY

7. SPECIAL LIFE SAFETY REQUIREMENTS

8. SPECIAL ELEVATOR LOBBY DESIGN

9. BASE BUILDING STRUCTURE MODIFICATIONS, STAIRWELL AND SHAFT OPENINGS, ADDITIONAL FLOOR LOADING REQUIREMENTS, ETC.

10. ANY OTHER ITEM SIMILAR TO THE FOREGOING OR OTHERWISE REQUIRING SPECIAL ATTENTION OR PREPARATION OR INVOLVING MATERIAL WITH LONG LEAD-TIME FOR MANUFACTURING AND/OR DELIVERY.

WORKING DRAWINGS. BASED ON THE APPROVED SPACE PLAN, LANDLORD SHALL DELIVER TO TENANT THE FOLLOWING DRAWINGS: ELECTRICAL PLAN, REFLECTED CEILING PLAN, A FINISH PLAN AND ELEVATIONS ALONG WITH ANY INTERNAL OR EXTERNAL COMMUNICATIONS OR SPECIAL UTILITY FACILITIES WHICH WILL REQUIRE CONDUIT OR OTHER IMPROVEMENTS WITHIN COMMON AREAS. THE COST OF THESE PLANS SHALL BE PAID BY AND IN THE MANNER INDICATED ABOVE (INCLUDING APPLICATION FIRST OF THE ALLOWANCE, TO THE EXTENT OF THE ALLOWANCE). LANDLORD SHALL CAUSE LANDLORD'S ARCHITECT TO INCORPORATE TENANT'S DRAWINGS INTO A COMPLETE SET OF ARCHITECTURAL, ELECTRICAL, MECHANICAL, PLUMBING, LIFE SAFETY AND STRUCTURAL DRAWINGS AND SPECIFICATIONS (COLLECTIVELY, THE "WORKING DRAWINGS"). TENANT SHALL DELIVER TO LANDLORD WRITTEN APPROVAL OF THE WORKING DRAWINGS NO LATER THAN THE WORKING DRAWINGS APPROVAL DATE (AS SET FORTH BELOW) THEREBY ACKNOWLEDGING THAT THE WORKING DRAWINGS CORRECTLY DEPICT THE PROPER LAYOUT AND DESIGN FOR ANY AND ALL ADDITIONAL IMPROVEMENTS DESIRED BY TENANT FOR THE PREMISES. LANDLORD'S CONTRACTOR IN COOPERATION WITH THE LANDLORD'S ARCHITECT SHALL BE RESPONSIBLE FOR FILING, MONITORING AND OBTAINING THE PERMITS. LANDLORD'S WORKING DRAWINGS SHALL:

1. BE COMPATIBLE WITH THE BUILDING SHELL, WITH THE DESIGN, CONSTRUCTION AND EQUIPMENT OF THE BUILDING AND WITH THE BUILDING STANDARDS AND CRITERIA;

2. COMPLY WITH ALL APPLICABLE LAWS AND ORDINANCES, AND THE RULES AND REGULATIONS OF ALL GOVERNMENTAL AUTHORITIES HAVING JURISDICTION, INCLUDING ADA;

3. COMPLY WITH ALL APPLICABLE INSURANCE REGULATIONS; AND

4. INCLUDE LOCATIONS OF ALL IMPROVEMENTS INCLUDING COMPLETE DIMENSIONS.

CHANGES TO THE WORKING DRAWING. WITH RESPECT TO ANY CHANGES AFTER TENANT APPROVAL OF THE WORKING DRAWINGS, TENANT SHALL BE RESPONSIBLE FOR ALL COSTS RELATING THERETO BUT ONLY TO THE EXTENT NOT PAID FOR BY THE ALLOWANCE AS PROVIDED ABOVE [THAT IS, SUCH COSTS SHALL BE TREATED THE SAME AS OTHER COSTS REIMBURSABLE BY THE ALLOWANCE HEREUNDER], WHICH SHALL INCLUDE, WITHOUT LIMITATION, ALL ARCHITECTURAL AND ENGINEERING RE-DESIGN FEES AND EXPENSES, CONTRACTOR'S FEES, COST OF MATERIALS NO LONGER USABLE, COST OF NEW LABOR AND MATERIALS, COST RESULTING IN ANY DELAYS OR SCHEDULE ACCELERATION COSTS TO AVOID DELAYS INCURRED BY LANDLORD AS A RESULT OF SUCH CHANGES, AND AN ADMINISTRATIVE COST RECOVERY (ACR) OF FIFTEEN PERCENT (15%) OF ALL SUCH COSTS.

SCHEDULE OF DATES. THE SCHEDULE FROM INITIAL SPACE PLAN TO TENANT'S MOVE-IN AND/OR TENANT'S OCCUPANCY AND/OR OPERATION IN THE PREMISES SHALL PROCEED AS INDICATED BELOW AND EACH ACTION SHALL BE COMPLETED ON OR BEFORE THE DATE HEREIN SPECIFIED. WHERE DATES BELOW ARE NOT SPECIFIED, OR WHERE IN ACCORDANCE WITH ANY OTHER TERM OR PROVISION HEREOF, A DEADLINE OR OTHER DATE FOR PERFORMANCE, CONSENT, APPROVAL OR OTHER RESPONSE FROM TENANT OCCURS OR PASSES OR OTHERWISE LAPSES OR IS IGNORED WITHOUT APPROPRIATE AND TIMELY RESPONSE BY TENANT, THEN, THE PARTIES EXPRESSLY AGREE AS FOLLOWS: LANDLORD'S ARCHITECT, ACTING REASONABLY,
(I) SHALL DETERMINE THE DATES APPLICABLE BELOW, FILL THEM IN (OR MODIFY THEM) BELOW, AND LANDLORD SHALL PROVIDE TENANT WITH NOTICE OF SUCH DATES WHICH SHALL THEN BIND THE PARTIES AS IF SUCH DATES HAD BEEN INCLUDED BELOW FROM INCEPTION; AND (II) MAY AT TENANT'S EXPENSE ENGAGE IN THE ITEM OF LATE PERFORMANCE REQUIRED ON TENANT'S BEHALF, AND TENANT SHALL HOLD LANDLORD AND ITS ARCHITECT AND OTHER PROFESSIONALS HARMLESS FROM ANY CLAIM OR DISPUTE IN RESPECT THEREOF; AND (III) SHALL ASSUME AND MAY IRREVOCABLY RELY UPON THE LACK OF RESPONSE TO CONSTITUTE AN AFFIRMATIVE GRANT OF APPROVAL OR CONSENT, AS APPLICABLE AND TENANT SHALL HOLD LANDLORD AND ITS ARCHITECT AND OTHER PROFESSIONALS HARMLESS FROM ANY CLAIM OR DISPUTE IN RESPECT THEREOF:

ACTION                                  RESPONSE/TIMEFRAME            DUE DATE

(I)  TENANT DELIVERS TO                   __________, 1998
     LANDLORD THE INITIAL SPACE
     PLAN.

(II) Landlord delivers to                 10 business days
     Tenant written notice                after receipt of
     approving or disapproving the        Space Plan.
     initial Space Plan (the "SPACE
     PLAN DELIVERY DATE").

(III)Tenant delivers to Landlord, if      7 business days after
     necessary, comments,                 Space Plan Delivery Date.
     objections and requirements
     respecting redesign of Space
     Plan ("REDESIGN COMMENTS
     DATE").

(IV) Landlord delivers to                 7 business days
     Tenant redesigned Space Plan         after Redesign
     and written notice of final          Comments Date.
     approval of Space Plan
     ("SPACE PLAN REVISION DATE").

(V)  The Landlord's Architect             10 business days after
     delivers to Tenant and               Space Plan Revision Date
     Landlord the Working
     Drawings (the "WORKING
     DRAWINGS APPROVAL DATE".

(VI) Tenant delivers to                   7 business days after
     Landlord, if necessary,              Working Drawings Approval Date.
     comments, objections and
     requirements respecting
     redesigned Working Drawings
     ("WORKING DRAWINGS
     COMMENTS DATE").

(VII)Landlord delivers to                 10 business days after
     Tenant redesigned Working            Working Drawings Comments
     Drawings and written notice          Date.
     of final approval of Working
     Drawings ("WORKING
     DRAWINGS REVISION DATE").

(VIII)Landlord's Architect                Promptly as practicable.
     submits to proper entities the
     Working Drawings for permit.

(IX) Commencement of Constructuion        Immediately upon receipt
                                          of permit.

(X)  Scheduled Commencement Date          July 1, 1999

                   SCHEDULE OF DATES - ADDITIONAL PROVISIONS.

          ANY TIME EXPENDED RESPECTING REDESIGNING AND RE-APPROVAL SHALL ADD THE SAME NUMBER OF DAYS TO THE DATES ABOVE AS THE NUMBER OF DAYS SPENT ON REDESIGN AND RE- APPROVAL, SUBJECT, HOWEVER, TO ULTIMATE DEADLINES AS HEREIN ESTABLISHED (OR AS LANDLORD OR ITS ARCHITECT MAY, ACTING PROPERLY UNDER THESE TERMS AND PROVISIONS, SO ESTABLISH) AND SUBJECT TO THE EXPRESS PROVISIONS OF THE LEASE AT
SECTION 3.1 RESPECTING THE COMMENCEMENT OF RENT. "SUBSTANTIALLY COMPLETED" LANDLORD'S WORK AS DESCRIBED IN THE LEASE AT SECTION 2.1, SHALL MEAN THE DATE OF ISSUANCE OF A PERMANENT CERTIFICATE OF OCCUPANCY FOR THE SPACE IN QUESTION BY THE APPROPRIATE GOVERNMENTAL AUTHORITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IF LANDLORD SHALL BE DELAYED, HINDERED OR PREVENTED FROM TIMELY COMPLETING SAID WORK BY REASON OF ACTS OF GOD, STRIKES, LOCKOUTS, LABOR DISPUTES, INABILITY TO PRODUCE MATERIALS, FAILURE OF POWER, RESTRICTIVE GOVERNMENTAL LAWS OR REGULATIONS, RIOTS, INSURRECTIONS, WAR, OR OTHER CAUSES NOT WITHIN THE REASONABLE CONTROL OF LANDLORD (EXPRESSLY EXCEPTING THE FINANCIAL ABILITY OF LANDLORD TO PERFORM ITS OBLIGATIONS HEREUNDER), THEN THE PERIOD FOR COMPLETION OF SAID LANDLORD'S WORK SHALL BE EXTENDED FOR A PERIOD EQUIVALENT TO THE PERIOD OF SUCH DELAY AND NO SUCH DELAY SHALL BE DEEMED TO ACCELERATE THE FIRST DAY OF THE TERM OR THE FIRST DAY ON WHICH RENT COME DUE UNDER THE LEASE. LANDLORD SHALL ONLY BE OBLIGATED TO EXPEND UP TO THE ALLOWANCE AND ANY EXCESS COST SHALL BE THE SOLE RESPONSIBILITY OF TENANT. DELAYS IN LANDLORD'S PROCEEDING WITH WORK DUE TO TENANT'S FAULT, BREACH OR OTHER VIOLATION OF THE TERMS AND CONDITIONS HEREOF OR OF THE LEASE, INCLUDING DELAYS OCCASIONED BY TENANT'S FAILURE TO RESPOND TO INQUIRIES, FAILURE TO PROVIDE INFORMATION, FAILURE TO MAKE DECISIONS, FAILURE TO PAY MONEYS OWED, SHALL NOT GIVE RISE TO ANY RIGHT OF TENANT TO CLAIM AN ENTITLEMENT TO DELAY THE COMMENCEMENT DATE FROM THE DATE IT WOULD HAVE OCCURRED BUT FOR SUCH ACTS OR FAILURES BY TENANT; AND LANDLORD'S ARCHITECT, ACTING REASONABLY, SHALL DESIGNATE SUCH "DEEMED" COMPLETION DATE, WHICH SHALL CONTROL WHERE APPLICABLE FOR PURPOSES OF DETERMINING THE DATE ON WHICH RENTS AND THE TERM SHALL BE DEEMED TO COMMENCE.

          TENANT MAY ORDER CHANGES IN THE WORK AT ANY TIME PRIOR TO THE SPACE PLAN REVISION DATE. SHOULD TENANT ORDER CHANGES IN THE WORK AFTER THE SPACE PLAN REVISION DATE, TENANT SHALL ALSO PAY TO LANDLORD, NOTWITHSTANDING LANDLORD'S APPROVAL OF SUCH CHANGES (1) THE REASONABLE CHARGES FOR ADDITIONAL ARCHITECTURAL AND ENGINEERING TIME RESULTING FROM SUCH CHANGES, (2) ALL CHARGES INCURRED BY LANDLORD FOR ADDITIONAL OR OVERTIME LABOR IN ORDER TO COMPLETE CONSTRUCTION OF SUCH CHANGES AND THE WORK BY THE SCHEDULED COMMENCEMENT DATE, OR INCURRED BY LANDLORD AS A RESULT OF CHANGING THE TENANT CONSTRUCTION SCHEDULE AND (3) LANDLORD'S ACR. WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, TENANT SHALL NOT BE ENTITLED TO ORDER CHANGES TO THE WORKING DRAWINGS DURING THE SIXTY (60) DAY PERIOD IMMEDIATELY PRECEDING THE SCHEDULED COMMENCEMENT DATE OF THIS LEASE. SUCH ADDITIONAL RENT AND CHARGES SHALL BE PAID BY TENANT TO LANDLORD WITHIN TEN (10) DAYS AFTER RECEIPT BY TENANT OF LANDLORD'S INVOICE THEREFOR. NO DELAY IN WORK OCCASIONED BY SUCH CHANGES SHALL GIVE RISE TO A DELAY IN THE COMMENCEMENT DATE OF THIS LEASE.

          CONSTRUCTION OF THE IMPROVEMENTS WILL BE COMPLETED IN A GOOD AND WORKMANLIKE MANNER, AND IN ACCORDANCE WITH THE SPACE PLAN AND WORKING DRAWINGS (AS REVISED, IF APPLICABLE). LANDLORD SHALL PROMPTLY NOTIFY TENANT IN WRITING OF THE SUBSTANTIAL COMPLETION OF CONSTRUCTION OF THE IMPROVEMENTS.

          TENANT AGREES THAT IN THE EVENT TENANT SHALL (I) MAKE ANY CHANGES IN THE WORKING DRAWINGS OR WORK OR IMPROVEMENTS REQUIRED THEREBY (NOTWITHSTANDING LANDLORD'S APPROVAL OF SUCH CHANGES), OR (II) DIRECTLY OR INDIRECTLY THROUGH ANY PERSON, FIRM OR CORPORATION EMPLOYED BY TENANT, UNREASONABLY INTERFERE WITH OR DELAY THE WORK OF LANDLORD'S CONTRACTOR, OR (III) CAUSE ANY DELAY IN LANDLORD'S COMPLETION OF THE PREMISES THROUGH ANY FAULT OR NEGLIGENCE OF TENANT OR ITS AGENTS, THEREBY DELAYING LANDLORD'S TENDERING OF POSSESSION OF THE PREMISES, OR TENANT'S OCCUPANCY OF THE PREMISES, BEYOND THE DATE WHICH WOULD HAVE BEEN THE COMMENCEMENT DATE OF THIS LEASE BUT FOR SUCH CHANGES OR DELAYS, THEN TENANT SHALL COMMENCE PAYMENT OF ALL RENTALS PROVIDED FOR HEREIN ON THE DATE WHICH WOULD HAVE BEEN THE COMMENCEMENT DATE OF THIS LEASE, BUT FOR SUCH CHANGES OR DELAYS, AND SUCH DATE SHALL BE THE COMMENCEMENT DATE OF THIS LEASE FOR ALL PURPOSES.

          TENANT SHALL BE ENTITLED TO ENTER THE PREMISES FROM TIME TO TIME DURING THE COURSE OF CONSTRUCTION AS MAY BE REASONABLY NECESSARY FOR TENANT'S SPACE PLANNING OR INSPECTION PURPOSES, OR FOR THE INSTALLATION BY TENANT OF ITS FIXTURES OR EQUIPMENT PROVIDED (I) TENANT NOTIFIES LANDLORD IN ADVANCE OF SUCH PROPOSED ENTRY AND COORDINATES SUCH ENTRY SO AS TO BE ACCOMPANIED BY LANDLORD OR LANDLORD'S REPRESENTATIVE, (II) TENANT DOES NOT HINDER OR INTERFERE WITH CONSTRUCTION OF THE PREMISES OR THE ACTIVITIES OF LANDLORD'S CONTRACTORS, AND
(III) TENANT TAKES SUCH REASONABLE PROTECTIVE PRECAUTIONS OR MEASURES FOR LANDLORD AND/OR TENANT AS LANDLORD MAY REASONABLY REQUEST, GIVEN THE STAGE OF CONSTRUCTION AT THE TIME OF SUCH ENTRY, INCLUDING (IF APPROPRIATE) EXECUTION OF RELEASES FROM LIABILITY FOR LANDLORD OR LANDLORD'S CONTRACTORS FOR INJURIES SUSTAINED BY TENANT DURING SUCH ENTRY.

          AT ANY TIME AFTER SUBSTANTIAL COMPLETION OF THE CONSTRUCTION OF THE PREMISES AND PRIOR TO TENANT'S INSTALLATION OF ITS FIXTURES, EQUIPMENT AND FURNISHINGS IN THE PREMISES, TENANT MAY INSPECT THE PREMISES (WITH LANDLORD) AND FURNISH TO LANDLORD A "PUNCH LIST" OF ERRORS (IF ANY) AND OMISSIONS (IF ANY) IN THE CONSTRUCTION OF THE PREMISES KNOWN TO TENANT TO EXIST. ANY DISPUTES BETWEEN LANDLORD AND TENANT CONCERNING ANY PUNCH LIST ITEM NOT RESOLVED BY LANDLORD AND TENANT SHALL BE DECIDED BY THE ARCHITECT WHO PREPARED THE WORKING DRAWINGS, AND ANY SUCH DECISION SHALL BE BINDING ON LANDLORD AND TENANT. UPON RECEIPT OF THE PUNCH LIST, LANDLORD SHALL, AT LANDLORD'S COST AND EXPENSE (BUT SUBJECT TO PAYMENT FROM THE ALLOWANCE), PROMPTLY CORRECT (OR CAUSE THE CONTRACTOR TO CORRECT) SUCH ERRORS AND OMISSIONS, BUT SUCH AGREEMENTS OF LANDLORD SHALL NOT RELIEVE OR RELEASE TENANT FROM ANY OF ITS PAYMENT OBLIGATIONS SET FORTH HEREIN AND IN THE LEASE. A FAILURE BY TENANT TO INCLUDE ON THE PUNCH LIST ANY ERROR OR OMISSION REASONABLY APPARENT UPON REASONABLE INSPECTION AND INQUIRY SHALL CONSTITUTE A WAIVER AND RELEASE BY TENANT OF ANY CLAIM OR CAUSE OF ACTION FOR DAMAGES FROM LANDLORD RESULTING FROM SUCH ERROR OR OMISSION. THE EXISTENCE OF THE PUNCH LIST (AND COMPLETION OF THE ITEMS LISTED THEREON) SHALL NOT DELAY COMMENCEMENT OF THE TERM OF THIS LEASE NOR AFFECT TENANT'S OBLIGATION TO OCCUPY THE PREMISES AND TO PAY RENTALS IN ACCORDANCE WITH THE PROVISIONS OF THIS LEASE. NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, LANDLORD SHALL BE RESPONSIBLE TO CORRECT ANY LATENT DEFECTS IN LANDLORD'S WORK; PROVIDED, HOWEVER, THAT TENANT NOTIFIES LANDLORD OF SUCH LATENT DEFECTS WITHIN SIX (6) MONTHS AFTER TENANT DISCOVERS SAME.

          WHERE ANY PORTION OF WORK OR INSTALLATION ARE TO BE PERFORMED BY TENANT, TENANT MAY EMPLOY ITS OWN CONTRACTOR, SUBJECT OTHERWISE TO THE PROVISIONS OF SECTION 6.2 OF THE LEASE; PROVIDED SUCH TENANT-CONTRACTOR SHALL BE SUBJECT TO LANDLORD'S ADVANCE REASONABLE APPROVAL (SUCH APPROVAL SHALL NOT UNREASONABLY BE WITHHELD, DELAYED, REFUSED OR DENIED), AND SUCH
TENANT-CONTRACTOR SHALL BE LICENSED AND BONDED AND SHALL MEET LANDLORD'S REASONABLE INSURANCE REQUIREMENTS.

                                    EXHIBIT C

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
               LEASE REFERENCE DATE OF SEPTEMBER 17, 1998 BETWEEN
             KEYSTONE-MIAMI PROPERTY HOLDING CORP., AS LANDLORD AND
              TIGER DIRECT, INC., A DELAWARE CORPORATION, AS TENANT

                              RULES AND REGULATIONS

1. NO SIGN, PLACARD, PICTURE, ADVERTISEMENT, NAME OR NOTICE SHALL BE INSTALLED OR DISPLAYED ON ANY PART OF THE OUTSIDE OR INSIDE OF THE BUILDING WITHOUT THE PRIOR WRITTEN CONSENT OF THE LANDLORD. LANDLORD SHALL HAVE THE RIGHT TO REMOVE, AT TENANT'S EXPENSE AND WITHOUT NOTICE, ANY SIGN INSTALLED OR DISPLAYED IN VIOLATION OF THIS RULE. ALL APPROVED SIGNS OR LETTERING ON DOORS AND WALLS SHALL BE PRINTED, PAINTED, AFFIXED OR INSCRIBED AT THE EXPENSE OF TENANT BY A PERSON OR VENDOR CHOSEN BY LANDLORD. IN ADDITION, LANDLORD RESERVES THE RIGHT TO CHANGE FROM TIME TO TIME THE FORMAT OF THE SIGNS OR LETTERING AND TO REQUIRE PREVIOUSLY APPROVED SIGNS OR LETTERING TO BE APPROPRIATELY ALTERED.

2. IF LANDLORD OBJECTS IN WRITING TO ANY CURTAINS, BLINDS, SHADES OR SCREENS ATTACHED TO OR HUNG IN OR USED IN CONNECTION WITH ANY WINDOW OR DOOR OF THE PREMISES, TENANT SHALL IMMEDIATELY DISCONTINUE SUCH USE. NO AWNING SHALL BE PERMITTED ON ANY PART OF THE PREMISES. TENANT SHALL NOT PLACE ANYTHING OR ALLOW ANYTHING TO BE PLACED AGAINST OR NEAR ANY GLASS PARTITIONS OR DOORS OR WINDOWS WHICH MAY APPEAR UNSIGHTLY, IN THE OPINION OF LANDLORD, FROM OUTSIDE THE PREMISES.

3. TENANT SHALL NOT OBSTRUCT ANY SIDEWALKS, HALLS, PASSAGES, EXITS, ENTRANCES, ELEVATORS, ESCALATORS OR STAIRWAYS OF THE BUILDING. THE HALLS, PASSAGES, EXITS, ENTRANCES, SHOPPING MALLS, ELEVATORS, ESCALATORS AND STAIRWAYS ARE NOT FOR THE GENERAL PUBLIC, AND LANDLORD SHALL IN ALL CASES RETAIN THE RIGHT TO CONTROL AND PREVENT ACCESS TO THE BUILDING OF ALL PERSONS WHOSE PRESENCE IN THE JUDGMENT OF LANDLORD WOULD BE PREJUDICIAL TO THE SAFETY, CHARACTER, REPUTATION AND INTERESTS OF THE BUILDING AND ITS TENANTS PROVIDED THAT NOTHING CONTAINED IN THIS RULE SHALL BE CONSTRUED TO PREVENT SUCH ACCESS TO PERSONS WITH WHOM ANY TENANT NORMALLY DEALS IN THE ORDINARY COURSE OF ITS BUSINESS, UNLESS SUCH PERSONS ARE ENGAGED IN ILLEGAL ACTIVITIES. NO TENANT AND NO EMPLOYEE OR INVITEE OF ANY TENANT SHALL GO UPON THE ROOF OF THE BUILDING.

4. THE DIRECTORY OF THE BUILDING WILL BE PROVIDED EXCLUSIVELY FOR THE DISPLAY OF THE NAME AND LOCATION OF TENANTS ONLY AND LANDLORD RESERVES THE RIGHT TO EXCLUDE ANY OTHER NAMES THEREFROM.

5. ALL CLEANING AND JANITORIAL SERVICES FOR THE BUILDING SHALL BE PROVIDED EXCLUSIVELY THROUGH LANDLORD, AT TENANT'S COST AND EXPENSE. TENANT SHALL NOT CAUSE ANY UNNECESSARY LABOR BY CARELESSNESS OR INDIFFERENCE TO THE GOOD ORDER AND CLEANLINESS OF THE PREMISES. LANDLORD SHALL NOT IN ANY WAY BE RESPONSIBLE TO ANY TENANT FOR ANY LOSS OF PROPERTY ON THE PREMISES, HOWEVER OCCURRING, OR FOR ANY DAMAGE TO ANY TENANT'S PROPERTY BY THE JANITOR OR ANY OTHER EMPLOYEE OR ANY OTHER PERSON.

6. LANDLORD WILL FURNISH TENANT FREE OF CHARGE WITH TWO KEYS TO EACH DOOR IN THE PREMISES. LANDLORD MAY MAKE A REASONABLE CHARGE FOR ANY ADDITIONAL KEYS, AND TENANT SHALL NOT MAKE OR HAVE MADE ADDITIONAL KEYS, AND TENANT SHALL NOT ALTER ANY LOCK OR INSTALL A NEW OR ADDITIONAL LOCK OR BOLT ON ANY DOOR OF ITS PREMISES. TENANT, UPON THE TERMINATION OF ITS TENANCY, SHALL DELIVER TO LANDLORD THE KEYS OF ALL DOORS WHICH HAVE BEEN FURNISHED TO TENANT, AND IN THE EVENT OF LOSS OF ANY KEYS SO FURNISHED, SHALL PAY LANDLORD THEREFOR.

7. IF TENANT REQUIRES TELEGRAPHIC, TELEPHONIC, BURGLAR ALARM OR SIMILAR SERVICES, IT SHALL FIRST OBTAIN, AND COMPLY WITH, LANDLORD'S INSTRUCTIONS IN THEIR INSTALLATION.

8. NO EQUIPMENT, MATERIALS, FURNITURE, PACKAGES, SUPPLIES, MERCHANDISE OR OTHER PROPERTY WILL BE RECEIVED IN THE BUILDING OR CARRIED IN THE ELEVATORS EXCEPT BETWEEN SUCH HOURS AND IN SUCH ELEVATORS AS MAY BE DESIGNATED BY LANDLORD.

9. TENANT SHALL NOT PLACE A LOAD UPON ANY FLOOR WHICH EXCEEDS THE LOAD PER SQUARE FOOT WHICH SUCH FLOOR WAS DESIGNED TO CARRY AND WHICH IS ALLOWED BY LAW. LANDLORD SHALL HAVE THE RIGHT TO PRESCRIBE THE WEIGHT, SIZE AND POSITION TO ALL EQUIPMENT, MATERIALS, FURNITURE OR OTHER PROPERTY BROUGHT INTO THE BUILDING. HEAVY OBJECTS SHALL, STAND ON SUCH PLATFORMS AS DETERMINED BY LANDLORD TO BE NECESSARY TO PROPERLY DISTRIBUTE THE WEIGHT. BUSINESS MACHINES AND MECHANICAL EQUIPMENT BELONGING TO TENANT WHICH CAUSE NOISE OR VIBRATION THAT MAY BE TRANSMITTED TO THE STRUCTURE OF THE BUILDING OR TO ANY SPACE IN THE BUILDING TO SUCH A DEGREE AS TO BE OBJECTIONABLE TO LANDLORD OR TO ANY TENANTS SHALL BE PLACED AND MAINTAINED BY TENANT, AT TENANT'S EXPENSE, ON VIBRATION ELIMINATORS OR OTHER DEVICES SUFFICIENT TO ELIMINATE NOISE OR VIBRATION. THE PERSONS EMPLOYED TO MOVE SUCH EQUIPMENT IN OR OUT OF THE BUILDING MUST BE ACCEPTABLE TO LANDLORD. LANDLORD WILL NOT BE RESPONSIBLE FOR LOSS OF, OR DAMAGE TO, ANY SUCH EQUIPMENT OR OTHER PROPERTY FROM ANY CAUSE, AND ALL DAMAGE DONE TO THE BUILDING BY MAINTAINING OR MOVING SUCH EQUIPMENT OR OTHER PROPERTY SHALL BE REPAIRED AT THE EXPENSE OF TENANT.

10. TENANT SHALL NOT USE ANY METHOD OF HEATING OR AIR CONDITIONING OTHER THAN THAT SUPPLIED BY LANDLORD. TENANT SHALL NOT WASTE ELECTRICITY, WATER OR AIR CONDITIONING. TENANT SHALL KEEP CORRIDOR DOORS CLOSED.

11. LANDLORD RESERVES THE RIGHT TO EXCLUDE FROM THE BUILDING BETWEEN THE HOURS OF 6 P.M. AND 7 A.M. THE FOLLOWING DAY, OR SUCH OTHER HOURS AS MAY BE ESTABLISHED FROM TIME TO TIME BY LANDLORD, AND ON SUNDAYS AND LEGAL HOLIDAYS ANY PERSON UNLESS THAT PERSON IS KNOWN TO THE PERSON OR EMPLOYEE IN CHARGE OF THE BUILDING AND HAS A PASS OR IS PROPERLY IDENTIFIED. TENANT SHALL BE RESPONSIBLE FOR ALL PERSONS FOR WHOM IT REQUESTS PASSES AND SHALL BE LIABLE TO LANDLORD FOR ALL ACTS OF SUCH PERSONS. LANDLORD SHALL NOT BE LIABLE FOR DAMAGES FOR ANY ERROR WITH REGARD TO THE ADMISSION TO OR EXCLUSION FROM THE BUILDING OF ANY PERSON.

12. TENANT SHALL CLOSE AND LOCK THE DOORS OF ITS PREMISES AND ENTIRELY SHUT OFF ALL WATER FAUCETS OR OTHER WATER APPARATUS AND ELECTRICITY, GAS OR AIR OUTLETS BEFORE TENANT AND ITS EMPLOYEES LEAVE THE PREMISES. TENANT SHALL BE RESPONSIBLE FOR ANY DAMAGE OR INJURIES SUSTAINED BY OTHER TENANTS OR OCCUPANTS OF THE BUILDING OR BY LANDLORD FOR NONCOMPLIANCE WITH THIS RULE.

13. THE TOILET ROOMS, TOILETS, URINALS, WASH BOWLS AND OTHER APPARATUS SHALL NOT BE USED FOR ANY PURPOSE OTHER THAN THAT FOR WHICH THEY WERE CONSTRUCTED, NO FOREIGN SUBSTANCE OF ANY KIND WHATSOEVER SHALL BE THROWN INTO ANY OF THEM, AND THE EXPENSE OF ANY BREAKAGE, STOPPAGE OR DAMAGE RESULTING FROM THE VIOLATION OF THIS RULE SHALL BE BORNE BY THE TENANT WHO, OR WHOSE EMPLOYEES OR INVITEES, SHALL HAVE CAUSED IT.

14. TENANT SHALL NOT INSTALL ANY RADIO OR TELEVISION ANTENNA, SATELLITE DISH (SUBJECT HOWEVER TO ANY CONTRARY PROVISIONS EXPRESSLY SET FORTH IN THE LEASE OR THE RIDER), LOUDSPEAKER OR OTHER DEVICE ON THE ROOF OR EXTERIOR WALLS OF THE BUILDING. TENANT SHALL NOT INTERFERE WITH RADIO OR TELEVISION BROADCASTING OR RECEPTION FROM OR IN THE BUILDING OR ELSEWHERE.

15. EXCEPT AS APPROVED BY LANDLORD, TENANT SHALL NOT MARK, DRIVE NAILS, SCREW OR DRILL INTO THE PARTITIONS, WOODWORK OR PLASTER OR IN ANY WAY DEFACE THE PREMISES. TENANT SHALL NOT CUT OR BORE HOLES FOR WIRES. TENANT SHALL NOT AFFIX ANY FLOOR COVERING TO THE FLOOR OF THE PREMISES IN ANY MANNER EXCEPT AS APPROVED BY LANDLORD. TENANT SHALL REPAIR ANY DAMAGE RESULTING FROM NONCOMPLIANCE WITH THIS RULE.

16. TENANT SHALL NOT INSTALL, MAINTAIN OR OPERATE UPON THE PREMISES ANY VENDING MACHINE.

17. TENANT SHALL STORE ALL ITS TRASH AND GARBAGE WITHIN ITS PREMISES. TENANT SHALL NOT PLACE IN ANY TRASH BOX OR RECEPTACLE ANY MATERIAL WHICH CANNOT BE DISPOSED OF IN THE ORDINARY AND CUSTOMARY MANNER OF TRASH AND GARBAGE DISPOSAL. ALL GARBAGE AND REFUSE DISPOSAL SHALL BE MADE IN ACCORDANCE WITH DIRECTIONS ISSUED FROM TIME TO TIME BY LANDLORD. NOTWITHSTANDING THE FOREGOING, LANDLORD SHALL PROVIDE A TRASH DUMPSTER AT LANDLORD'S EXPENSE, IN THE COMMON AREAS, IN A LOCATION SELECTED BY LANDLORD IN ITS SOLE DISCRETION BUT TAKING INTO ACCOUNT WHERE POSSIBLE THE NEED TO PLACE SAME WITHIN REASONABLE PROXIMITY OF THE PREMISES, WHICH DUMPSTER SHALL BE MADE AVAILABLE FOR TENANT'S USE FOR THE DISPOSAL ONLY OF ORDINARY "STANDARD" OFFICE TRASH AND WASTE, SUBJECT OTHERWISE TO THE TERMS AND CONDITIONS OF THE LEASE. THE COST OF THE OPERATION AND MAINTENANCE OF THE DUMPSTER (INCLUDING THE COST OF ITS INCLUSION AMONG ALL DUMPSTERS "SERVICED" (EMPTIED) BY LANDLORD OR ITS AGENTS OR CONTRACTORS), SHALL BE INCLUDED AMONG THE DIRECT EXPENSES.

18. NO COOKING SHALL BE DONE OR PERMITTED BY ANY TENANT ON THE PREMISES, EXCEPT BY THE TENANT OF UNDERWRITERS' LABORATORY APPROVED MICROWAVE OVEN OR EQUIPMENT FOR BREWING COFFEE, TEA, HOT CHOCOLATE AND SIMILAR BEVERAGES SHALL BE PERMITTED PROVIDED THAT SUCH EQUIPMENT AND USE IS IN ACCORDANCE WITH ALL APPLICABLE FEDERAL, STATE AND CITY LAWS, CODES, ORDINANCES, RULES AND REGULATIONS.

19. TENANT SHALL NOT USE IN ANY SPACE OR IN THE PUBLIC HALLS OF THE BUILDING ANY HAND TRUCKS EXCEPT THOSE EQUIPPED WITH THE RUBBER TIRES AND SIDE GUARDS OR SUCH OTHER MATERIAL-HANDLING EQUIPMENT AS LANDLORD MAY APPROVE. TENANT SHALL NOT BRING ANY OTHER VEHICLES OF ANY KIND INTO THE BUILDING.

20. TENANT SHALL NOT USE THE NAME OF THE BUILDING IN CONNECTION WITH OR IN PROMOTING OR ADVERTISING THE BUSINESS OF TENANT EXCEPT AS TENANT'S ADDRESS.

21. THE REQUIREMENTS OF TENANT WILL BE ATTENDED TO ONLY UPON APPROPRIATE APPLICATION TO THE OFFICE OF THE BUILDING BY AN AUTHORIZED INDIVIDUAL. EMPLOYEES OF LANDLORD SHALL NOT PERFORM ANY WORK OR DO ANYTHING OUTSIDE OF THEIR REGULAR DUTIES UNLESS UNDER SPECIAL INSTRUCTION FORM LANDLORD, AND NO EMPLOYEE OF LANDLORD WILL ADMIT ANY PERSON (TENANT OR OTHERWISE) TO ANY OFFICE WITHOUT SPECIFIC INSTRUCTIONS FROM LANDLORD.

22. LANDLORD MAY WAIVE ANY ONE OR MORE OF THESE RULES AND REGULATIONS FOR THE BENEFIT OF ANY PARTICULAR TENANT OR TENANTS, BUT NO SUCH WAIVER BY LANDLORD SHALL BE CONSTRUED AS A WAIVER OF SUCH RULES AND REGULATIONS IN FAVOR OF ANY OTHER TENANT OR TENANTS, NOR PREVENT LANDLORD FROM THEREAFTER ENFORCING ANY SUCH RULES AND REGULATIONS AGAINST ANY OR ALL OF THE TENANTS OF THE BUILDING.

23. THESE RULES AND REGULATIONS ARE IN ADDITION TO, AND SHALL NOT BE CONSTRUED TO IN ANY WAY MODIFY OR AMEND, IN WHOLE OR IN PART, THE TERMS, COVENANTS, AGREEMENTS AND CONDITIONS OF ANY LEASE OF PREMISES IN THE BUILDING.

24. LANDLORD RESERVES THE RIGHT TO MAKE SUCH OTHER AND REASONABLE RULES AND REGULATIONS AS IN ITS JUDGMENT MAY FROM TIME TO TIME BE NEEDED FOR SAFETY AND SECURITY, FOR CARE AND CLEANLINESS OF THE BUILDING AND FOR THE PRESERVATION OF GOOD ORDER IN AND ABOUT THE BUILDING. TENANT AGREES TO ABIDE BY ALL SUCH RULES AND REGULATIONS IN THIS EXHIBIT C STATED AND ANY ADDITIONAL RULES AND REGULATIONS WHICH ARE ADOPTED.

25. TENANT SHALL BE RESPONSIBLE FOR THE OBSERVANCE OF ALL OF THE FOREGOING RULES BY TENANT'S EMPLOYEES, AGENTS, CLIENTS, CUSTOMERS, INVITEES AND GUESTS.

26. LANDLORD AGREES THAT IT SHALL NOT ENFORCE AGAINST TENANT ANY SUCH RULES AND REGULATIONS NOTED ON THIS EXHIBIT UNLESS THE SAME ARE REASONABLE AND UNIFORMLY ENFORCED AGAINST OTHER TENANTS, AS APPLICABLE. NO SUCH RULE OR REGULATION SHALL MATERIALLY INCREASE TENANT'S PERIODIC MONETARY CHARGES DUE UNDER THIS LEASE. IN CONNECTION WITH THE OPERATION OR ENFORCEMENT OF THE FOREGOING RULES AND REGULATIONS, LANDLORD AGREES TO EXERCISE COMMERCIALLY REASONABLE EFFORTS TO MINIMIZE INTERFERENCE WITH THE ONGOING OPERATION OF BUSINESS IN THE PREMISES FOR THE PERMITTED USES, AS PRACTICABLE UNDER THE CIRCUMSTANCES.

                                   LEASE RIDER

Notwithstanding anything contained in the Lease (the "ORIGINAL LEASE") to and of which this Rider ("RIDER") is attached and made a part, the provisions of this Rider shall be paramount and controlling. All terms used in this Rider shall have the meanings ascribed to them in the Original Lease, unless the context clearly otherwise requires. The Original Lease, together with this Rider, may be collectively referred to herein as "THIS LEASE".

R-1     EXISTING TENANT / COMMENCEMENT DATE DELAY / DELAY RENT CREDIT:

        Landlord and Tenant understand and acknowledge that the Premises are currently subject to that certain lease (the "EXISTING LEASE") respecting the Premises by and between Landlord and that certain tenant doing business as "Santa Cruz" (the "EXISTING TENANT"), which pursuant to the terms thereof, requires or will require the Existing Tenant to vacate and surrender the Premises on or before the date on which Landlord is required hereunder to deliver possession of the Premises to Tenant, and Landlord and Tenant agree that Landlord shall in no event have any liability whatsoever to Tenant for any delay or refusal of Existing Tenant to timely and properly vacate and surrender the Premises. Landlord shall have the sole and exclusive right to any and all damages, including without limitation, holdover rent, suffered or otherwise incurred as a result of the failure by Existing Tenant to so vacate and surrender the Premises. In the event Existing Tenant has not so vacated and surrendered the Premises by September 1, 1999, then, as and for Tenant's sole and exclusive remedy (other than the right of termination, subject to the terms and conditions relating thereto, as set forth in Section 2.2 of the Lease), Tenant shall be granted an Annual Rent credit in the amount of twice the amount of Annual Rent (computed on a daily prorated basis) otherwise due for each day thereafter until Landlord tenders possession in accordance with the terms and conditions of the Lease, including Section 2.1, PROVIDED that any portion of such delay caused by Tenant's breach or violation of the Lease, or Tenant's failure to timely and properly respond to Landlord, provide information, drawings or other sketches, give approvals, or otherwise make determinations and selections, shall not be deemed a delayed day for which such Annual Rent (daily) credit accrues (herein, the "DELAY RENT CREDIT").

        In addition, irrespective of the date on which the Existing Tenant vacates and surrenders the Premises, if Landlord has not tendered possession of the Premises in accordance with the terms and conditions of the Lease as aforesaid, on or before September 1, 1999, then, as and for Tenant's sole and exclusive remedy (other than the right of termination, subject to the terms and conditions relating thereto, as set forth in Section 2.2 of the Lease), Tenant shall be granted the Delay Rent Credit noted above (subject to the same proviso noted above respecting Tenant-caused delay) respecting each day after September 1, 1999 until Landlord so tenders possession.

        In case of an accrued Delay Rent Credit, the parties agree that same shall be enjoyed by Tenant only in the following manner: upon Landlord's tender of possession of the Premises as herein noted, the accumulated Delay Rent Credit shall be credited, day for day, against the Annual Rent otherwise due under the terms of the Lease (attributable to each such day), until the Delay Rent Credit is so exhausted, at which time Tenant shall commence to pay its Annual Rent installments in the time and manner required in the Lease. Notwithstanding the occurrence of days on which Delay Rent Credit is being enjoyed in accordance herewith, Tenant nonetheless shall pay any other charges or items of rent or Additional Rent otherwise payable under the Lease, in the time and manner required, subject to the terms and conditions of the Lease.

R-2 PREMISES, LOBBY, STORAGE AREA: The parties acknowledge that the Premises are initially comprised of four (4) areas: (i) the premises on the second (2nd) floor of the Building and known as Suite 35, as indicated on EXHIBIT A, containing approximately 63,882 square feet of rentable area, subject to adjustment as provided in Article 30 of the Original Lease, and (ii) the Lobby, containing approximately 2,000 square feet, as outlined on EXHIBIT A (or attachment(s) thereto), (iii) the former "driver's license" space and known as Suite 33C, as indicated on EXHIBIT A, containing approximately 3,000 square feet of rentable area, and (iv) the Storage Area, containing approximately 2,000 square feet of non-air-conditioned storage space as outlined on EXHIBIT A (or attachment(s) thereto).

R-3 RENTS: Annual Rent shall be due in the time and manner set forth in this Lease and shall be comprised of the Annual Rent due (i) for the Premises (excluding the Lobby and the Storage Area), plus (ii) for the Storage Area, plus (iii) in respect of any "Expansion Area" hereafter defined, plus (iv) in respect of any additional space arising by reason of the application of Tenant's "First Right of Notice" by Tenant's "Election" as described below.

        The Annual Rent due during the Term in respect of Suites 35 and 33C of the PREMISES (that is, the Premises but excluding the Lobby and excluding the Storage Area) shall be as follows, together with all sales tax thereon:

                                                         MONTHLY INSTALLMENT OF
PERIOD DURING                        ANNUAL RENT               ANNUAL RENT
INITIAL TERM                        $'S PER ANNUM             $'S PER MONTH

Commencement Date through the
conclusion of the sixth (6th)
month thereafter                      401,292.00                 33,441.00

Seventh (7th) month after the
Commencement Date through the
conclusion of the sixty-sixth
(66th) month after the
Commencement Date                     802,584.00                 66,882.00

Sixty seventh (67th) month after
the Commencement Date through the
conclusion of the one hundred
twenty sixth (126th) month after
the Commencement Date                 902,907.00                 75,242.25

The Annual Rent due during the Term in respect of the STORAGE AREA only shall be as follows, together with all sales tax thereon:

                                                         MONTHLY INSTALLMENT OF
PERIOD DURING                        ANNUAL RENT               ANNUAL RENT
INITIAL TERM                        $'S PER ANNUM             $'S PER MONTH

Commencement Date through
the conclusion of the
sixtieth (60th) month thereafter       10,000.00                    833.33

Sixty-first month after the
Commencement Date through the
Termination Date of the
Initial Term                           11,500.00                    958.33

No Annual Rent is deemed attributable to the Lobby.

R-4 DIRECT EXPENSES, TAXES - CONTROL: Tenant's Proportionate Share of the excess Direct Expenses [whether or not a particular item of Direct Expense might otherwise be deemed a "controllable expense"], including utilities and property insurance, and Tenant's Proportionate Share of excess Taxes, all otherwise payable in full by Tenant pursuant to the Lease, including Article 4 thereof, are herein collectively referred to as "EXCESS EXPENSES". Landlord agrees that Excess Expenses shall not increase IN THE AGGREGATE by more than five and one-half (5 1/2%) percent per annum, from one year to the next ("CONTROL"). The foregoing Control shall apply to Excess Expenses otherwise payable in the year 2001 and each year thereafter. The Lease, including Sections 4.1 and
        13.1 of the Original Lease, is hereby clarified to provide that janitorial services [and electric, water and sewer utilities, as well as telephone and other Tenant-specific services and utilities] within the Premises do not comprise a portion of the Base Year Direct Expenses but instead are separately obtained and payable in full by Tenant.

R-5     OPTIONS TO RENEW:

           (A) FIRST OPTION TERM - Provided Tenant is not in default or violation of any of the terms and conditions of the Lease at the time of exercise or commencement of the following described option, Tenant is granted the option to extend the term of the Lease for one (1) additional period of five (5) years (the "FIRST OPTION TERM"), commencing upon the Termination Date of the initial Term of the Lease (the "INITIAL TERM"), upon the following terms and conditions. The Tenant shall deliver written notice of its intent to exercise this option to Landlord no later than one-hundred eighty (180) days prior to the expiration of the Initial Term. Subject to the conditions herein expressed, delivery of the written notice of the intent to exercise the option shall irrevocably commit the Tenant to the First Option Term. The First Option Term shall be subject to all the terms, covenants and provisions of the Lease, except as modified by this R-5 (but no options shall be reimposed). If Tenant does not so exercise said option in the time and manner herein provided, time being strictly of the essence, any and all of Tenant's option rights for the First Option Term and Second Option Term (hereinafter defined) shall be deemed waived. The constant Annual Rent for each year of the First Option Term shall be equal to $991,448.64 per annum, $82,620.72 per month, together with all sales tax thereon. The Base Year shall be deemed changed to the year in which the first day of the First Option Term occurs [such Base Year shall remain the same throughout the remainder of such First Option Term]. At the commencement of the First Option Term, Landlord shall at its expense (i) install new carpeting to equal or better quality as when first installed at inception of this Lease and (ii) repaint to equal or better quality as when first painted at inception of this Lease, in both cases within all of the then existing Premises (other than the Lobby and other than the Storage Area and other than any other area in respect of which no or reduced Annual Rent is attributable), such work to proceed in accordance with the terms and conditions of this Lease. In addition, the Annual Rent attributable to the Storage Area for each 12-month period during the First Option Term shall be $13,225.00 PER ANNUM, payable in monthly installments of $1,102.08 PER MONTH, plus all applicable sales tax thereon.

           (B) SECOND OPTION TERM - Provided Tenant is not in default or violation of any of the terms and conditions of the Lease at the time of exercise or commencement of the following described option, Tenant is granted the option to extend the term of the Lease for one (1) additional period of five (5) years (the "SECOND OPTION TERM"), commencing upon the expiration of the First Option Term, upon the following terms and conditions [the First Option Term and the Second Option Term may be collectively referred to as the "OPTION TERMS"]. The Tenant shall deliver written notice of its intent to exercise this option to Landlord no later than one-hundred eighty (180) days prior to the expiration of the First Option Term. Subject to the conditions herein expressed, delivery of the written notice of the intent to exercise the option shall irrevocably commit the Tenant to the Second Option Term. The Second Option Term shall be subject to all the terms, covenants and provisions of this Lease, except as modified by this R-5 (but no options shall be reimposed). If Tenant does not so exercise said Option in the time and manner herein provided, time being strictly of the essence, any and all of Tenant's option rights for the Second Option Term shall be deemed waived. The constant Annual Rent for each year of the Second Option Term shall be at the greater of (x) one and one-half (1 1/2%) percent over the Annual Rent payable during the last twelve
        (12) month period immediately preceding the conclusion of the First Option Term and (y) "market rate" for similar space in the Building as determined by "Baseball Arbitration" as each is described below. Time shall be of the essence with respect to Tenant's exercise of the option to extend for the Second Option Term. The Base Year shall be deemed changed to the year in which the first day of the Second Option Term occurs [such Base Year shall remain the same throughout the remainder of such Second Option Term]. In addition, the Annual Rent attributable to the Storage Area for each 12-month period during the Second Option Term shall be $15,208.75 PER ANNUM, payable in monthly installments of $1,267.40 PER MONTH, plus all applicable sales tax thereon.

           (C) BASEBALL ARBITRATION - Where the greater value described above in subparagraph (B) [as between (x) and (y)] is the value determined through Baseball Arbitration:

               (a) Annual Rent during the Second Option Term shall be at the then existing market rental rate (as hereinafter defined) as of the first day of the Second Option Term.

               (b) Within ten (10) business days after Tenant has exercised its option for the Second Option Term, Landlord and Tenant shall each in writing present to the other party their respective determinations of market rental rate for the Premises for the Second Option Term (the "LANDLORD'S OFFER" and "TENANT'S OFFER", respectively).

               (c) If said market rates for Annual Rent determined by the lower of the two (2) Offers respecting market rates for Annual Rent is less than ten percent (10%) below the higher, then such market rates for Annual Rent shall be determined by averaging the two (2) Offers respecting Annual Rent.

               (d) If the difference between the lower of the two (2) Offers is 10% or more than ten percent (10%) below the higher, then such market rates shall be determined by "BASEBALL ARBITRATION" (as hereinafter defined), in accordance with the procedure set forth below.

               (e) Baseball Arbitration shall proceed in accordance with the following procedures:

                   (1) Within twenty (20) business days after Tenant has exercised its option for the Second Option Term, Landlord and Tenant shall each select an arbitrator ("LANDLORD'S ARBITRATOR" and "TENANT'S ARBITRATOR", respectively), who shall each be a qualified and impartial person licensed in the State of Florida as an MAI appraiser with at least ten (10) years of experience in appraising the type of matters for which they are called on to appraise hereunder in the greater Miami area and whose fees and costs shall each be paid by the respective party appointing such Arbitrator.

                   (2) Landlord's Arbitrator and Tenant's Arbitrator shall name a third arbitrator, similarly qualified, within ten (10) days after the appointment of Landlord's Arbitrator and Tenant's Arbitrator.

                   (3) Said third arbitrator shall, after due consideration of the factors to be taken into account under the definition of market rate set forth below and hearing whatever evidence the arbitrator deems appropriate from Landlord, Tenant and others, and obtaining any other information the arbitrator deems necessary, in good faith, make its own determination of the market rate for the Premises as of the commencement of the Second Option Term for a term equal to the duration of the Second Option Term (the "ARBITRATOR'S INITIAL DETERMINATION") and thereafter said third arbitrator shall select either Landlord's Offer or Tenant's Offer, but no other, whichever is closest to the Arbitrator's Initial Determination (the Offer so selected is herein referred to as "ARBITRATOR'S FINAL DETERMINATION") such determinations to be made within thirty (30) days after the appointment of the third arbitrator. The arbitrator's Initial Determination and Final Determination and the market information upon which each such determination was based shall be in writing and counterparts thereof shall be delivered to Landlord and Tenant within said thirty (30) day period.

                   (4) The arbitrator shall have no right or ability to determine the market rate in any other manner. The Arbitrator's Final Determination once properly made as herein provided and announced in writing to Landlord and Tenant, shall be binding upon the parties hereto.

                   (5) The costs and fees of the third arbitrator shall be paid by Tenant if the Arbitrator's Final Determination shall be Landlord's Offer or by Landlord if the arbitrator's Final Determination shall be Tenant's Offer.

                   (6) If Tenant fails to appoint Tenant's Arbitrator in the manner and within the time specified above, then the market rental rate shall be at the rate set forth in Landlord's Offer. If Landlord fails to appoint Landlord's Arbitrator in the manner and within the time set forth above, then the market rental rate shall be at the rate set forth in Tenant's Offer. If Landlord's Arbitrator and Tenant's Arbitrator shall fail to appoint a third arbitrator within the time and in the manner prescribed above, then Landlord and Tenant shall jointly and promptly apply to the local office of the American Arbitration Association for the appointment of the third Arbitrator.

                   (7) As used herein the term "MARKET RATE" shall mean the then prevailing market rate for full service Annual Rent, without consideration of any improvement allowances or other concessions actual or available in the "market", with a Base Year deemed changed to the year in which the first day of the Second Option Term occurs [such Base Year shall remain the same throughout the remainder of such Second Option Term], for tenants of comparable quality for renewal leases in buildings of comparable size, age, use, location and quality in the greater Miami area, taking into consideration the extent of the availability of space as large as the Premises in the marketplace and all other (except as aforesaid) economic terms then customarily prevailing in such renewal leases in said marketplace.

R-6 FIRST RIGHT OF NOTICE TO LEASE OFFICE OF THE AMERICAS SPACE: Provided Tenant is not in default or violation of any term or condition of the Lease, all of the following provisions of this Rider R-6 shall control:
        Landlord shall not lease any "Office of the Americas Building" space (as hereinafter defined), except in accordance with the provisions of this R-6. Upon the "availability" (as hereinafter defined) of Office of the Americas Building space, Landlord shall give Tenant written notice thereof. Within three (3) business days after receipt of such notice, Tenant may deliver to Landlord notice of its election to lease the Office of the Americas Building space ("ELECTION"), except as otherwise set forth in this Rider R-6. If Tenant fails to deliver such notice within the time required therefor, time being strictly of the essence, Tenant shall be deemed to release and waive its rights under this Rider R-6 as to such space. For purposes of this Rider R-6, the term "Office of the Americas Building" space means space in that certain building known as "Office of the Americas", having an address of 7757 West Flagler Street, Miami, Florida 33144, approximately reflected on EXHIBIT A (the "OFFICE OF THE AMERICAS BUILDING"). The term "available" means space for which a lease has expired (whether or not the same has become vacant) or for which a then existing lease is scheduled to expire or terminate within six (6) months thereafter and for which Landlord has received a "Request for Proposal" from a prospective new tenant; provided that no space shall be deemed "available" if Landlord enters into an extension or renewal agreement with an occupant of such space, provided that such other occupant has not surrendered possession of such space to Landlord prior to commencement of any extension or renewal term. Any lease of Office of the Americas Building space by Tenant shall be formally accomplished by the execution and delivery by Landlord, Tenant and any Guarantor(s) of a modification of this Lease by which the Premises are increased to include such additional Office of the Americas Building space [Tenant shall cause Guarantor(s) to join therein; such modification shall be prepared by Landlord's counsel; and Tenant shall reimburse Landlord's reasonable administrative and legal fees and costs incurred in the preparation and processing thereof] and such modification shall (a) provide for a term expiring simultaneously with the Term of this Lease or any extension or renewal term for which election has then been made hereunder; (b) contain the same rights of extension or renewal then remaining hereunder; and (c) contain all terms, conditions and provisions under this Lease, except that (i) Landlord shall have no obligation to perform any Landlord's Work or to incur any cost of improvements to the Office of the Americas Building space, which Tenant shall accept in AS-IS and WHERE-IS condition in all respects; (ii) the commencement date of the lease of the Office of the Americas Building space [that is, the first day on which such space shall be deemed included in the Premises herein leased, and therefore the first day on which rents attributable thereto shall be deemed to accrue] shall be the date of delivery of Tenant's Election; (iii) Annual Rent for the Office of the Americas Building space shall equal the product of the rentable area square feet of applicable Office of the Americas Building space multiplied by the then current "Annual Rent Price per Square Foot" [hereafter defined]; and thereafter, the Annual Rent for the applicable Office of the Americas Building space shall increase from time to time so as to always equal the product of the applicable Office of the Americas Building space rentable area square feet multiplied by the then current Annual Rent Price per Square Foot, and (iv) the Base Year applicable in the computation of charges hereunder applicable to any such Office of the Americas Building space shall be the same Base Year then applicable under the Lease immediately preceding the Election. The "ANNUAL RENT PRICE PER SQUARE FOOT" at any moment shall equal the quotient of the rentable area square feet for all of the Premises [including any additions or expansions but excluding the Lobby square feet and excluding any other square feet for which Annual Rent is not paid and excluding the Storage Space or other space for which a reduced Annual Rent is paid; collectively all such excluded square footage is referred to as "EXCLUDED SPACE"] DIVIDED BY the aggregate Annual Rent payable at such moment (that is, on an annualized basis) for all of the Premises [including any additions or expansions but excluding Excluded Space].

R-7 EXPANSION RIGHTS: The parties acknowledge that there presently exist in the Office of the Americas Building, (i) that certain existing tenancy with a tenant doing business as "New Horizons Computer Learning Center of Miami", occupying approximately 11,000 square feet of rentable area identified as Suite 82A-1, presently scheduled to expire October 1, 2002, subject to an extension option of one (1) additional five (5)-year period ("NEW HORIZONS"); (ii) that certain existing tenancy with Dade County (a political subdivision of the State of Florida), occupying approximately 14,700 square feet of rentable area identified as Suite 230, presently scheduled to expire May 31, 2003 [or earlier], subject to extension options ("DADE COUNTY PLANNING"); (iii) that certain "raw" (unbuilt) rentable area within the SECOND FLOOR ONLY, of the Office of the Americas Building [not necessarily adjacent or contiguous] in the aggregate containing approximately 32,000 square feet of rentable area ("UNBUILT SPACE") which at present is not subject to lease (collectively, the New Horizons space, the Dade County Planning space, and the Unbuilt Space may also be referred to as the "EXPANSION SPACES" or separately [or any portion thereof] as "EXPANSION SPACE"). Subject expressly to the provisions hereof and provided Tenant is not in default or violation of any term or condition of the Lease at the time of exercise or commencement of any of the following expansion options, Tenant shall have the right DURING THE INITIAL TERM ONLY, to expand into any Expansion Space, in the time and manner, and subject to the rents and other conditions, limitations and provisions set forth below and in the Lease, including without limitation the provisions of the Lease at Sections 1.1 and 1.2 governing use and restrictions on use:

           (A) NEW LEASE. Whenever during the initial Term of the Lease, Landlord shall lease space to a tenant in the Office of the Americas Building, which space exists among the Expansion Spaces AND WHICH SPACE EXCEEDS 10,000 SQUARE FEET of rentable area AND which space had NOT previously been described in a notice to Tenant advising of its then newly leased status (any lease for space meeting all of the foregoing requirements is herein referred to as a "NEW LEASE"), Landlord shall in writing thereafter notify Tenant of such New Lease, such notice to indicate the trade name of the tenant under the New Lease, the suite number or other general description of the location of the space leased, the square footage of rentable area leased, the approximate commencement date, and the actual or expected termination date. New Horizons, Dade County Planning, and any tenant under any such New Lease of which written notice is given to Tenant are all herein referred to from time to time as "EXISTING OR FUTURE TENANTS" or separately as an "EXISTING OR FUTURE TENANT". Landlord agrees to limit all New Leases for Unbuilt Space to a term of no greater than five (5) years; provided, any renewal or extension options therein contained shall provide that such renewal or extension is expressly subject to Tenant's expansion options under this Lease, as herein set forth and therefore expressly conditioned upon Tenant's lack of timely delivery of an "Expansion Notice" hereafter defined respecting such Expansion Space. Tenant expressly acknowledges and affirms that Landlord and others shall rely upon, time being strictly of the essence, and shall be entitled so to do, the effect of Tenant's lack of timely delivery of notice of exercise of an expansion option respecting the applicable Expansion Space, for purposes of relying upon a binding unconditional exercise of an expansion or renewal option, no longer subject to Tenant's rights herein, and Tenant shall indemnify and hold Landlord harmless from all suits, claims, damages, losses or liability arising out of Tenant's improper late assertion of an expansion option hereunder where Landlord and the applicable Existing or Future Tenant respecting the applicable Expansion Space have acted in reliance upon a waiver or relinquishment of Tenant's expansion option arising by Tenant's affirmative assurance or failure to exercise such option in the time and matter herein specified.

           (B) EXPANSION NOTICE. At any time during the initial Term only, and at least six (6) months prior to the termination date of the lease respecting New Horizons or Dade County Planning, but otherwise at least nine (9) months prior to the termination date of any New Lease, in either case time being strictly of the essence, Tenant shall (if ever) in writing deliver notice to Landlord unequivocally stating that Tenant elects to expand into all of the Expansion Space leased under the applicable lease to such Existing or Future Tenant, in the time and manner and subject to the rents, terms and conditions hereof ("EXPANSION NOTICE"). Tenant's failure to timely deliver such Expansion Notice shall irrevocably be deemed to waive any right of Tenant to expand into such Expansion Space thereafter [irrespective of any future lease therefor, thereafter arising; and the parties acknowledge that Landlord shall have no obligation to provide further notice to Tenant respecting any such future lease therefor, thereafter arising]. Any such Expansion Notice respecting New Horizons or Dade County Planning space only, shall be deemed, whether or not it so indicates, to expressly incorporate Tenant's acknowledgment that same is subject to any renewal or extension of the applicable lease.

           (C) AVAILABLE EXPANSION SPACE NOTICE. At any time during the initial Term only of this Lease, prior to Landlord's written notice to Tenant of any New Lease affecting a specific portion of Expansion Space not subject to lease and equal to or exceeding 10,000 square feet of rentable area only ("AVAILABLE EXPANSION SPACE") [space containing FEWER THAN 10,000 SQUARE FEET of rentable area shall NOT be subject to the terms hereof], Tenant may deliver written notice to Landlord unequivocally stating that Tenant elects to expand into the Available Expansion Space in the time and manner and subject to the rents, terms and conditions hereof ("AVAILABLE EXPANSION SPACE NOTICE").

           (D) TENDER OF POSSESSION. Landlord shall tender possession ("TENDER") of the Expansion Space which is properly the subject of a timely delivered written Expansion Notice or Available Expansion Space Notice within thirty (30) days after delivery of Available Expansion Space Notice or within thirty (30) days after any Existing or Future Tenant under lease for such space fully and finally vacates and surrenders same to Landlord ("SURRENDER"), as applicable; but subject to a later delivery in either case as may be applicable or necessary by reason any delay or refusal of any such Existing or Future Tenant to timely and properly Surrender [the provisions above at Rider provision R-1, respecting Existing Lease and Existing Tenant shall be deemed fully applicable here as if restated in this sentence, but instead referring to any Existing or Future Tenant and applicable so as to protect Landlord against and to incorporate the agreements of Tenant respecting, any such delay or refusal to timely Surrender]. Upon Tender, the Premises under this Lease shall be deemed expanded to include the applicable Expansion Space; and all of the terms, conditions and provisions of the Lease shall be deemed fully to apply to and in respect of such Expansion Space, modified however as herein set forth. In connection with any such expansion as described in this Rider provision R-7, same shall be formally accomplished by the execution and delivery by Landlord, Tenant and any Guarantor(s) of a modification of this Lease by which the Premises are increased to include such Expansion Space [Tenant shall cause Guarantor(s) to join therein; such modification shall be prepared by Landlord's counsel; and Tenant shall reimburse Landlord's reasonable administrative and legal fees and costs incurred in the preparation and processing thereof].

           (E) "AS IS" CONDITION. Subject to the next sentence, Tenant acknowledges and agrees that when applicable, in each case the Expansion Space has been and is currently in existence and by Landlord's tender of delivery thereof, Tenant shall at such time be deemed to accept the applicable Expansion Space in "AS IS" condition (except only for any applicable Landlord's Work), and Tenant shall reserve no claims, offsets or backcharges regarding the condition thereof. Notwithstanding the preceding sentence, Landlord shall be responsible to correct any latent defects in any work performed by Landlord therein, provided Tenant notifies Landlord in writing of such latent defects within six (6) months after Landlord initially Tenders possession thereof, time being strictly of the essence. No increased rights of parking or signage shall accrue, arise or be deemed to exist by virtue of any Tender or other leasing of Expansion Space [or space arising under the provisions of Rider R-6 above] by Tenant.

           (F) LANDLORD'S WORK. The parties acknowledge that in each case of such expansion, Tenant shall timely cooperate with Landlord in the preparation and finalization of Space Plans, and other submissions, Working Drawings, renderings, comments and requirements, in the same manner and subject to the same terms and conditions for Landlord's Work [to the Premises at the inception of the initial Lease term hereof, as set out in the Lease and EXHIBIT B thereto], but modified as follows:

               (i) the delivery date of the initial Space Plan shall be twenty
        (20) days after Tenant delivers its Expansion Notice or Available Expansion Space Notice, as applicable;

               (ii) the contemplated work shall be limited to the applicable Expansion Space only;

               (iii) the provisions which provide for certain items of work [including "ADA" compliance and fire sprinkler installations] to be performed at Landlord's sole cost and without right of reimbursement from the Allowance, are modified so as to allow Landlord to draw against the Allowance for all such costs and expenses respecting the applicable Expansion Space;

               (iv) the applicable Allowance shall be a value computed as the product of the square feet of rentable area of the applicable Expansion Space, multiplied by the value $22.00, further multiplied by a fraction, the numerator of which shall be the number of months (rounded up to the next whole number) remaining after Landlord's Tender of such Expansion Space through the Termination Date of the initial Term of this Lease, and the denominator of which shall be 126;

               (v) references in the Landlord's Work provisions to the Building shall be deemed references to the Office in the Americas Building and references in the Landlord's Work provisions to the Premises shall be deemed references to the applicable Expansion Space; and

               (vi) the Scheduled Commencement Date shall be changed to the date which is thirty (30) days after Tender of possession of the applicable Expansion Space.

           (G) TERM, RENT COMMENCEMENT. The term of Tenant's lease of any such Expansion Space shall be coterminous with (that is, terminate at the same time as, and subject to the same options to renew or extend as) Tenant's Term under the Original Lease. The first day of the Term respecting such Expansion Space shall be the date of Landlord's tender of possession, and all rents and charges attributable to such Expansion Space shall immediately commence and be due and payable from and after such date of Tender, in the time and manner and subject to the terms and provisions of the Lease, payable simultaneously with all other rents and charges otherwise payable by Tenant under the Original Lease.

           (H) ANNUAL RENT. The Annual Rent attributable to such Expansion Space at any moment during the Term, including as same may be extended or renewed, shall be computed as the product of the square feet of rentable area of the applicable Expansion Space, multiplied by the Annual Rent Price per Square Foot then applicable.

           (I) OPERATING EXPENSES AND TAXES. The Operating Expenses and Taxes respecting such Expansion Space after the date of Tender shall be those attributable to the Office in the Americas Building, and Tenant shall pay it's Proportionate Share of the excess thereof over the Base Year 2000; and same shall be computed, due, and payable in the time and manner and subject to the terms and conditions of this Lease, except that the Proportionate Share attributable to the Office in the Americas Building Operating Expenses and Taxes shall be a fraction comprised of the quotient of the aggregate square feet of rentable area of Office in the Americas Building space then under Lease to Tenant, divided by the aggregate square feet of leased and occupied rentable area in the Office in the Americas Building (expressly subject to and limited by the same provisions of "control" as set forth in Rider provision R-4 above).

R-8 HVAC: Landlord agrees that it shall, on or before the date of tender of delivery of possession of the Premises, make all mechanical, electrical and HVAC systems operational; and where necessary Landlord shall take action at its expense to upgrade existing air conditioning capacity so as to comply with Landlord's obligations arising under Sections 7.1 and
        13.1 of the Original Lease [but subject to the provisions of Section
        13.3 of the Original Lease and Paragraph 10 of Exhibit C to the Original Lease]. All work or actions taken in compliance with this HVAC paragraph shall be paid for by Landlord and shall not be reimbursed by or applied against the Allowance.

R-9 SIGNAGE: Subject to all applicable laws and compliance with this Lease, including Landlord's Building Standard criteria, Tenant shall be entitled to install, expressly subject to "code", at its sole cost and expense, up to three (3) Building Standard exterior signs identifying Tenant's tradename [HOWEVER, Tenant acknowledges that Landlord has advised that "code" at present evidently prohibits more than TWO (2) such signs and irrespective of such "code" more restrictive provisions herein shall control], provided, however, that the size, dimensions, location, colors, lettering and all other aspects of the signage shall be subject to Landlord's prior written approval (where within the parameters of "code" and Landlord's uniform signage criteria, such approval shall not be unreasonably withheld or delayed). Tenant may select the location for such signs from among the following three (3) locations, provided, Tenant's election, once made, shall be final: (i) exterior face of the Building facing the Palmetto Expressway, at the location where the Existing Tenant's "Santa Cruz" signage exists, (ii) exterior face of the Building on the West side of the Building, EITHER where the Existing Tenant's "Santa Cruz" signage exists OR at the location of existing "Mall of the Americas" signage at the non-mall entrance to the Building [as approximately shown on EXHIBIT A], or (iii) on the exterior face of the building in which is situate the Space 33C portion of the Premises (collectively, the "BASIC SIGNAGE"). Landlord agrees at its cost and expense to remove the said "Mall of the Americas" sign at the non-mall entrance to the Building irrespective of whether Tenant selects such location as aforesaid. The Basic Signage shall be fabricated, erected, installed and maintained all at Tenant's sole expense contemporaneously with substantial completion of Landlord's Work, subject always to compliance with all applicable laws, compliance with this Lease and satisfaction of any and all reasonable requirements and conditions therefor as Landlord may impose from time to time. In the event of termination of this Lease, or upon voluntary or involuntary dispossession of Tenant, then in addition to any and all other remedies provided in this Lease, Landlord shall have the right, without any liability to Tenant, to remove all Basic Signage at Tenant's cost. Except as set forth above, no signs of any kind or nature, symbols or identifying markers may be put in or about the exterior of the Premises or the Building or any part thereof, without the prior written approval of Landlord, acting in its unrestricted discretion.

R-10    PARKING:

           (A) PROPERTY. The parties acknowledge that the Building exists within an overall property which includes parking areas and other improvements, including an enclosed retail shopping mall presently used primarily by retail tenants and known as "Mall of the Americas". The Building, the other nearby improvements, including Mall of the Americas, and the shared parking areas are herein referred to collectively as the "CENTER PROPERTY".

           (B) PARKING AREA. The parties acknowledge that in the immediate vicinity of the Building exist approximately 565 parking space ("VICINITY PARKING") (as such Vicinity Parking area is approximately located on EXHIBIT A to this Lease) and adjacent to the Building and forming a part of the Center Property is an area presently used for the parking of motor and other vehicles by occupants and tenants (and others so entitled) of the Building and other improvements (including Mall of the Americas) within or forming a part of the Center Property (the "PARKING AREA") (as such Parking Area is approximately located as of the date hereof on EXHIBIT A to this Lease). For purposes of these provisions, the Parking Area includes the Vicinity Parking, and the Parking Area (so inclusive) contains as of the date of this Lease, approximately 2,500 parking spaces. Tenant acknowledges and affirms that the Parking Area shall be and remain subject to the exclusive control and management of Landlord and/or Landlord's designees; the manner in which the Parking Area may be operated and maintained, and the expenditures therefor, shall be at the sole discretion of Landlord, and Landlord shall have the sole right and exclusive authority to employ and discharge all personnel with respect thereto. The use by Tenant of the Parking Area shall be subject to rules and regulations for the use thereof as prescribed from time to time by Landlord or the owner of such Parking Area, expressly including the right to designate areas within which Tenant and its employees, personnel, invitees, contractors and any other parties related to Tenant shall be required to park. Notwithstanding the provisions of the Lease and hereof, including Landlord's rights below respecting the Parking Area, changes to the Vicinity Parking area shall be subject to certain limitations as follows: Landlord shall not decrease the total number of spaces within the Vicinity Parking area or otherwise materially adversely reconfigure, modify or decrease the overall approximate square footage of the Vicinity Parking or materially adversely change or modify the layout of striping, bumpers and travel paths within the Vicinity Parking area unless required by or so as to comply with or as resulting from laws, "code" or other governmental or administrative requirements [including zoning and handicap, "stroller" or similar access requirements], exercise or compliance with exercises of eminent domain or other condemnation, or judicial order, decree or mandate, or events of casualty or catastrophe or other acts of G-d or events beyond Landlord's reasonable control (collectively, "GOVERNMENTAL AND JUDICIAL COMPLIANCE AND SIMILAR EVENTS").

           (C) UNRESERVED, CANOPIED AND RESERVED-VISITOR SPACES. Tenant and its customers, visitors and employees are hereby granted a revocable, non-exclusive license (in common with all others to whom Landlord has or may hereafter grant rights) to use, during the Term, the Parking Area as same may now or at any time during the Term exist, for the parking of permitted vehicles (within the lines), strictly on an unreserved basis, expressly subject to the terms and conditions hereof, including Landlord's regulations and designations of specific areas of parking as noted above ("UNRESERVED SPACES"). During the Term of this Lease, as same may be extended, Landlord agrees that, subject expressly however to the foregoing, including Governmental and Judicial Compliance and Similar Events:

               (i) no fewer than 2,500 parking spaces shall exist within all of the Parking Area, and no more than 626 of the spaces within the Parking Area at any time shall be exclusively reserved to persons or parties other than Tenant or parties connected to Tenant [and the remainder shall be Unreserved Spaces],

               (ii) no fewer than 7 Unreserved Spaces shall exist per 1,000 square feet of rentable area of the Premises [including any additions or expansions but excluding Excluded Space],

               (iii) ten (10) canopied parking spaces with the Tenant's name painted on the parking bumper will be provided for Tenant's exclusive, reserved use [canopy to be constructed at the location designated by Landlord, such construction to be performed by Tenant at its sole cost and expense PROVIDED the foregoing cost and expense shall be reimbursable from the Allowance, treating such cost and expense in the same manner as any other item or charge otherwise payable from the Allowance],

               (iv) twenty (20) additional parking spaces shall be exclusively reserved for Tenant's use and marked on the parking bumper, "Tiger-Direct Visitor", such twenty (20) spaces to be located directly in front of Tenant's non-mall entrance, and

               (v) commencing as of the later to occur of the date of execution and delivery of this Lease and the date of full execution and delivery of a separate written agreement between Tenant and Landlord limited to the terms and conditions further governing the following "shuttle parking" provisions ["SEPARATE WRITING"], and concluding upon the date Tenant opens for business in the Premises, Landlord shall designate an area within the Parking Area, such area to be selected in Landlord's sole discretion, in which area a revocable license is granted to Tenant for the limited purpose of allowing its employees to park (subject to the rules, regulations and parking provisions of this Lease and Rider and subject to availability of such spaces from time to time), so as to permit Tenant (at its sole cost, expense and risk) to operate a shuttle service to transport such employees to and from their cars so parked and Tenant's existing facilities (hereafter, "EMPLOYEE SHUTTLE AREA"). Landlord shall not be required to exercise any effort or incur any expense to specially police or otherwise secure exclusivity of such Employee Shuttle Area and Landlord expressly reserves the right to prohibit any particular user thereof who violates the terms or conditions hereof, including Landlord's rules and regulations governing such area. If, due to seasonal fluctuations in parking demands or other reasons, including Landlord's repair, maintenance and/or construction or improvement in or to the Parking Area, customers, workers, non-Tenant employees or others park in or obstruct such designated area or other interference with such area arises by reason of other activities or repair, maintenance, construction or improvement, Landlord shall not be obligated to take affirmative action to remove, cease, expedite, abate, modify or otherwise prohibit or enjoin such interfering circumstances. The foregoing Employee Shuttle Area provisions shall be subject to any further terms and conditions specified in the Separate Writing.

           (D) LANDLORD'S EXPRESS RIGHTS AND RESERVATIONS. Landlord hereby expressly reserves the right but without obligation therefor, from time to time, to construct, maintain and operate lighting and other facilities, equipment and signs on all of said Parking Area; to police and provide security, in Landlord's sole judgment (subject to express provisions elsewhere herein set forth); to construct surface, subterranean and/or elevated parking areas and facilities; to change or reduce the area, level, location and arrangement of all components of the Parking Area; to restrict parking by tenants and other occupants of the Building or adjacent retail areas and their respective employees, agents, subtenants, concessionaires and licensees; to enforce parking charges; to modify the traffic flow pattern and layout of parking spaces and the entrances and exits to adjoining public streets or walkways and otherwise reconfigure, increase or diminish the Parking Area [but as to the Vicinity Parking area, Landlord's rights shall be subject to the limitations described above in Rider provision R-10(B) as affected by the Governmental and Judicial Compliance and Similar Events provisions]; to utilize portions thereof for temporary storage of construction equipment; to utilize portions thereof for kiosks, entertainment, displays and charitable activities; and Landlord may do such other acts in and to the Parking Area as in its judgment may be desirable to improve the convenience or attraction thereof. In addition, Landlord may close temporarily all or any portion of thereof for the purpose of making repairs or changes thereto and to discourage non-customer parking; to close all or any portion thereof or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; and to do and perform such other acts in and to said areas and improvements as Landlord shall determine. Landlord shall have no liability nor shall Tenant be entitled to any abatement of Rent or for damages of any kind as a result of any interruption or discontinuance of furnishing Parking Area availability in accordance with these express reservations, subject however to the provisions at subitem (c) immediately above.

R-11 EXCLUSIVES/RESTRICTIVE COVENANTS: Tenant shall abide by, comply with and not violate any and all "exclusives" and restrictive covenants now or hereafter affecting the Shopping Center or the Building or any portion thereof; provided the same shall not prohibit the use permitted by
        Section 1.1 of the Original Lease [but, in respect of any future catalogue change as permitted in Section 1.1 of the Original Lease, to the extent it affects the future use of Space 33C, which may change to conform with catalogue changes subject to the provisions of Section 1.1 of the Original Lease, Tenant shall not violate any then existing "exclusives" and restrictive covenants then affecting the Shopping Center]. Without limiting the generality of the foregoing, Tenant shall abide by, comply with and not violate any and all "exclusives" and restrictive covenants set forth in Exhibit D.

R-12 RADON: Section 404.056 (6), Fla. Stat., requires the inclusion of the following "Notification on Real Estate Documents" at the time of, or prior to, contract for sale and purchase of any building or execution of a rental agreement for any building: "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department."

R-13 REPAIR BY TENANT UPON FAILURE OF LANDLORD TO PERFORM: Notwithstanding any other provision of the Lease, in the event Landlord has failed and refused in violation of the Lease to make or render any non-structural interior repair to Suites 35 or 33C or the Lobby, which Landlord is obligated to make under the express repair provisions of the Lease, then, after twenty (20) days' advance written demand therefor by Tenant upon Landlord (or such reasonable additional period of time that Landlord may require where Landlord has commenced the repair and same cannot reasonably be concluded within such 20 day period but Landlord is reasonably prosecuting same to completion; or sooner in the event of an emergency where delay would cause Tenant to suffer additional losses or otherwise the repair is unquestionably required and necessary to mitigate damages or loss [an "emergency repair"], but in such case upon as much notice as is reasonably practicable in the circumstances), Tenant may perform the repair or emergency repair within the aforesaid portions of the Premises only, and only to the extent necessary to stem or mitigate the continued suffering of damages or losses until such time as Landlord shall render the complete repair. Provided Tenant is not in default or violation of this Lease upon the giving of any of the following notices or upon the date on which reimbursement is due or off-set [strictly as set forth below] is permitted, then, upon thirty
        (30) days' advance written demand to Landlord therefor, to include paid receipts evidencing actual reasonable costs necessarily so incurred by Tenant, Landlord shall reimburse such actual reasonable costs so incurred by Tenant; and where Landlord fails to timely reimburse same, then, and only then, provided Tenant has first given Landlord an additional twenty (20) days' advance written notice specifically indicating Tenant's intention to off-set rent, given after the expiration of the foregoing thirty (30) days' notice period, still without Landlord having reimbursed such amount, Tenant may elect to recover such reimbursement due Tenant, by off-set against installment(s) of Annual Rent otherwise thereafter accruing and coming due under this Lease [any other sum claimed by Tenant to be due from Landlord, arising out of any other provision of this Lease, may be recovered by Tenant only through, and Tenant's remedy is limited to, an action for damages].

R-14 LIMITED PROTECTED AREA: Notwithstanding the provisions of the Lease, provided Tenant is not in default of any term or provision of the Lease beyond any applicable cure period, and in respect ONLY to the Vicinity Parking area approximately located on EXHIBIT A to this Lease ("PROTECTED AREA"), Landlord shall not construct a "Permanent Building" as hereafter defined within the said Protected Area, provided, however, nothing herein contained shall limit or impair Landlord's right to otherwise properly operate the common area and all parking areas (including the portion thereof contained within the Protected Area), including without limitation the repair, replacement, or new installation of underground utilities or above ground parking area accoutrements including lighting standards, paving, signage, bumpers, curbs, and other road or parking area improvements, as determined to be necessary by Landlord in its sole and absolute discretion, and any other renovation, refurbishment, replacement, repair, or alteration within the common area other than the construction of a Permanent Building within the Protected Area, nor shall anything herein contained limit or impair Landlord's ability to fully comply in any lawful manner with any governmentally imposed rule, regulation or law including compliance with or suffering the consequences of any Governmental and Judicial Compliance and Similar Events. A "Permanent Building" shall mean any permanent structure suitable for human occupancy, the construction of which requires approval from local government and issuance of a certificate of occupancy; and Permanent Building shall also include any other constructed improvement [other than as expressly reserved to Landlord hereinabove] which interferes with or more than immaterially decreases the number of parking spaces available within the Protected Area. As used in this Rider, the Lease or elsewhere in any exhibits or attachments to the Lease, "common area" (or "common areas") or "Common Area" (or "Common Areas") shall refer to the non- Premises areas (that is, all areas exterior to the Premises), within or outside of the building in which the Premises is situate (including parking areas) as well as, without limitation, other enclosed areas exterior to the Premises, such as the areas used for mechanical, electrical, telephone and janitor closets, any "central plant", building equipment rooms, restrooms, vending areas, corridors, elevator lobbies (other than the Lobby), building stairs, any fire tower(s), elevator shafts, flues, stacks, vertical pipe shafts and vertical ducts (but not including any area for the special or dedicated use of a particular tenant such as special stairs or elevators).

R-15 SATELLITE DISH: Notwithstanding anything contained herein to the contrary, Tenant shall be permitted a license, to continue co-terminus with the duration of this Lease, terminable only upon a termination or other expiration of this Lease, to install a satellite dish subject to the following terms and conditions:

        (a) Subject to Tenant obtaining and maintaining all required governmental approvals, Tenant shall be permitted to install a disc shaped electronic satellite antenna having a diameter of not greater than 2 feet (the "DISC"), within an entirely enclosed screen wall, satisfactory to Landlord, at a location on the roof over any of the Premises as Landlord shall reasonably designate and otherwise subject to the following terms and conditions (the "DISC INSTALLATION"). All roof penetrations and roof repairs shall be performed by a duly licensed and bonded roofer approved in writing by Landlord. The screen wall shall completely shield the Disc from view except from a vantage point directly above same.

        (b) Except as otherwise provided herein, all provisions of the Lease shall be deemed applicable to the Disc Installation. Tenant shall submit to Landlord, for Landlord's prior written approval, which approval Landlord shall not unreasonably withhold, complete plans and specifications for the Disc and Disc Installation within ninety
            (90) days following execution and delivery of this Lease. Tenant shall be responsible in determining the sufficiency of the roof structure to support the live and static load of the Disc and screen wall. Tenant shall install the Disc without voiding Landlord's roofing bond. If required by Landlord, Tenant shall at its own cost and expense install catwalks to the location of the Disc. Within a period of ninety (90) days after Landlord has given its approval of Tenant's aforesaid plans and specifications, Tenant shall complete the Disc Installation.

        (c) Upon reasonable notice to Landlord, Tenant shall be permitted access to the Disc and the roof of the Premises, subsequent to the Disc Installation and during the term of the Lease, as necessary for the proper maintenance thereof.

        (d) Prior to the expiration (but not sooner termination) of the Lease, so long as Tenant is not in default, Tenant shall be permitted access to the roof of the Premises to remove the Disc, provided that Tenant, at Tenant's sole cost and expense, shall repair any damage related thereto and restore the roof to the same condition as existed prior to the Disc Installation.

        (e) Under no circumstances will Tenant permit the operation of the Disc to interfere with or otherwise impede the operations of any other communications, electronic transmission or other similar systems operating in, to or from the building, the common area, or the shopping center of which the building is a part and in the event operation of Tenant's Disc does so interfere with or otherwise impede any other communications, transmissions or system and Tenant fails to remove and abate such interference or impedence, then Landlord shall be permitted to remove the Disc, at Tenant's sole cost and expense, as if the term of the Lease had expired.

        (f) Under no circumstance shall Tenant use the Disc and Disc Installation for any purpose other than Tenant's ordinary business use in furtherance of Tenant's Use as permitted under this Lease, for the sole benefit of Tenant. In clarification and not limitation of the immediately preceding sentence, Tenant shall not "re-sell" or lease, sublease, license or otherwise permit use of all or any portion of the signals or bandwidth or other electromagnetic emissions from or to the Disc, by any other tenant in the building or other building(s) comprising the overall project of which the Premises are a part, including the shopping center or by any other party or person whatsoever (other than Tenant and its affiliated companies or internal divisions), provided, in case of a permitted assignment of the Lease or a permitted sublet of 100% of the Premises, the license herein granted to use the Disc may be included in the assignment or sublet to the same assignee or sublessee for the duration of its term or sublet, as applicable, otherwise subject to all of these terms and conditions.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year provided in the Original Lease.

WITNESSES:                                 TENANT:

                                           TIGER DIRECT, INC.,
/S/ DAN BROWN                              a Delaware corporation
------------------------------
[Sign & Print]


/S/ CARL FIORENTINO                        By:  /S/ GILBERT FIORENTINO
------------------------------                  ------------------------------
[Sign & Print]                             [Print & Sign Above], President

                                           LANDLORD:

                                           KEYSTONE-MIAMI PROPERTY
                                           HOLDING CORP., a Florida corporation

                                           By:  RREEF Management Company, a
                                                Delaware corporation


                                           By: /S/ AL DIAZ
                                               -------------------------------
                                           Al Diaz, Vice President
/S/ ROSA TORRES-LARA
------------------------------
[Sign & Print]


/S/ SUSAN S. SALMAN
------------------------------
WITNESS [Sign & Print] Susan S. Salman
[Sign & Print]

                                           By:  /S/ LEE LETCHFORD
                                                ------------------------------
                                                Lee Letchford, Senior V.P.
                                                [Corporate Seal]
/S/ MARY WULFING
------------------------------
WITNESS [Sign & Print] Mary Wulfing


/S/ PHILIP HENDERSON
------------------------------
WITNESS [Sign & Print] Phlip Henderson